UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No.       )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Sonoco Products Company
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SONOCO PRODUCTS COMPANY

1 NORTH SECOND STREET HARTSVILLE, SOUTH CAROLINA 29550 US

March 4, 2019

To Our Shareholders:

You are cordially invited to attend our Annual Shareholders’ Meeting to be held at the Center Theater,
212 North Fifth Street, Hartsville, South Carolina, on Wednesday, April 17, 2019, at 11:00 a.m. (Eastern Time).

We have enclosed a Notice of 2019 Annual Meeting of Shareholders and Proxy Statement that cover the details of matters to be presented at the meeting.

In addition to acting on the matters listed in the Notice of Annual Meeting of Shareholders, we will discuss the Company’s progress, and you will be given an opportunity to ask questions of general interest to all shareholders.

We have also enclosed a copy of our 2018 Annual Report, which reviews the Company’s events of the past year, and discusses strategy and the outlook for the future (or we delivered one copy of the Annual Report for all shareholders at your address).

We hope that you will come to the 2019 Annual Meeting of Shareholders in person; however, even if you plan to attend, we strongly encourage you to complete the enclosed proxy card or voting instruction form and return it in the enclosed business reply envelope. If you are a shareholder of record, you can also vote by telephone (if you live in the United States) or via the Internet. Instructions are shown on your proxy card. If you are a shareholder of record and for any reason you desire to revoke your proxy, you can do so at any time before the voting. Your vote is important and will be greatly appreciated.

Harris E. DeLoach, Jr.

Executive Chairman

Notice Of 2019 Annual Meeting Of Shareholders	4	Executive Compensation	25
Proxy Statement	5	Compensation Discussion and Analysis	25
Information Concerning the Solicitation	5	Compensation Committee Report	47
Proposal 1: Election of Directors	8	Compensation Risk Review	47
Information Concerning Directors Whose		Summary Compensation Table	48
Terms Continue	11	2018 Grants of Plan-based Awards	51
Corporate Governance	13	Outstanding Equity Awards at 2018 Fiscal Year-end	53
Corporate Governance Guidelines and Code of		2018 Option Exercises and Stock Vested	55
Business Conduct and Ethics	13	2018 Pension Benefits	57
Director Independence Policies	13	2018 Nonqualified Deferred Compensation	60
Majority Withheld – Director Resignation Policy	13	Potential Benefits Payable Immediately Upon
Board Leadership Structure, Executive Sessions of		Certain Separation Events	64
Non-management Directors and Lead Director	14	Pay Ratio	66
Declassification of the Board of Directors	14	Director Compensation	67
Director Nomination Process	14	2018 Director Compensation Table	68
Shareholder Proxy Access	15	Non-employee Directors’ Outstanding Equity Awards
Communications with the Board of Directors	15	at 2018 Fiscal Year-end	70
Board Meetings and Committees of the Board	16	Audit Committee Report	71
Annual Performance Evaluation of the Board	18	Independent Registered Public Accounting Firm	72
The Board’s Role in the Risk Management Process	18	Proposal 2: Ratification of Independent
Compensation Committee Interlocks		Registered Public Accounting Firm	73
and Insider Participation	20	Proposal 3: Advisory Resolution to Approve
Related Party Transactions	20	Executive Compensation	74
Section 16(a) Beneficial Ownership Reporting		Proposal 4: Approval of the 2019 Omnibus
Compliance	22	Incentive Plan	74
Security Ownership of Certain Beneficial Owners	22	Proposal 5: Advisory (Non-binding) Shareholder Proposal Regarding Simple
Security Ownership of Management	23	Majority Vote	83
		Incorporation by Reference	84
		Shareholder Proposals for Next Annual Meeting	84
		Delivery of Documents to Shareholders
		Sharing an Address	84
		Electronic Access to Annual Meeting Materials	85
		Other Matters	85
		Exhibit One: Sonoco Products Company 2019
		Omnibus Incentive Plan	E1

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SONOCO PRODUCTS COMPANY

1 NORTH SECOND STREET HARTSVILLE, SOUTH CAROLINA 29550 US

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

TIME

11:00 a.m. (Eastern time) on Wednesday, April 17, 2019

PLACE

The Center Theater, 212 North Fifth Street, Hartsville, South Carolina

PROPOSALS

Proposal 1: Election of Directors;

Proposal 2: Ratification of independent registered public accounting firm;

Proposal 3: Advisory (non-binding) resolution to approve executive compensation;

Proposal 4: Approval of the 2019 Omnibus Incentive Plan;

Proposal 5: Advisory (non-binding) shareholder proposal regarding simple majority vote; and

Transact any other business that properly comes before the meeting or any adjournment of the meeting.

RECORD DATE

You may vote only if you were a shareholder of record at the close of business on February 27, 2019.

ANNUAL REPORT

We have enclosed a copy of the 2018 Annual Report or we have delivered a single copy of the Annual Report for all shareholders at your address. The Annual Report is not part of the proxy soliciting material.

PROXY VOTING

It is important that your shares be represented and voted at the meeting.

If you hold your shares in your own name as a record shareholder, please vote in one of these three ways:

(1) USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card if you live in the United States;

(2) VISIT THE WEBSITE shown on your proxy card and vote via the Internet; or

(3) MARK, SIGN, DATE, AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

If your shares are held in street name by a broker, bank, or other nominee, please follow the instructions that entity sent to you with these proxy materials to have your shares voted at the Annual Meeting.

By order of the Board of Directors,

John M. Florence, Jr.                                                                                                                                                March 4, 2019

Secretary

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SONOCO PRODUCTS COMPANY

1 NORTH SECOND STREET HARTSVILLE, SOUTH CAROLINA 29550 US

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

We are sending you these proxy materials in connection with the solicitation by the Board of Directors of Sonoco Products Company of proxies to be used at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on Wednesday, April 17, 2019, at 11:00 a.m. (Eastern time) at The Center Theater, 212 North Fifth Street, Hartsville, SC, and at any adjournment or postponement of the meeting. The proxy materials are first being mailed on or about March 18, 2019. If you wish to attend the meeting in person, you may obtain directions to our office on our website at sonoco.com. The site of the Annual Meeting is only a short distance from the Sonoco office, and directions from the office to the annual meeting site may be obtained at the reception desk.

How a Quorum Will Be Established

The Annual Meeting will be held if a majority of the outstanding shares of common stock entitled to vote (a “quorum”) is represented at the meeting. If you have submitted valid proxy instructions, or are a record shareholder and attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced. “Broker non-votes” also count in determining whether a quorum is present. A “broker non-vote” occurs when a broker, bank, or nominee who holds shares in street name for a beneficial owner attends the meeting in person, or by proxy, but chooses not to vote on a particular proposal, or does not have discretionary voting power for that proposal, and has not received voting instructions from the beneficial owner.

Who May Vote

You will only be entitled to vote at the Annual Meeting if our records show that you were a record shareholder on February 27, 2019. At the close of business on February 27, 2019, a total of 100,033,572 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

HOW TO VOTE SHARES

HELD DIRECTLY

If you hold your shares in your own name as a record shareholder through our transfer agent, Continental Stock Transfer and Trust, you may vote by proxy or in person at the meeting. To vote by proxy you may select one of the following options:

Telephone - You may vote by telephone (if you live in the United States) using the toll-free number shown on your proxy card. You must have a touch-tone telephone to use this option. Telephone voting is available 24 hours a day, seven days a week. Votes must be received by 7pm (EDT) on April 16, 2019. Clear and simple voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, please DO NOT return your proxy card.

Internet - You may vote through the Internet. The website for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. Votes must be received by 7pm (EDT) on April 16, 2019. When you vote through the Internet, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote through the Internet, please DO NOT return your proxy card.

Mail - If you choose to vote by mail, please mark the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope.

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Actions of the Proxy Agents

If you indicate your voting choices, your shares will be voted according to your instructions. If you fail to give voting instructions, the proxy agents will vote your shares according to the recommendations of the Board of Directors:

Subsequent voting by telephone or via the Internet cancels your previous vote. If you are a shareholder of record, you may also attend the meeting and vote in person, in which case your proxy vote will not be used.

If your shares are held in street name by a broker, bank, or other nominee, you may revoke your voting instructions by submitting new voting instructions to the broker, bank, or other nominee who holds your shares.

How to Vote Shares Held in Street Name by a Broker, Bank, or Other Nominee

If your shares are held in street name by a broker, bank, or other nominee, you may direct your vote by submitting your voting instructions to your broker, bank, or other nominee. Please refer to the voting instructions provided by your broker, bank, or other nominee. For matters that are considered “routine” in nature, brokers have discretionary authority to vote on behalf of the shareholder. The only routine proposal for consideration at the Annual Meeting is Proposal 2, the ratification of the independent registered public accounting firm. Brokers may vote on this matter even if you have not provided voting instructions.

Your broker, bank, or other nominee is not permitted to vote on Proposal 1, Proposal 3, Proposal 4, or Proposal 5 unless you provide voting instructions. Therefore, if you hold your shares in street name and do not return a voting instruction form, or if you return a voting instruction form but do not indicate how you want your broker, bank, or other nominee to vote on any of these matters, a broker non-vote will occur with respect to such matters.

If you wish to vote at the meeting and your shares are held in street name by a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record prior to the meeting and present it to the Secretary of the Company at the meeting.

Proposal 1 –	FOR all nominees for director,
Proposal 2 –	FOR ratification of the selection of PwC LLP as our independent registered public accounting firm,
Proposal 3 –	FOR the advisory (non-blinding) resolution on executive compensation,
Proposal 4 –	FOR the approval of the 2019 Omnibus Incentive Plan, and
Proposal 5 –	AGAINST the advisory (non-binding) shareholder proposal regarding simple majority vote.

The proxy agents will vote according to their best judgment on any other matter that properly comes before the Annual Meeting. At present, the Board of Directors does not know of any other such matters.

How to Revoke Your Proxy

You may revoke your proxy at any time before it is voted. If you hold your shares in your own name as a record shareholder, you may revoke your proxy in any of the following ways:

•

by giving notice of revocation at the Annual Meeting;

•

by delivering to the Secretary of the Company, 1 North Second Street, Hartsville, SC 29550 US, written instructions revoking your proxy; or

•

by delivering to the Secretary an executed proxy bearing a later date.

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HOW VOTES WILL BE COUNTED

Proposal 1: Election of Directors

Directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the Annual Meeting. “Plurality” means that, if there were more nominees than positions to be filled, the persons who received the largest number of votes would be elected. Because there is the same number of nominees as positions to be filled, we expect all nominees to be elected. Votes that are withheld or that are not voted in the election of directors (including broker non-votes) will have no effect on the outcome of the election. Cumulative voting is not permitted.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The ratification of the independent registered public accounting firm will be approved if the votes cast in favor exceed the votes cast against the matter. Abstentions or shares that are not voted will have no effect on the outcome of the matter.

Proposal 3: Advisory (Non-Binding) Resolution to Approve Executive Compensation

The vote on the advisory (non-binding) resolution to approve executive compensation will be approved if the votes cast in favor of the matter exceed the votes cast against the matter. However, the vote is non-binding on us and our Board of Directors. Abstentions or shares that are not voted (including broker non-votes) will have no effect on the outcome of the matter.

Proposal 4: Approval of the 2019 Omnibus Incentive Plan

The vote on the approval of the 2019 Omnibus Incentive Plan will be approved if the votes cast in favor of the matter exceed the votes cast against the matter. Abstentions or shares that are not voted (including broker non-votes) will have no effect on the outcome of the matter.

Proposal 5: Advisory (Non-Binding) Shareholder Proposal Regarding Simple Majority Vote

The vote on the advisory (non-binding) shareholder proposal regarding simple majority vote will be approved if the votes cast in favor of the matter exceed the votes cast against the matter. Abstentions or shares that are not voted (including broker non-votes) will have no effect on the outcome of the matter. Because the proposal is non-binding, its effect will be to inform the Board of Directors of the preferences of shareholders casting votes on the proposal.

Other Matters

Any other matter that may be brought before the meeting will be approved according to our By-laws. Articles of Incorporation and other governing documents, if the votes cast in favor of the matter exceed the votes cast against the matter. Abstentions or shares that are not voted (including broker non-votes) will have no effect on the outcome of such matters.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. Morrow Sodali LLC, will assist in obtaining proxies by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations representing beneficial owners of shares. We have agreed to a fee of approximately $6,500 plus out-of-pocket expenses. Morrow Sodali LLC may be contacted at Morrow Sodali LLC, 470 West Ave, Stamford, CT 06902.

In addition to soliciting proxies by mail, we expect that some of our officers, directors, and regular employees will solicit proxies by telephone, fax, email, or personal contact. None of these officers, directors or employees will receive any additional or special compensation for doing this.

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PROPOSAL ONE E L E C T I O N O F D I R E C T O R S

In June, 2017, we amended our Articles of Incorporation to declassify our Board of Directors and elect all directors annually. Pursuant to the transition provision of that amendment, directors elected at the 2019 Annual Meeting will each be elected for a term of one year. Directors elected at the 2017 Annual Meeting of Shareholders, however, will continue to hold office for their elected three-year term, expiring at the 2020 Annual Meeting. The Board of Directors has been set at twelve members. At our Annual Meeting, seven directors will be elected. P.L. Davies, T.J. Drew, P. Guillemot, J.R. Haley, R.G. Kyle, R.C. Tiede, and T.E. Whiddon have been recommended by the Corporate Governance and Nominating Committee to the Board of Directors and nominated for election to hold office for a one-year term. T.J. Drew was recommended to the Corporate Governance amd Nominating Committee by our Lead Director. The proxy agents intend to vote FOR the election of the seven persons named above unless you withhold authority to vote for any or all of the nominees. Details of the Board declassification can be found under the heading “Declassification of the Board of Directors” on page 14.

The Board of Directors recommends that you vote FOR each nominee.

Dr. Pamela L. Davies Board member since: 2004 Age: 62	Theresa J. Drew Board member since: October 2018 Age: 61

Dr. Davies has been President of Queens University of Charlotte (institution of higher learning), Charlotte, NC, since 2002. She is currently a director of The Cato Corporation. Dr. Davies was previously a director of Family Dollar Stores, Inc. from 2009 to 2015.

Ms. Drew has been Managing Partner of the Carolinas practice of Deloitte, (global accounting and professional services firm), Charlotte, NC since 2011. She joined Deoitte in 1979 and is Certified Public Accountant.

Sonoco’s Board believes Dr. Davies is qualified to serve as a director based on the experience described above, as well as the financial and strategic planning expertise, broad leadership ability, global perspective, and strong business academic viewpoint derived from her service as president of a university and former dean of its business school. Her past experience on the boards of other public companies also provides her with valuable regulatory experience and an understanding of corporate governance issues.

Sonoco’s Board believes Ms. Drew is qualified to serve as a director based on her nearly forty years of experience with Deloitte, which has provided her with in-depth financial, auditing and accounting experience related to various businesses and industries, as well as senior leadership experience.

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P R O P O S A L  O N E

Philippe Guillemot Board member since: 2017 Age: 59	John R. Haley Board member since: 2011 Age: 57

Mr. Guillemot has been Group Chief Executive Officer of Elior Group (catering and support services industry), Paris France, since 2017. He was chief operating officer of Alcatel-Lucent SA, Boulogne-Billancourt, France, from 2013 to 2016, prior to its acquisition by Nokia Oyj in 2016. Mr. Guillemot is currently a director of Elior Group and Constellium NV (a global producer of aluminum semi-products).

Mr. Haley has served as Chief Executive Officer of Gosiger, Inc., (a privately owned distributor of computer-controlled machine tools and factory automation systems), Dayton, OH, since 2010. He is currently a director of Gosinger, Inc. Mr. Haley is the brother-in-law of R.H. Coker, who is an executive officer of the Company.

Sonoco’s Board believes Mr. Guillemot is qualified to serve as a director based on the experience described above, which has provided a wealth of executive leadership experience. His current and prior service as an executive officer and director of other public manufacturing companies provides him with valuable corporate governance, financial and regulatory knowledge. Mr. Guillemot’s global experience and leadership are especially valuable with respect to our operations in Europe where we have a significant footprint.

Sonoco’s Board believes Mr. Haley is qualified to serve as a director based on the experience described above, which has provided him extensive executive leadership experience in the manufacturing sector. His related experience in corporate finance also provides a valuable resource for our Board and he currently serves as our Chairman-elect.

Richard G. Kyle Board member since: 2015 Age: 53

Mr. Kyle has been President and Chief Executive Officer of The Timken Company (a manufacturer of bearings, transmissions, gearboxes, motors, lubrication systems, and chain), North Canton, OH, since 2014. He was Chief Operating Officer, Bearings and Power Transmissions Group from 2013 to 2014. Mr. Kyle is currently a director of Timken Company.

Sonoco’s Board believes Mr. Kyle is qualified to serve as a director based on the experience described above, and his broad operational leadership expertise gained in global manufacturing organizations. As a member of the board of The Timken Company, he also brings a valuable understanding of regulatory and corporate governance issues.

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P R O P O S A L  O N E

Robert C. Tiede Board member since: April 2018 Age: 60	Thomas E. Whiddon Board member since: 2001 Age: 66

Mr. Tiede has been our President and Chief Executive Officer since April 2018. He was previously Executive Vice President and Chief Operating Officer from 2017 to 2018; Senior Vice President, Global Consumer Packaging & Services, Protective Solutions & Reels from 2015 to 2017 and Senior Vice President, Global Consumer Packaging & Services from 2013 to 2015.

Mr. Whiddon was an Advisory Director of Berkshire Partners, LLC (a Boston-based private equity firm), from 2005 until his retirement in 2013, and served various Berkshire portfolio companies in an executive capacity on an interim basis. He is currently a director of Carter’s, Inc. and Dollar Tree Stores, Inc.

Sonoco’s Board believes Mr. Tiede is qualified to serve as a director based on his successful leadership experience within the Company over the past 15 years, including senior executive roles in our consumer segment. Mr. Tiede’s day-to-day leadership as our Chief Executive Officer also provides our Board with intimate knowledge of our operations, challenges, and opportunities.

Sonoco’s Board believes Mr. Whiddon is qualified to serve as a director based on the experience described above, including his general management, information technology and logistics expertise, strong financial acumen, and experience with retail end markets. Mr. Whiddon is Chair of the Audit Committee, as well as an Audit Committee Financial Expert. Mr. Whiddon’s service on the boards and audit committees of two other public companies provides him with valuable regulatory and corporate governance experience.

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INFORMATION CONCERNING DIRECTORS W H O S E T E R M S C O N T I N U E

Members of the Board of Directors whose terms of office will continue until our Annual Shareholders’ Meeting in 2020 are:

Harry A. Cockrell Board member since: 2013 Age: 69	Blythe J. McGarvie Board member since: 2014 Age: 62

Mr. Cockrell has been managing director of Pacific Tiger Group Limited, a Hong Kong-based privately held investment enterprise with a wide range of businesses and assets across the Asia/Pacific region, since 2005.

Ms. McGarvie taught accounting at Harvard Business School in the full-time MBA program from 2012 to 2014. She is currently a director of Apple Hospitality REIT, Inc., and LKQ Corporation. She was previously a director of Accenture plc from 2001 to 2017 and Viacom, Inc. from 2007 to 2017.

Sonoco’s Board believes Mr. Cockrell is qualified to serve as a director based on his previous public board experience as well as his wealth of business, financial, and investment experience, especially in the important and growing Asia/Pacific region. He also has hands on management experience in various industries and markets relevant to our products and services. His previous board experience and his position as a former officer of an international bank provides him with valuable regulatory and banking experience and an understanding of corporate governance issues.

Sonoco’s Board believes Ms. McGarvie is qualified to serve as a director based on the experience described above, which has provided her significant financial, technological and general leadership expertise. Her service on the boards of other public companies also provides her with valuable regulatory experience and an understanding of corporate governance issues. Ms. McGarvie is currently an Audit Committee Financial Expert.

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W H O S E  T E R M S  C O N T I N U E

James M. Micali Board member since: 2003 Age: 71	Marc D. Oken Board member since: 2006 Age: 72

Mr. Micali is a member and limited partner of Azalea Fund III (since 2008) and Azalea Fund IV (since 2014) of Azalea Capital LLC (private equity firm), Greenville, SC. He was a director of SCANA Corporation from 2007 to 2017.

Mr. Oken founded Falfurrias Capital Partners (a private equity firm), Charlotte, NC, in 2006 where he remains a partner. He is currently a director of Marsh & McLennan Companies, Inc. He was also a director of Capital Bank Financial Corp from 2009 to 2017.

Sonoco’s Board believes Mr. Micali is qualified to serve as a director based on the experience described above, including the leadership and operating experience derived from his executive service at a large manufacturing company with global reach. His international perspective, corporate governance experience as a director of other public companies, financial experience as advisor to a private equity firm, and legal expertise are also very valuable to us as a Board member, and in his role as Lead Director and Chair of the Corporate Governance and Nominating Committee.

Sonoco’s Board believes Mr. Oken is qualified to serve as a director due to his previous in-depth financial, banking, audit, and regulatory experience. In addition, his experience in mergers and acquisitions and senior leadership experience provide invaluable insight. Because of his accounting and banking background, Mr. Oken has previously served as Chair of the Audit Committee and is currently an Audit Committee Financial Expert.

Sundaram Nagarajan Board member since: 2015 Age: 56

Mr. Nagarajan has been Executive Vice President of Automotive OEM of Illinois Tool Works, Inc. (ITW) (a Fortune 200 global diversified industrial manufacturer of value-added consumables and specialty equipment with related service businesses), Glenview, IL, since 2014. He was Executive Vice President of Welding from 2010 to 2014.

Sonoco’s Board believes Mr. Nagarajan is qualified to serve as a director based on the experience described above, including broad operational leadership expertise gained in a global manufacturing organization.

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C O R P O R A T E G O V E R N A N C E

Corporate Governance Guidelines and Code of Business Conduct and Ethics

We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics for our directors, officers, and employees. Copies of these Governance Guidelines and the Code of Business Conduct and Ethics are available through our website at sonoco.com. Printed versions are available to our shareholders on request to the Corporate Secretary, Sonoco Products Company, 1 North Second Street, Hartsville, SC 29550 US, or through email to CorporateSecretary@sonoco.com.

Director Independence Policies

Our listing agreement with the New York Stock Exchange requires that at least a majority of the members of our Board of Directors be independent. Under the Exchange’s standards, “independent” means that a director has been determined by the Board to have no material relationship with us (either directly, or indirectly through an immediate family member or as a partner, shareholder or officer of an organization that has a relationship with us). To assist us in making these determinations we have adopted the following guidelines, which are also the guidelines set forth in the New York Stock Exchange Listing Standards. These guidelines are set forth in our Corporate Governance Guidelines, which are available on our website at sonoco.com.

A director will not be considered independent if:

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The director is, or in the past three years has been, our employee, or has an immediate family member who is, or in the past three years has been, one of our executive officers;

•

The director has received, or has an immediate family member (other than an immediate family member who is a non-executive employee) who has received, during any twelve-month period within the past three years, more than $120,000 in direct compensation from us (other than director fees and pension or other forms of deferred compensation for prior service that is not contingent in any way on continued service);

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The director or an immediate family member is a current partner of a firm that is our internal or external auditor or the director is a current employee of such a firm;

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The director has an immediate family member who is a current employee of a firm that is our internal or external auditor and who personally works on our audit;

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The director or an immediate family member was within the last three years a partner or employee of our internal or external audit firm and personally worked on our audit within that time;

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The director or an immediate family member is, or in the past three years has been, an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

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The director is a current employee of, or has an immediate family member who is a current executive officer of, another company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

The following relationships will not be considered to be material relationships that would impair a director’s independence:

•

Being a current employee of, or having an immediate family member who is a current executive officer of, another company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, is less than the greater of $1 million or 2% of such other company’s consolidated gross revenues.

Based on these criteria, our Board of Directors has determined that the following directors, who constitute a majority of the Board, are independent: P.L. Davies, T.J. Drew, P. Guillemot, R.G. Kyle, B.J. McGarvie, J.M. Micali, S. Nagarajan, M.D. Oken and T.E. Whiddon. J.E. Linville, who retired from the Board on February 7th, 2018, was also independent.

Majority Withheld –
Director Resignation Policy

The Board of Directors has adopted a “Majority Withheld – Director Resignation Policy” in its Corporate Governance Guidelines that, in an uncontested election, requires any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” to promptly offer to resign

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C O R P O R A T E   G O V E R N A N C E

following certification of the shareholder vote. The Corporate Governance and Nominating Committee will recommend to the Board whether to accept the resignation. The Board will act on the recommendation within 100 days of the shareholder vote and disclose the results of its decision in a press release. The policy is described in more detail in the Company’s Corporate Governance Guidelines, which are available through the Investor Relations section of our website at sonoco.com.

Board Leadership Structure, Executive Sessions of Non-management Directors and Lead Director

The offices of Chairman and Chief Executive Officer are currently separated, with different people serving each role. This separation is not mandatory, and the Board considers the issue on a case-by-case basis. The Board recognizes that there are various circumstances that weigh in favor of or against both combination and separation of these offices, and within the last decade, we have employed both structures.

Regardless of whether the roles of Chairman and Chief Executive Officer are separated or combined at any given time, we always maintain a lead independent director. Our by-laws provide that the Chairman of the Corporate Governance and Nominating Committee, who is always an independent director, will simultaneously serve as Lead Director. The Lead Director plays an important role in the Board leadership. Among other things, the Lead Director presides at any meeting at which the Chairman is not present; presides at executive sessions of the independent directors; serves as a liaison between the Chairman and the independent directors when requested; confers with the Chairman regarding the information sent to the Board and the schedules and agendas for meetings; and is available for consultation and direct communication with major shareholders.

J.M. Micali currently serves as the Chairman of the Corporate Governance and Nominating Committee, and as Lead Director.

J.R. Haley currently serves as the Chairman-elect.

Shareholders and other interested parties may communicate with the non-management (or independent)

directors by writing to Non-management (or Independent) Directors, c/o Corporate Secretary, Sonoco Products Company, 1 North Second Street, Hartsville, SC 29550 US, or by email to CorporateSecretary@ sonoco.com.

Declassification of the
Board of Directors

In June 2017, Sonoco amended its Articles of Incorporation to effect the declassification of our Board of Directors as approved by the shareholders at the 2017 Annual Meeting. Pursuant to this amendment, nominees for election at the 2019 Annual Meeting of Shareholders are nominated to serve one-year terms expiring at the next Annual Meeting of Shareholders. Those Directors elected at the 2017 Annual Meeting of Shareholders, however, continue to be, and are, divided into classes and will hold office for the three-year terms for which they were elected, expiring at the 2020 Annual Meeting. Thereafter, all Directors elected at each Annual Meeting of Shareholders will hold office for a term of one year expiring at the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

Director Nomination Process

Our Corporate Governance and Nominating Committee recommends to our Board of Directors nominees to fill vacancies on the Board of Directors as they occur, and recommends candidates for election as directors at annual meetings of shareholders. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers.

In recommending candidates, the Corporate Governance and Nominating Committee evaluates such factors as leadership experience, experience with business and with other organizations of comparable size and scope, knowledge or skills that would be valuable to us such as financial acumen, understanding of relevant technologies, knowledge of our markets or our customers, interpersonal skills, decision-making skills, and the ability to devote the necessary time to board service. In addition, candidates for director should possess the highest personal and professional ethics, and they should be committed to the long-term interests of the shareholders.

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C O R P O R A T E   G O V E R N A N C E

The Committee strives to have a diverse board in terms of types of experience, background, age, skills, gender, race and nationality, although it does not have a specific policy or guideline related to board diversity. Candidates are considered for nomination based on their individual qualifications as well as in consideration of how their capabilities complement other current Board members’ experience and business background. The Board believes a diverse board has greater depth and capability than the sum of its individual directors’ qualifications.

The Corporate Governance and Nominating Committee will consider director candidates recommended by shareholders, if the shareholders comply with the following requirements. If you wish to recommend a director candidate to the Corporate Governance and Nominating Committee for consideration as a Board of Directors’ nominee, you must submit in writing to the Corporate Governance and Nominating Committee your recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the Chair of the Corporate Governance and Nominating Committee at the Company’s address and must be received no later than January 5 in any year to be considered by the Committee as a potential Board of Directors’ nominee. The Corporate Governance and Nominating Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Committee’s other candidates receive.

Director candidates recommended by shareholders will not be considered by the Corporate Governance and Nominating Committee for election as Board of Directors’ nominees at an annual meeting unless the shareholder recommendations are received no later than January 5 of the year of the meeting. In addition to making such recommendations, however, shareholders have the right to nominate their own candidates for election as directors at an annual meeting if they make a written nomination at least 60 days prior to the meeting. Any such nomination should be sub-

mitted to our Corporate Secretary at 1 North Second Street, Hartsville, SC 29550 US. No such nominations have been made for this Annual Meeting.

Shareholder Proxy Access

The Company’s By-laws provide eligible shareholders with “proxy access” rights to nominate director candidates. A shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding common stock continuously for at least three years may submit eligible director nominees for up to the greater of one director or 20 percent of the number of directors to be elected at the meeting if the board is classified, and the greater of two directors or 20 percent of the number of directors in office if the Board is not classified, all subject to the procedures, terms and conditions specified in the By-laws. Nominees that satisfy the requirements of Article III – Section 15 of the Company’s By-laws will be included in the Company’s proxy statement and on the Company’s proxy card. The required Shareholder’s Notice of a nomination for the 2020 Annual Meeting of Shareholders must be received by our Corporate Secretary at 1 North Second Street, Hartsville, SC 29550 US no later than November 19, 2019, and no earlier than October 20, 2019.

Communications with the
Board of Directors

Any shareholder or other interested party who wishes to send communications to any member of the Board of Directors should mail such communications addressed to the intended recipient by name or position, c/o Corporate Secretary, Sonoco Products Company, 1 North Second Street, Hartsville, SC 29550 US or by email to CorporateSecretary@sonoco.com. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communication” is a communication from a person claiming to be a shareholder in the communication, the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.

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C O R P O R A T E   G O V E R N A N C E

In the case of communications addressed to the Board of Directors or, if specified, to the independent or non-management directors, the Corporate Secretary will send appropriate shareholder communications to the Lead Director, who is also the Chair of the Corporate Governance and Nominating Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chair of such committee.

The Corporate Secretary is required to maintain a record of all communications received that were addressed to one or more directors, including those determined not to be appropriate shareholder communications. Such record will include the name of the addressee, the disposition by the Corporate Secretary and, in the case of communications determined not to be appropriate, a brief description of the nature of the communication. The Corporate Secretary is required to provide a copy of any additions to the record to the Chair of the Corporate Governance and Nominating Committee quarterly.

Board Meetings and
Committees of the Board

During 2018, our Board of Directors held four regularly scheduled meetings and two special meetings to review significant developments affecting the Company and to act on matters requiring the Board of Directors’ approval. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and committees of which they were members.

We encourage, but do not require, our directors to attend the Annual Meeting of Shareholders. In 2018, all of our directors attended the Annual Meeting.

To assist it in performing its duties, our Board of Directors has established an Audit Committee, an Executive Compensation Committee, a Corporate Governance and Nominating Committee, an Employee and Public Responsibility Committee, a Financial Policy Committee, and an Executive Committee. The following table outlines the membership and the number of meetings held by each committee in 2018. A brief description of the primary duties of each committee follows the table. Complete charters for all committees are available through the Investor Relations section of our website at sonoco.com. These charters are also available in print to any shareholder upon request to the Corporate Secretary, Sonoco Products Company, 1 North Second Street, Hartsville, SC 29550 USA or through email to CorporateSecretary@sonoco.com. The Board of Directors has determined that each member of the Audit, Executive Compensation, and Corporate Governance and Nominating Committees is independent as defined in the New York Stock Exchange’s Listing Standards.

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C O R P O R A T E   G O V E R N A N C E

Corporate
			Governance	Employee
		Executive	and	and Public	Financial
	Audit	Compensation	Nominating	Responsibility	Policy	Executive
	Committee	Committee	Committee	Committee	Committee	Committee

H.A. Cockrell
P.L. Davies				Chair
T.J. Drew
H.E. DeLoach, Jr.
P. Guillemot
J.R. Haley					Chair
R.G. Kyle
B.J. McGarvie	*
J.M. Micali			Chair
S. Nagarajan
M.D. Oken	*	Chair
R.C. Tiede
T.E. Whiddon	Chair*

Number of 2018 Meetings	8	5	5	3	4	0

* Audit Committee Financial Expert

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, assists the Board of Directors with oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s internal controls and its means of assessing and managing exposure to risk, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function. The committee is directly responsible for the appointment, compensation, and retention of the independent auditor, and for overseeing the performance of attest services provided to the Company.

The Executive Compensation Committee establishes the Company’s general compensation philosophy and oversees the development and implementation of compensation programs. The committee directly oversees the administration of the Company’s executive officer compensation programs, reviews and approves corporate goals and objectives, evaluates actual performance against those goals and objectives, and sets compensation for the Chief Executive Officer, Chief Financial Officer, and other executive officers. The committee does not delegate its decision-making authority relating to executive compensation. Further information about the committee’s processes and procedures relating to the consideration of executive compensation is set forth under the captions “Executive Compensation – Compensation Discussion and Analysis – Role of Executive Officers in Determining Executive Compensation” on page 46 and “– Role of Independent Compensation Consultant” on page 45.

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C O R P O R A T E   G O V E R N A N C E

The Corporate Governance and Nominating Committee is responsible for developing and implementing corporate governance guidelines addressing the structure, mission, practices, and policies of the Board of Directors. The committee identifies, evaluates, and recommends individuals to the Board for nomination as members of the Board. The committee annually reviews the skills and characteristics of current Board members, and ensures that processes are in place for an annual appraisal of Chief Executive Officer performance, succession planning, and management development.

The Employee and Public Responsibility Committee provides oversight and guidance on social and public policy issues, including compliance with governmental or other regulatory requirements, which may affect business performance and public perception of the Company. The committee oversees the Company’s obligations to its employees and major public constituencies, including shareholders, customers, and the communities in which it operates.

The Financial Policy Committee provides oversight and monitoring of the Company’s financial planning and financial structure so as to provide congruence with the Company’s objectives of growth and sound operation. The committee reviews and evaluates the Company’s capital structure, significant financing transactions, financial risk management policies and practices, and investment funding and management of the Company’s defined benefit and postretirement benefit plans.

The Executive Committee is empowered to exercise all of the authority of the Board of Directors between regularly scheduled meetings, except as limited by South Carolina law.

Annual Performance
Evaluation of the Board

Annually, the Corporate Governance and Nominating Committee administrates a comprehensive self evaluation of the Board and its committees to evaluate the Board’s effectiveness, to seek ways to improve its effectiveness and to identify matters that would benefit from extra attention. Each director completes a detailed questionnaire that is returned directly to the Lead Director who summarizes the responses for review and discussion by the Corporate Governance and Nominating Committee, and ultimately by the full Board.

The Board’s Role in the Risk Management Process

The Company oversees management of enterprise risk through its Risk Management Committee (RMC). The RMC is administrated by the Company’s Treasurer and its membership includes, among others, the most senior members of operating management and the Chief Financial Officer. The RMC holds three regularly scheduled meetings each year and may hold additional special meetings as needed. No such special meetings were held during 2018.

The RMC is guided in its activities and responsibilities by a risk management framework which is periodically reviewed and updated as necessary. During development of the risk management framework, the most significant risks faced by the Company were identified, as well as where in the operating organization those risks are routinely monitored and managed. The RMC further identified certain specific risk areas that are sufficiently material or broad in nature to merit its direct ongoing oversight. Those risk areas are reviewed by the RMC on a rotational basis at its regularly scheduled meetings. Additionally, the RMC reviews other risk areas as needed, or to ensure that organizational risk management is functioning as identified in the framework.

While management, through the RMC, is responsible for managing enterprise risk, the Board provides oversight. The Board has delegated oversight of the Company’s risk management process and structure to the Audit Committee, which receives updates regarding the RMC’s activities and findings. As described in the table below, other Board committees are responsible for oversight of risk management for categories of risks relevant to their functions. The Board as a whole also reviews risk management practices in the course of its reviews of corporate strategy, business plans, Board committee reports, and other presentations

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C O R P O R A T E   G O V E R N A N C E

Board / Committee	Primary Areas of Risk Oversight

Full Board	Strategic and operational risks associated with the Company’s products, markets, geographic diversification, acquisitions and divestitures, major litigation, and succession planning.

Audit Committee	Oversight of risk management process and structure, risks and exposures associated with financial reporting, internal controls, regulatory and other compliance, and litigation.

Financial Policy Committee	Risks and exposures associated with liquidity, interest rates, currency, pension funding and investment performance, insurance coverage, and significant capital transactions.

Executive Compensation Committee	Risks and exposures associated with executive development, succession policies and programs, and compensation policies and practices including incentive compensation.

Employee & Public Responsibility Committee	Risks and exposures associated with the environment, safety in the workplace, equal opportunity employment, litigation, public policy, and other matters involving the Company’s reputation.

Corporate Governance & Nominating Committee	Risks and exposures related to corporate governance, leadership structure, effectiveness of the Board and its committees, new director candidates, conflicts of interest, and director independence.

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C O M P E N S A T I O N C O M M I T T E E I N T E R L O C K S A N D I N S I D E R P A R T I C I P A T I O N

Members of the Executive Compensation Committee during the year ended December 31, 2018, were P.L. Davies, R.G. Kyle, B.J. McGarvie, J.M. Micali, M.D. Oken, S. Nagarajan, and T.E. Whiddon. H.A. Cockrell also served on the committee until April 17, 2018.

In 2018, Sonoco Asia Holding S.a.r.l., one of our wholly-owned subsidiaries, completed the acquisition from PFE Hong Kong Limited (“PFE”) of all of PFE’s membership interests in Sonoco Asia, LLC (19.08%) and Sonoco Asia Management Company, LLC (25.91%), both of which were joint ventures with Sonoco Asia Holding in which Sonoco Asia Holding owned the majority of membership interests. PFE is owned by H.A. Cockrell, a member of our Board of Directors, and is managed by his son. The aggregate purchase price was $35 million, and the transaction closed on December 31, 2018. In connection with the transaction, we obtained an opinion from a nationally recognized investment banking firm that the consideration to be paid was fair to Sonoco from a financial point of view. In deciding to approve the transaction, the Governance and Nominating Committee and the Board of Directors took the fairness opinion into account, as well as the Board’s determination that it would be in our best interests from an operational and management perspective to consolidate our ownership in these entities by acquiring the membership interests. Because of this transaction, the Board of Directors determined that Mr. Cockrell was no longer independent.

R E L A T E D P A R T Y T R A N S A C T I O N S

R.H. Coker, an employee of the Company since 1985, is the brother-in-law of J.R. Haley who is a member of the Board of Directors. During 2018, Mr. Coker was Senior Vice President, Rigid Paper Containers & Paper/Engineered Carriers International, and received total compensation of $1,900,000.

J.W. DeLoach, an employee of the Company since 1998, is the son of H.E. DeLoach, Jr. who is Executive Chairman of the Board of Directors. Mr. DeLoach is currently Regional Manufacturing Manager – Paper Stock Dealers, and received total 2018 compensation of $185,000.

J.M. Florence, Jr., an employee of the Company since 2015, is the son-in-law of H.E. DeLoach, Jr. who is Executive Chairman of the Board of Directors. Mr. Florence is currently Vice President, General Counsel and Secretary, and received total 2018 compensation of $901,000.

S. Nagarajan, a member of the Board of Directors of Sonoco, is Executive Vice President of Automotive OEM of Illinois Tool Works, Inc. (ITW). Sonoco sold $5,457,000 in products to and purchased $314,000 in products from ITW during 2018. All transactions were handled on a competitive basis. Our management believes the prices and terms of the transactions reported above were comparable to those we could have obtained from other sources. We anticipate engaging in similar business transactions in 2019. The Board of Directors considered these relationships when making its determination of Mr. Nagarajan’s independence.

In 2018, Sonoco Asia Holding S.a.r.l., one of our wholly-owned subsidiaries, completed the acquisition from PFE Hong Kong Limited (“PFE”) of all of PFE’s membership interests in Sonoco Asia, LLC (19.08%) and Sonoco Asia Management Company, LLC (25.91%), both of which were joint ventures with

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R E L A T E D   P A R T Y   T R A N S A C T I O N S

Sonoco Asia Holding in which Sonoco Asia Holding owned the majority of membership interests. PFE is owned by H.A. Cockrell, a member of our Board of Directors, and is managed by his son. The aggregate purchase price was $35 million, and the transaction closed on December 31, 2018. In connection with the transaction, we obtained an opinion from a nationally recognized investment banking firm that the consideration to be paid was fair to Sonoco from a financial point of view. In deciding to approve the transaction, the Governance and Nominating Committee and the Board of Directors took the fairness opinion into account, as well as the Board’s determination that it would be in our best interests from an operational and management perspective to consolidate our ownership in these entities by acquiring the membership interests. Because of this transaction, the Board of Directors determined that Mr. Cockrell was no longer independent.

Related Party Transaction
Approval Policy

The Board has adopted a written policy that any transaction or series of transactions in which Sonoco is a participant, for which the amount involved exceeds $120,000, and in which any related person will have a direct or indirect material interest must be approved by the Corporate Governance and Nominating Committee. The Board recognizes that such transactions may or may not be in the best interest of Sonoco and, as a result, empowers the Corporate Governance and Nominating Committee to evaluate all such related party transactions or series of transactions. The Committee is to approve only those transactions that it determines provide net economic value to us or where it is demonstrated to the satisfaction of the Committee that price, quality, service and other terms have been negotiated on an arms-length basis and are comparable to those available from unrelated third parties.

Our executive officers and directors are required to notify the Committee of the proposed and ongoing related party transactions prior to each meeting of the Committee and provide the Committee with all relevant information necessary for the Committee’s consideration, including any information requested by the Committee.

For purposes of this policy, a “related party” is (i) any executive officer or director, (ii) any nominee for director, (iii) a beneficial owner of more than 5% of our voting securities, or (iv) any immediate family member of an executive officer, director, nominee for director or greater than 5% beneficial owner. An “immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person (other than a tenant or employee) sharing the household of an executive officer, director, nominee, or greater than 5% beneficial owner.

We also require that each executive officer, director, and director nominee complete an annual questionnaire and report all transactions with us in which such persons (or their immediate family members) had or will have a direct or indirect material interest (except for salaries, directors’ fees and dividends on our stock). Management reviews responses to the questionnaires and, if any such transactions are disclosed, they are reviewed by the Corporate Governance and Nominating Committee. Directors’ responses to the questionnaires are also reviewed annually by the Corporate Governance and Nominating Committee for the purpose of assessing independence under our Corporate Governance Guidelines and the New York Stock Exchange Listing Standards.

The types of transactions that have been reviewed in the past include the purchase and sale of goods and services from companies for which our directors serve as executive officers or directors, the purchase of financial services and access to lines of credit from banks for which our directors serve as executive officers or directors, and the employment of family members of executive officers or directors.

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S E C T I O N 16 ( a ) B E N E F I C I A L O W N E R S H I P R E P O R T I N G C O M P L I A N C E

Our directors and executive officers are required to file reports with the Securities and Exchange Commission and the New York Stock Exchange showing the number of shares of any class of our equity securities they owned when they became a director or executive officer, and, after that, any changes in their ownership of our securities. These reports are required by Section 16(a) of the Securities Exchange Act of 1934.

As is the practice of many companies, we file the required reports for our directors and executive officers based on the records we have and information furnished to us by our directors and executive officers. Based on such information and written representations made to us, in 2018 all required filings were made on a timely basis.

S E C U R I T Y O W N E R S H I P O F C E R T A I N B E N E F I C I A L O W N E R S

The following table shows information as of December 31, 2018, about beneficial owners known to us of more than 5% of our common shares. This information was obtained from Schedules 13G filed with the Securities and Exchange Commission by the entities named below, and we have not independently verified it.

Title of Class	Name and Address of Beneficial Owner	Number of Share of Class	Percent
No Par Value Common	BlackRock Inc. (1) 55 East 52nd Street New York, NY 10055	11,331,928	11.4%
	The Vanguard Group (2) 100 Vanguard Blvd Malvern, PA 19355	9,747,610	9.76%
	State Street Corporation (3) One Lincoln Street Boston, MA 02111	6,547,561	6.6%

(1) In its most recently filed Schedule 13G, BlackRock, Inc. reported sole voting power with respect to 10,911,119 shares and sole dispositive power with respect to 11,331,928 shares.

(2) In its most recently filed Schedule 13G, The Vanguard Group reported sole voting power with respect to 50,969 shares, shared voting power with respect to 12,000 shares, sole dispositive power with respect to 9,697,803 shares, and shared dispositive power with respect to 49,807 shares.

(3) In its most recently filed Schedule 13G, State Street Corporation reported shared voting power with respect to 6,397,594 shares and shared dispositive power with respect to 6,547,561 shares.

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S E C U R I T Y O W N E R S H I P O F M A N A G E M E N T

The following table shows the number of shares of our common stock beneficially owned as of February 1, 2019, directly or indirectly, by each director and by each executive officer named in the Summary Compensation Table and by all executive officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)	Vested Restricted Stock Units (3)	Deferred Compensation Units (4)	Performance- Contingent Restricted Stock Units (5)

H.A. Cockrell	—	—	—	13,222	—
P.L. Davies	—	—	—	37,457	—
H.E. DeLoach, Jr.	573,528	—	34,454	55,326	—
T.J. Drew	—	—	—	550	—
P. Guillemot	—	—	—	5,191	—
J.R. Haley	15,115	—	—	20,939	—
R.G. Kyle	—	—	—	7,525	—
B.J. McGarvie	—	—	—	10,381	—
J.M. Micali	—	—	—	55,133	—
S. Nagarajan	—	—	—	10,089	—
M.D. Oken	7,350	—	—	37,379	—
T.E. Whiddon	15,590	—	—	37,457	—
R.C. Tiede	111,034	—	19,000	20,481	13,842
B.L. Saunders	66,055	—	18,840	—	—
R.D. Fuller	87,090	—	—	—	—
R.H. Coker	203,378	—	18,036	—	—
A.H. McLeland	14,754	—	12,085	—	—
M.J. Sanders (6)	97,292	—	85,714	—	—
V.B. Arthur (7)	15,395	—	7,404	—	2,989
All Executive Officers and Directors as a group (26 persons)	1,273,227	1.3%	264,719	311,129	100,364

(1) The directors and named executive officers have sole voting and dispositive power over the shares unless otherwise indicated in the footnotes. The number does not include shares owned by family members or entities unless the named individual shares voting or dispositive power with respect to such shares.

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S E C U R I T Y   O W N E R S H I P   O F   M A N A G E M E N T

Included are shares that would be issuable upon exercise of only those Stock-settled Stock Appreciation Rights (“SSARs”) that have vested, or will vest within 60 days of February 1, 2019, as to which our stock price on February 1, 2019 of $57.57 exceeded the exercise price (“SSARs with appreciation”). These SSARs were granted under the 2014 Long-Term Incentive Plan (“2014 Plan”) for the following named executive officers:

	Total Vested / Exercisable SSARs	SSARs with Appreciation as of February 1, 2019	Net Shares Issuable Upon Exercise of SSARs with Appreciation that are Included in the Above Table

R.C. Tiede	78,559	78,559	11,457
B.L. Saunders	56,594	56,594	8,538
R.D. Fuller	61,267	61,267	11,262
R.H. Coker	112,278	112,278	25,734
A.H. McLeland	22,208	22,208	3,937
M.J. Sanders	186,792	186,792	30,259
V.B. Arthur	7,296	7,296	394
All Executive Officers as a group	622,458	622,458	107,165

Also included are 33,122 Restricted Stock Units which will be issued within 60 days, 7,775 shares held in our Dividend Reinvestment Plan and 15,506 shares held in our Savings Plan.

Shareholdings in this column do not include deferred restricted stock units, compensation that has been deferred into Sonoco stock equivalent units, or performance contingent restricted stock units granted under the 1991 Plan, 2008 Plan, 2012 Plan or 2014 Plan. Please see the columns to the right and footnotes 3, 4, and 5 below.

(2) Percentages not shown are less than 1%.

(3) Issuance of these shares has been deferred until after separation of service; accordingly, no present dispositive or voting rights are associated with them.

(4) Compensation deferred into Sonoco stock equivalent units. No dispositive or voting rights are associated with these units.

(5) Performance-contingent restricted stock unit payouts which vested under the Long-term Incentive Compensation Program for the three-year performance periods ended December 31, 2005 through December 31, 2017. Issuance of these shares has been deferred until after separation of service and no present dispositive or voting rights are associated with them.

(6) The number of shares reported as beneficially owned by Mr. Sanders are as of April 2, 2018, the date of his retirement.

(7) The number of shares reported as beneficially owned by Ms. Arthur are as of December 1, 2018, the date of her retirement.

Director Stock Ownership Guidelines

The Board of Directors has adopted stock ownership guidelines for outside directors, which establish a target level of ownership of our common stock based on years of service as a director. The guidelines are as follows: 3,000 shares, 5,000 shares, and 8,000 shares after two, four, and six years of service, respectively.

Compensation deferred into Sonoco stock equivalent units and Deferred Stock Equivalent Units is included in determining whether these guidelines have been met. All of our directors are in compliance with these guidelines.

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E X E C U T I V E C O M P E N S A T I O N

EXECUTIVE SUMMARY

Our compensation decisions in 2018 were driven by our over-arching goal of linking pay with performance and creating long-term shareholder value.

Our decisions involving 2018 goal setting and other actions influencing executive compensation were based on the expectation for improvement in operating results due to acquisitions and overall modest volume growth in all of our business segments; achieving a positive price/cost relationship driven by procurement productivity and commercial excellence initiatives; and manufacturing productivity improvements were anticipated to more than exceed non-material inflation and other cost changes.

NAMED EXECUTIVE OFFICERS (NEOs) FOR 2018

Robert C. Tiede President and Chief Executive Officer (“CEO”)	Robert H. Coker (3) Senior Vice President, Global Rigid Paper and Paper/ Industrial

Barry L. Saunders (1) Senior Vice President and Chief Financial Officer (“CFO”)	Allan H. McLeland (4) Vice President, Human Resources

Rodger D. Fuller (2) Senior Vice President, Paper/Industrial Converting, Americas, Reels and Display and Packaging

M. Jack Sanders Former President and Chief Executive Officer	Vicki B. Arthur Former Senior Vice President, Plastic Packaging and Protective Solutions

(1) Mr. Saunders announced his retirement effective April 1, 2019, and Julie Albrecht, Vice President, CFO-elect and Treasurer, assumes CFO duties effective March 1, 2019.

(2) Mr. Fuller was promoted to Senior Vice President, Global Consumer Packaging, Display & Packaging and Protective Solutions, effective January 1, 2019.

(3) Mr. Coker was promoted to Senior Vice President, Global Paper/Industrial Converted Products, effective January 1, 2019.

(4) Mr. McLeland announced his retirement effective April 1, 2019.

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Performance Highlights and Key Accomplishments

Sonoco is committed to creating sustainable products, services and programs for our customers, employees and the communities that support our corporate purpose of Better Packaging, Better Life.

Our strategy is focused on three areas: driving profitable growth, improving margins and consistently growing cash flow from operations and free cash flow. We will drive profitable growth by analyzing macro-economic trends, combined with a rigorous review of our own capabilities and operations, then aligning what we learn to help us develop new products, new markets and new customers, which serve a variety of consumer packaging, industrial products, protective packaging, and displays and packaging supply chain services. In addition, we are working to improve margins by implementing new processes and new systems, including commercial excellence initiatives, which are allowing us to better realize the value of our products and services, and operational excellence systems, which are focused on reducing the unit cost to produce in our plants; along with procurement productivity and organizational efficiency, which help reduce operating costs and offset inflation. Finally, we are focused on driving consistent growth in cash flow from operations and free cash flow by managing working capital, which will allow us to continue to invest in growing our business and returning cash to shareholders through consistently growing dividends.

Our company produced extremely strong results in 2018, including record top-line, bottom-line, cash flow from operations and free cash flow, while further strengthening our balance sheet by reducing debt. This performance further demonstrates how our strong, diversified business mix has allowed us to produce consistent earnings improvement and deliver value to our shareholders over the past several years.

However, our performance in 2018 was not without its challenges, including the impact of hurricanes, accelerating inflation, tariffs and choppy performance in our Consumer Packaging segment. In mid-September, Sonoco experienced one of the worst natural disasters to ever impact our operations, when Hurricane Florence delivered unprecedented flooding that completely shut down our largest manufacturing operation in our hometown of Hartsville, South Carolina. Through the tireless efforts of more than 400 of our associates and 300 contractors, we were able to bring our operations back into production within three weeks and we were able to offset much of the property and business losses from insurance proceeds.

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OUR 2018 FINANCIAL PERFORMANCE BY THE NUMBERS

NET SALES UP 7.0%

2018 net sales increased to a record $5.39 billion, up $354.3 million from 2017. The 7.0% increase was due to acquisitions, higher selling prices implemented to recover rising material, freight and other operating costs, and modest volume/mix growth.

GAAP EPS UP 78%; BASE EPS UP 21%

GAAP earnings per share increased 78% to a record $3.10 per diluted share. Earnings in 2018 included after-tax charges totaling $.27 per diluted share, largely related to restructuring and asset impairment charges, acquisition costs and the effect of income tax rate changes on deferred tax items. GAAP earnings in 2017 were impacted $1.06 per diluted share, after tax, due primarily to the impact of the 2017 U.S. Tax Cuts and Jobs Act, as well as restructuring expenses, acquisition costs and other one-time items. Base earnings per share (as defined on page 18 of the 10-K) were a record $3.37 per diluted share, up approximately 21% from 2017. The increase was due to a positive price/cost relationship and income from acquisitions, offset by higher operating costs.

CASH PROVIDED BY OPERATIONS UP 69%

Cash flow from operations increased to a record $589.9 million, an increase of $241.6 million from 2017. Free cash flow*, after dividends, increased to a record $260.2 million, up $11.5 million from 2017. The increase in operating cash flow was due to higher GAAP net income; lower pension and benefit plan contributions and expenses; and improvement in working capital.

*Free cash flow is a non-GAAP financial measure which is defined as cash flow from operations minus net capital expenditures and cash dividends

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2018 KEY ACCOMPLISHMENTS

SUSTAINABLE PACKAGING COMMITMENTS

We believe sustainable packaging provides a key resource in solving the global food waste crisis by offering superior food protection, extending shelf-life and expanding access to fresh foods. In 2018, we committed to achieving more sustainable use and increased recyclability of our packaging. Our 2025 commitments are as follows:

We will increase, by weight, the amount we recycle, or cause to be recycled, from 75% to 85%, relative to the volume of product we put into the global market place

We are committed to increasing the use of post-consumer recycled resins in our plastic packaging from 19% to 25%

We will ensure that approximately 75% of our global rigid plastic packaging is capable of making the relevant on-package recyclable claim

We will not utilize resin additives that purport to degrade in landfills or waterways by simply breaking up into smaller pieces

We will ensure all of our production facilities utilizing plastic pellets have systems to prevent environmental discharges of pellets into the waterways.

TARGETED ACQUISITION
GROWTH

In 2018, we completed three strategic acquisitions to complement our Consumer Packaging and Paper/ Industrial Converted Products segments. In total, we expended $278.8 million to acquire:

Highland Packaging Solutions, a Plant City, Fla.-based, leading manufacturer of thermoformed packaging for fresh produce and dairy products to complement our perimeter of the store growth strategy.

We purchased the remaining 70% interest in the Conitex Sonoco joint venture as well as a previously unowned rigid paper container operation in Spain from Texpack, Inc. Conitex Sonoco is a leading producer of uncoated recycled paperboard, cones and tubes for the global spun yarn industry.

We also acquired an additional 19% interest in our Sonoco Asia, LLC, joint venture from PFE Hong Kong Limited, increasing our ownership to approximately 99% of the JV.

$176.0 MILLION RETURNED
TO SHAREHOLDERS

Sonoco returned $176.0 million in cash to shareholders in 2018, primarily in the form of dividends. Over the past five years, Sonoco has returned approximately $951.2 million to shareholders in the form of dividends and share repurchases. In 2018, we raised the common stock dividend by 5.1% to $1.64 per share, on an annualized basis. We have paid quarterly dividends to shareholders since 1925 and have increased dividends for the last 35 consecutive years.

THREE-YEAR TOTAL

RETURN = 42.4%

During 2018, Sonoco provided a 3.1% total return to shareholders*, which significantly outperformed our peers and the major indices. Our three-year total return to shareholders of 42.4% compares favorably to a 26.9% total return by the Dow Jones Container and Packaging index and 30.4% return by the S&P 500.

*Cumlative stock price appreciation, plus dividends, with dividends reinvested

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Executive Compensation
Plan Overview

The Executive Compensation Committee of our Board of Directors (the “Committee”) is responsible for the oversight of all executive compensation. In review of the 2018 achievements, the Committee believes the compensation paid to our NEOs was commensurate with our performance when compared with the performance of our packaging peers. In addition, we believe our targeted short-term incentives and long-term incentives achieved our goals of motivating and rewarding performance and aligning our executives’ interests with those of our shareholders.

We met many of our financial, operational and strategic commitments in 2018, although we did not fully meet all short-term and long-term targets. Consistent with the Company’s philosophy to pay for performance and to pay within reason, executive compensation reached above target level in the annual incentive plan. Specifically, the Performance-based Annual Cash Incentive payout was 144.5% of Target, as described in detail under “2018 Committee Actions – Performance-based Annual Cash Incentive” on page 35. For the 2016-2018 Long-Term Incentive Plan, the performance results vested at 79.2% of Target and are described in more detail under “Results of 2016-2018 PCSU Performance Cycle” on page 40. The specific drivers and results of these two plans, as well as other components of executive compensation are covered in detail in later sections.

Highlighted below is an overview of Sonoco’s goals regarding executive compensation, followed by the compensation objectives and elements of our executive compensation programs. The rationale of the key actions and decisions made with respect to our executive compensation program in 2018 is also provided through several sections of the Compensation Discussion and Analysis.

Sonoco’s Goals Regarding
Executive Compensation

Pay for performance

Compensation should provide incentives for and reward the creation of value for the Company’s stakeholders. As such, we believe a substantial portion of executive compensation should be tied to relevant financial and/or operational outcomes that (a) reflect the decisions and efforts of those being compensated, and (b) contribute to the creation of value over the long term. While compensation should ultimately reward long-term performance, incentives for short-term (i.e. annual) performance objectives are also appropriate to the extent they support sustainable value creation. As illustrated on page 31, 84% of our CEO’s target total direct compensation and 70% of our other NEOs’ target total direct compensation is tied to Company performance, which we believe is a significant driver of shareholder value.

Pay within reason

Compensation levels and performance targets should be sensible within the context of a company’s peer group, taking into account differences in company size and complexity, as well as performance. The Committee retains an independent consultant that provides advice relating to executive officer and director compensation, but does not provide any other services to the Company. The Board reviews comparative pay data, proxy data for packaging peer companies and tally sheets as input into compensation decisions and selects peer companies based on relevant business metrics. We provide only minimal perquisites.

Listen

Sonoco intends to regularly seek input from shareholders regarding compensation. To that end, annual advisory votes on “Say on Pay” provide shareholders with a consistent communication channel to provide input on compensation decisions.

Comply and Communicate

Sonoco seeks to clearly articulate a compensation philosophy that serves as the foundation for all of its pay programs and decisions, and to clearly disclose the Board’s decision-making process, from the selection of peer groups and performance targets, through performance assessment and award determination.

Encourage stock ownership

Sonoco values stock ownership and retention by its directors and executives because we believe that it reinforces a strong shareholder mindset. Executives are expected to maintain a substantial ownership interest for the duration of their employment. We have a no-hedging policy that prohibits our directors, executive officers or other employees from entering into speculative transactions in our stock that would cause personal interests to conflict with the best interests of the Company and its shareholders. In addition, we have

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an anti-pledging policy that prohibits Directors and executive officers who are subject to target common stock ownership guidelines from pledging any of the shares they are required to own under such guidelines to secure any indebtedness. No directors or executive officers have pledged shares. Our equity compensation plans do not permit backdating, re-pricing, or retroactively granting equity awards, or payment of dividend equivalents on unearned performance shares or stock options.

Minimize guarantees

Sonoco believes its senior executives should be engaged without employment contracts that guarantee salary or incentive payment. In addition, Sonoco provides limited executive benefits and perquisites and does not provide tax gross-ups to our NEOs.

Lead by example

Director compensation should be reasonably structured to reward the efforts of directors without compromising the independence necessary to protect shareholders’ long-term interests. We believe that payment of a significant portion of directors’ fees in stock that must be held for a duration of the director’s service helps align directors’ interests with the interests of other shareholders.

views and opinions on various issues, including actions being taken to improve sustainability along with executive compensation and corporate governance. In addition, we provided regular updates on our performance and strategic actions to investors, including conducting an annual investor day meeting and quarterly updates. We also participated in several investor conferences, site visits, and direct one-on-one meetings with investors and research analysts. In 2019, we are preparing to conduct proactive engagements with several of our largest institutional shareholders in order to better understand their perceptions and communicate our focus on sustainability, corporate governance and executive compensation. See further information on “Communications with the Board of Directors on page 15.”

Compensation Objectives

The Committee is comprised of all independent directors. The Committee establishes the Company’s overall compensation philosophy, oversees the development and implementation of various compensation programs and determines the executive compensation provided to all of our executive officers, including our NEOs. Information about the purpose of the Committee and its process and procedures for consideration and determination of executive officer compensation is outlined under the caption “Board Meetings and Committees of the Board – Executive Compensation Committee” on page 17 of this Proxy Statement and copy of the Committee’s charter is also available in the Investor Relations section of our website at www.sonoco.com. The Committee does not delegate its decision-making authority relating to executive compensation.

Our compensation program is designed to meet three principal objectives:

•

Attract, retain and reward executives whose contributions support the Company’s long-term success:

•

Encourage achievement of both short and long-term financial and strategic goals by directly linking executive compensation to Company performance; and

•

Maintain consistent and continuing alignment of management actions and shareholders’ interests.

Each aspect of our overall compensation program is designed to support these objectives to various degrees, with the overarching goal of maximizing long-term shareholder value.

97%	Say on Pay Support

Say on Pay

At the April 2018 Annual Meeting, 97.0% of shareholders who cast a vote for or against the proposal, voted in favor of the Company’s “Say on Pay” proposal on executive compensation. The Compensation Committee did not make any material changes to the design of the 2018 executive compensation program as a result of this vote.

Shareholder Engagement

Shareholder engagement is a key pillar of our governance strategy and we are committed to active engagement with our shareholders throughout the year. In 2018, management engaged in a direct dialogue with a number of institutional and retail shareholders to solicit their feedback and gather information on their

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Pay Mix and Pay Philosophy The executive compensation program consists of several components:

places a significant amount of compensation at risk. As illustrated below, 84% of the CEO’s target total direct compensation and 70% of the other NEOs’ target total direct compensation are at risk.

Compensation for all the NEOs, including the CEO, places more weight on long-term incentives than annual incentives to reflect the importance of making strategic decisions that focus on long-term results. The CEO’s long-term incentives have the greatest weighting to provide the strongest alignment of his compensations with long-term shareholder interests.

The following charts illustrate the allocations of direct compensation elements and are based on 2018 direct compensation elements at target. For annual performance-based cash incentives, “target” incentive is used as described in the “Performance-based Annual Cash Incentive” section on page 34. For long-term equity incentives, “target” is equal to the grant date value of the share allocation and is described in the “Long-term Equity Incentives” section on page 37. The method used to value shares is consistent with the information presented in the “Summary Compensation Table” on page 48.

Direct compensation elements, consisting of • Base salary • Performance-based annual cash incentive • Long-term equity incentive
Executive benefit elements, consisting of • Supplemental executive retirement benefits • Executive life insurance

Minimal perquisites

Weightings of Direct
Compensation Elements

Base salary, performance-based annual cash incentive and long-term equity incentives comprise total direct compensation for each executive. With the exception of base salary, all elements of direct compensation are variable and intended to fluctuate based on performance as measured by both operating results and changes in shareholder value. This pay mix supports our pay-for-performance compensation objective and

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Use of National Market Surveys
and Peer Company Data

The Committee relies on two sources of data to set specific compensation levels. The first source of data is derived from national compensation surveys conducted by three independent consulting firms Aon, Willis Towers Watson and Hay Group (KornFerry). These surveys cover a large number of similar corporate officer positions nationally. We refer to this as our “National Survey Data”. We match our corporate officer positions to the survey positions using the aggregate data that has been size-adjusted based on revenue and/or scope parameters, which helps to ensure that the data reflects the national market for talent among companies comparable in size to Sonoco. Likewise, we match division officer positions to similar positions in the survey data for comparable division revenue ranges. In addition to the National Survey Data, at least annually, the Committee’s consultant prepares customized compensation studies with respect to our NEOs in comparison to the NEOs of a 13-company group of packaging companies approved by the Committee that we refer to as our “Peer Group”. The Peer Group companies have revenues, assets and market capitalization similar to those of Sonoco.

The 13 Peer Group companies, each of which has revenues that generally range between 50% and 200% of Sonoco’s revenue, are:
Aptar Group Incorporated
Avery Dennison Corporation
Ball Corporation
Bemis Company Incorporated
Berry Plastics Group
Crown Holdings Incorporated
Domtar
Graphic Packaging
Greif Incorporated
Owens-Illinois Incorporated
Packaging Corporation of America
Sealed Air Corporation
Silgan Holding

The Committee uses the aggregate compensation data from the broader National Survey Data to set specific compensation levels, but cross checks these levels against the Peer Group company data. In most cases the data from both sources are comparable.

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Committee Review of Overall
Compensation Components
and Aggregate Awards

To evaluate the overall competitiveness of the executive compensation program, each year at its April meeting, the Committee reviews the total compensation package for each executive officer. This includes review of a tally sheet showing a history of base salary adjustments, annual incentive awards and total cash compensation for the last seven years (or term as an executive officer, if less), stock options or stock-settled stock appreciation rights outstanding and the option price, unvested performance contingent restricted stock units (projected at threshold, target, and maximum), unvested restricted stock units, the value of accrued retirement benefits, and the amount of executive life insurance coverage. The Committee also reviews each element of the total amount of compensation awarded and realized during the prior year.

The Committee assesses total executive compensation to determine where total executive compensation falls in relation to peer companies, and to assess how the Company’s overall compensation programs operate. The Committee reviews tally sheets for each NEO and may make changes in overall plans or individual elements if it determines they are appropriate to meet overall compensation objectives.

The Committee does not have a practice of adjusting the size of current and future compensation awards or compensation program components to reflect amounts realized or unrealized by an individual from prior equity grants. In other words, awards are not increased to compensate for prior performance below target, nor are they decreased because of prior performance above target. Likewise, since earnings on equity compensation are not included in any pension calculation formula, any gains, or lack thereof, from prior awards are not considered in setting or earning retirement benefits.

Description of Direct
Compensation Elements
and 2018 Committee Actions

This section describes the direct compensation elements for the Company’s Chief Executive Officer (“CEO”), the former Chief Executive Officer, the Chief Financial Officer (“CFO”), and the three other most highly compensated executive officers.

Mr. Sanders retired as President and CEO effective April 2, 2018. Ms. Arthur retired as Senior Vice President, Plastics Packaging and Protective Solutions effective December 1, 2018, and is included in the proxy disclosure because her 2018 compensation caused her to be one of the three most highly compensated executive officers. Mr. McLeland, Vice President, Human Resources became the next most highly compensated executive officer as of December 31, 2018.

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Base Salary

The Committee uses base salary to attract, retain and reward executives based on demonstrated experience, skills and competencies relative to the salary midpoint of the job. To accomplish this, the Committee establishes a salary midpoint for each executive officer position based on a structured job evaluation system used for broad based compensation in the Company as well as a comparison to the National Survey Data at median as previously outlined. Each year, the Committee reviews the base salary of all executives including the CEO and other NEOs. The decision on whether to award merit increases for the executive officer group as a whole takes into consideration the salary and wage increases being awarded to other levels of employees in the Company, the current economic environment, and the operating results of the Company. The decisions relative to the amount of individual merit increase awards are based primarily on each executive’s performance in the past year, readiness for promotion to a higher level, experience and skill set relative to peer counterparts, and criticality to the Company, as well as the relationship of the executive’s current salary to the base salary midpoint for the position. Generally, executives who are newly promoted are positioned below the salary midpoint (50th percentile), whereas those who are highly experienced and performing at superior levels are compensated above the midpoint.

Base salary increases are also considered and awarded upon promotions or appointment to positions of greater responsibility.

2018 Committee Actions — Base Salary

In response to the April 2018 retirement of Mr. Sanders, the Compensation Committee approved promotion of Mr. Tiede to the position of President and Chief Executive Officer with an increase to Mr. Tiede’s base pay of 24%, effective April 1, 2018. This was an initial step towards transitioning Mr. Tiede to a competitive CEO compensation structure and was determined using the process described on page 32 under “Use of National Market Surveys and Peer Company Data.”

At its April 2018 meeting, the Committee approved merit increases for the executive officer group. In determining the increases, the Committee considered the executives’ overall performance, contribution to the Company’s results, experience and market competitiveness.

The CEO and other NEOs each received a merit increase of 3.0%, effective June 1, 2018. In addition, Ms. Arthur received a market adjustment of 2.2%.

As a result of promotion announcements made in December 2018 for Mr. Fuller and Mr. Coker, the Committee approved base pay adjustments, effective January 1, 2019, of 5.6% and 5.9%, respectively.

Performance-based Annual
Cash Incentive

The Committee uses performance-based annual cash incentives designed to align executives’ interests with those of our shareholders by focusing on strong annual financial and operating results. In 2000, the Board of Directors adopted, and the shareholders approved, the Performance-Based Annual Incentive Plan for Executive Officers (“PBAI Plan”). Under the terms of this plan, an annual maximum of 2.75% of income from operations, as defined in the plan, was established as an incentive pool for the NEOs other than the CFO. The total amount of annual incentive awards paid to these individuals cannot exceed this maximum and any individual participant award cannot exceed 30% of the pool. The amounts of actual incentive awards made by the Committee to the NEOs have historically been substantially lower than the maximum plan award levels allocated by the PBAI Plan. The Committee uses negative discretion under the PBAI Plan to reduce the maximum awards using such factors as it deems appropriate, with the primary factor being performance against goals in the Officers’ Incentive Plan (“OIP”) as described in the paragraphs below.

To determine the actual awards each year, the Committee establishes under the OIP a “threshold,” a “target,” and a “maximum” incentive amount for each NEO, including the CFO who is not covered under the PBAI Plan. These represent a percentage of base salary. Each level (threshold, target and maximum) represents different Company performance and year over year growth expectations considering factors such as the Company’s annual operating budget for the year, the Company’s prior year’s performance, and the historical performance levels of our packaging peer group. Target is established at a performance level considered to be above average performance, and the corresponding compensation level equates to what is considered competitive as compared to National Survey Data. Threshold goal is set at what is

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considered minimally acceptable performance, while maximum goal equates to what is believed to represent superior performance for the year and correspondingly an above national survey median compensation opportunity. “Threshold” level of payout is equal to 40% of “target” payout. “Maximum” payout is equal to two times “target” payout.

The Committee has authority to adjust payouts under the OIP to individual participants based upon consideration of individual performance and/or other factors that the Committee determines warrant an adjustment, such as external market challenges or global economic events. Under no circumstance would the payout exceed the maximum potential under the shareholder approved PBAI Plan. No such adjustments were made with respect to payouts to any of the NEOs in 2018.

The Committee also determines each year the types of financial measures that will be used under the OIP. Normally, performance at budget will earn a “target” award since budget is set to reflect what the Board believes will represent above average performance for the year versus our Peer Group. However, the Committee may choose to set “target” incentives for performance above or below budget depending on the degree of difficulty in achieving budget in any one year. Similarly, the Committee establishes financial objectives for maximum incentives that are above budget, which is believed to be superior performance for the year.

2018 Committee Actions —

Performance-based Annual Cash Incentive

Under the PBAI Plan for 2018, the maximum incentive pool available for all NEOs except the CFO was $11,920,260 of which no more than 30% ($3,576,078) could be allocated to any one participant. The actual awards paid were determined by the Committee in its exercise of negative discretion, primarily on the basis of performance under the OIP as described below.

The Committee relies on National Market Surveys and peer company data to determine target incentive levels. For 2018, the Committee established an annual incentive compensation threshold, target, and maximum payout under the OIP for each NEO, as follows.

	Annual Incentive Compensation at Threshold*	Annual Incentive Compensation at Target*	Annual Incentive Compensation at Maximum*

R.C. Tiede	45%	113%	226%
B.L. Saunders	30%	75%	150%
R.D. Fuller	30%	75%	150%
R.H. Coker	30%	75%	150%
A.H. McLeland	28%	70%	140%
M.J. Sanders	44%	110%	220%
V.B. Arthur	30%	75%	150%
* as a percentage of base salary

With Mr. Tiede’s promotion to President and CEO effective April 1, 2018, the Compensation Committee decided in December 2017 to increase the annual incentive for Mr. Tiede to a target bonus level of 120% of base salary effective April 1, 2018. This action moved Mr. Tiede towards a competitive CEO compensation structure, and included a compensation analysis as described on page 32 in the section “Use of National Market Surveys and Peer Company Data”. The target percentage above represents January through March at a target bonus level of 87.5% and April through December at a target bonus level of 120%.

Financial performance measures are established each year, and for 2018, the Committee considered year over year growth in base earnings per share to be the most critical performance measure for determining share price and, in turn, shareholder value.

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Therefore, the Committee applied the heaviest weight to this performance measure for all NEOs. Base earnings per share is a non-GAAP measure and information about how base earnings per share was calculated is provided on page 18 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission.

In addition to the base earnings per share performance measure, the Committee selected sales volume growth and working capital as key performance variables essential to maximizing shareholder value.

Sales volume growth is the year over year increase in revenue attributable to changes in volume and mix, excluding the impacts of price, exchange rates, acquisitions, divestitures and discontinued operations.

A working capital metric was included as a performance measure to bring increased attention to cash flow generation with a specific focus on working capital management. This metric reflected targeted year-over-year improvement in a twelve-month average of net working capital days (days of accounts receivable and inventory less days of accounts payable).

All of the NEOs were assigned the following financial measures and weightings for the 2018 OIP.

Incentive Plan Financial Measures	Weightings
Base Earnings per Share	66%
Sales Volume Growth	20%
Working Capital	15%
The financial measure goals established under the OIP at the beginning of the year, and the actual 2018 financial performance were as follows:

	Threshold	Target	Maximum	Actual 2018 Performance

Basic Earnings per Share Growth	0%	8.8%	10.5%	14.2%
Sales Volume Growth	0%	2.0%	2.7%	1.1%
Working Capital Cash Gap Days	45.9	45.4	44.4	48.1

Our base earnings per share were $3.37 which resulted in this component’s 65% weighting of incentive payments under the OIP being earned at 200% of target. Information about how base earnings per share was calculated is provided on page 18 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission.

Sales volume growth for 2018 was $5,480 million (1.1% growth), which resulted in this component’s 20% weighting of incentive payments under the OIP performing at 72.65% of target.

Working capital cash gap days were 48.1 days, which resulted in this component’s 15% weighting of incentive payments under the OIP performing below threshold and receiving zero payout.

The following table shows the dollar amount of annual incentive compensation awarded to each of the NEOs for 2018 after applying the results of the performance measures and weightings mentioned above. The table also includes the percentage of target, the actual percentage of each NEO’s base salary and the percentage of change from the prior year.

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	Annual Incentive Compensation for 2018	Percentage of Target	Percentage of Base Salary	Percent Change from Prior Year

R.C. Tiede	1,332,354	144.5%	163.7%	206.4%
B.L. Saunders	628,009	144.5%	108.4%	100.5%
R.D. Fuller	542,741	144.5%	108.4%	100.5%
R.H. Coker	540,876	144.5%	108.4%	100.5%
A.H. McLeland	428,613	144.5%	101.2%	100.5%
M.J. Sanders	435,622	144.5%	159.0%	-50.0%
V.B. Arthur	461,284	144.5%	108.4%	87.3%

Long-term Equity Incentives

The Committee uses long-term equity incentives to align executives’ interests with long-term shareholder interests and to provide opportunities for increased stock ownership, which we believe enables us to attract and motivate our executives as well as promote retention. In 2018, long-term equity incentives were awarded under our 2014 Long-Term Incentive Plan, which was approved by our shareholders in 2014 (the “2014 Plan”). The 2014 Plan provides for various types of equity awards, including restricted stock, restricted stock units, stock appreciation rights, options, performance shares, and performance units. Each year, the Committee determines the types of awards that will be granted under our long-term plan then in effect, and establishes performance measures and performance periods for performance-based awards, and vesting schedules. The awards the Committee granted in 2018 under the 2014 Plan were comprised of performance contingent restricted stock units (“PCSUs”), stock-settled stock appreciation rights (“SSARs”) and restricted stock units (“RSUs”).

To determine the amount of equity awards to be granted to each executive officer position, the Committee uses competitive survey data as previously described, to first determine the target total direct compensation (base salary, performance-based annual cash incentives and long-term equity incentives) value to be provided for each executive officer position. We generally position target total direct compensation at approximately the median level. However we do consider other factors such as time in the role, individual performance, internal equity and difficulty to replace. To establish the amount of long-term equity award for each position, the Committee subtracts the sum of the market rate or actual base salary (whichever is higher) and the annual cash incentive compensation target from the target total direct compensation amount derived from the competitive survey data. This amount of long-term equity award for each executive officer position is then denominated into a target mix of such types of awards permitted under the 2014 Plan as the Committee determines. For 2018, the target mix of awards for each officer was 50% PCSUs, 25% SSARs and 25% RSUs, which the Committee determined provides appropriate focus on financial goals and on long term value creation for the Company’s shareholders. The actual target number of PCSUs, SSARs, or RSUs for each officer position may be adjusted up or down from the competitive benchmark based on the assessment of individual performance in the past year. The Committee believes that varying the initial target shares under the plan provides a strong motivator to achieve personal performance objectives.

It is our practice to grant PCSUs, SSARs, RSUs, or other equity awards on the date of the first regular Board of Directors meeting in the calendar year. During the February meeting, the Committee establishes the target goals and awards for the upcoming performance-based annual cash incentive plan as well as the long term equity incentives. This allows the Committee to balance the elements of total direct compensation.

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It also allows granting of the equity awards close to the time of the annual performance reviews, which increases the impact of the awards by strengthening the link between pay and performance. The recipients and the corresponding number of shares of equity awards, including PCSUs, stock options or SSARs and RSUs, are approved by the Committee at its regular meeting on the day prior to the Board of Directors meeting. We occasionally make special RSU or SSAR awards to new employees. In such case, the exercise price is based on the closing price of our stock on the recipient’s first day of regular employment. We also occasionally make stock option, SSAR awards or grants of RSUs to a corporate officer in recognition of a promotion or a change in position status. The effective date of these awards is the day following approval by the Committee or the date of approval by the Board in the case of a new officer election.

PCSUs – 50% of Equity Award

Grants of PCSUs are designed to reward participants for their contributions to the Company’s long-term success. The Committee believes that the NEOs have the most direct influence on achieving Company financial goals and therefore the PCSUs are weighted significantly more than the SSARs and RSUs. The Committee establishes performance requirements for meeting threshold, target and maximum goals that, in the judgment of the Committee, represent achievement of acceptable, superior and outstanding performance. Such goals are developed in the context of the Company’s stated objectives and longer term business outlook for total return to shareholders and returns on capital and equity.

Under the plan, actual PCSU shares earned are subject to the degree to which three-year Company financial goals are met and can vary between 0% and 200% of the target shares. PCSUs must meet threshold performance in order to achieve a payout.

Unvested PCSUs are forfeited upon termination of employment except in the case of death, disability, retirement or a change in control. If the participant’s employment is terminated as a result of death, disability, or retirement during the three-year performance period, the participant will be entitled to a settlement of any PCSUs that may vest at the end of the three-year performance period on a prorated basis equal to the time employed.

Upon consummation of a change in control that meets the criteria of Internal Revenue Code (“IRC”) Section 409A and the regulations thereunder, all unvested PCSUs will vest at target on a prorata basis if the change in control occurs during the 3-year performance period. A lump sum payment equal to the aggregate fair market value of the PCSU (using the weighted average stock price on the last trading day immediately preceding the change in control) will be issued to the participant, within 30 days following the change in control unless the PCSUs were subject to a deferral election. In such event, payment of the PCSUs will be paid out at the earliest date permitted under IRC Code Section 409A (and in accordance with any deferral elections previously made).

PCSUs do not have voting rights and we do not pay any current dividends or credit any dividend equivalents on unvested PCSUs. For any PCSUs that vest, but are deferred until six months after separation from service by an individual executive officer, dividend equivalents are accumulated and converted into additional PCSUs from the time of vesting until the issuance of actual shares.

SSARs – 25% of Equity Award

Grants of SSARs provide the participant with the ability to profit from the appreciation in value of the Company’s stock. SSARs are only valuable to an executive if our stock price increases during the term of the award. The SSAR exercise price is based on the closing price of our stock on the day of the February Board meeting. SSAR awards made after 2014 vest over a period of three years and have a 10-year term from the date of grant. The first vesting date occurs on the one-year anniversary of the grant, and the SSAR will only have value if the award is both vested and the stock price increases above the grant price during the award’s ten year term. SSARs are not credited with dividend equivalents.

Unvested SSARs are cancelled upon termination of employment, except in the case of death, disability, or involuntary (or good reason) termination within two years of a change in control that meets the criteria of IRC Section 409A and the regulations thereunder, in which case, unvested SSARs will immediately vest upon the date of termination.

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RSUs – 25% of Equity Award

Grants of RSUs are intended to foster executive officer retention. RSUs have a three year vesting schedule, vesting in one-third increments starting on the one-year anniversary of the date of grant. RSUs do not have voting rights and do not credit dividend equivalents on unvested shares. For any RSUs that vest, but receipt of which is deferred until six months after separation from service by an individual executive officer, dividend equivalents are accumulated and converted into additional RSUs from the time of vesting until the issuance of actual shares.

Unvested RSUs are cancelled upon termination of employment, except in the case of death, disability, or involuntary (or good reason) termination within two years of a change in control that meets the criteria of IRC Section 409A and the regulations thereunder, in which case, unvested RSUs will immediately vest upon the date of termination.

RSUs – Special Grants

We have a practice of making a special grant of time vesting RSUs to individuals when they are first elected to an executive officer in recognition of this event and the individual’s increased responsibility. Receipt of such RSUs occurs six months following separation from service. The value of RSUs granted is based on position. The special grant of officer RSUs are credited with dividend equivalents, which are not paid out until receipt of the shares. The vesting of these RSUs may be structured in one of three ways: vesting in three equal increments on the third, fourth, and fifth anniversary of the grant if RSUs are granted all in one year; vesting on the third anniversary of each grant if granted over three years; or cliff vesting on the fifth anniversary of the grant.

Unvested special grant RSUs are cancelled upon termination of employment, except in the case of death, disability, or involuntary (or good reason) termination in the event of a change in control that meets the criteria IRC Section 409A and the regulations thereunder, in which case, unvested RSUs will vest on a prorata basis.

2018 Committee Actions

PCSUs

On February 13, 2018, the Committee approved PCSU grants to our executives, including the NEOs, for the 2018 – 2020 performance period. The value of the PCSU grants was weighted at 50% of the NEOs’ total long-term incentive compensation award. The FASB ASC Topic 718 grant date fair values of PCSUs granted to the NEOs and the number of PCSUs available at threshold, target, and maximum are shown in the “2018 Grants of Plan-based Awards” table on page 51.

Consistent with prior years, the Committee established goals for performance vesting of the 2018 - 2020 PCSUs based on two key financial measures: average return on net assets employed (“RONAE”) and cumulative growth in Base Earnings Per Share (“BEPS”) over the three-year performance period. These goals are as follows:

	Threshold Vesting	Target Vesting	Maximum Vesting

Average Three-Year RONAE*	10.7%	11.8%	12.2%
Average Annual BEPS Growth Rate (BEPSGR)**	1.0%	6.8%	8.4%

*   Actual performance level required within the range depends on capital invested in acquisitions over the three-year period. The RONAE goals will be adjusted down for every dollar of capital investment made in acquisitions at an effective rate of 0.18% for every $100 million of acquisition investment multiplied by the percent of time remaining in the three-year performance cycle as of the date of the acquisition.

**  Base Earnings per Share Growth Rate (BEPSGR) is the compounded annual growth rate represented by the cumulative BEPS (as adjusted to exclude certain items) for the three years of the measurement period, relative to BEPS for the most recently completed year preceding the grant date.

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The Committee believes that both elements are critical factors in determining long-term shareholder value. For the 2018 awards, the average three-year RONAE is weighted 60% and the three-year cumulative growth in BEPS is weighted 40%.

SSARs

On February 13, 2018, the Committee approved SSAR grants to our executives, including the NEOs. As stated above, the SSAR awards were weighted at 25% of the NEOs’ total long-term incentive compensation award. The SSARs vest in equal installments on the first, second and third anniversaries of the grant and the grant price was set at $50.83 per share, the closing market price of our common stock on February 14, 2018, the date of grant. These SSARs will be valuable to the recipients only if the award vests and the market price of our stock exceeds $50.83 during the ten-year term of the award. The grant date fair values and the number of SSARs granted to each of the NEOs are included in the “2018 Grants of Plan-Based Awards” table on page 51. Target grants were calculated as described under “Long-term Equity Incentives” on page 37.

RSUs

On February 13, 2018, the Committee approved time-vested RSU grants to our executives, including the NEOs. The RSU awards were weighted at 25% of the NEOs’ total long-term incentive compensation award. The RSUs vest in equal installments on the first, second and third anniversaries of the grant. The grant date fair values and the number of RSUs granted to each of the NEOs are included in the “2018 Grants of Plan-Based Awards” table on page 57. Target awards were calculated as described under “Long-term Equity Incentives” on page 37.

These RSU awards for each of the NEOs, combined with their PCSU and SSAR awards discussed above, equates to approximately 65% of the CEO’s and 48% of the other NEOs target total direct compensation, which is consistent with our pay for performance objective.

CEO Transition Award

In connection with Mr. Tiede’s promotion to President and Chief Executive Officer, effective April 1, 2018, the Compensation Committee decided to increase the 2018 long term equity award for Mr. Tiede (50% PCSUs, 25% SSARs, 25% RSUs) to a dollar value of $2,345,000. The compensation analysis was performed using the process described on page 32 under “Use of National Market Surveys and Peer Company Data”. In addition, and as a part of his new role as CEO, Mr. Tiede received a one-time special RSU grant valued at $2,000,000 with five-year cliff vesting.

The Compensation Committee decided not to grant equity awards to Mr. Sanders in 2018 due to his retirement effective April 2018.

Results of 2016-2018 PCSU
Performance Cycle

On February 9, 2016, the Committee approved PCSUs to our executives, including the NEOs, which represented 50% of each NEO’s long-term equity award. The target performance for the average three-year RONAE was 10.57%, which reflects application of the original plan provisions related to capital investments made in acquisitions to the initial target level (10.9%), and the target performance for the three-year cumulative BEPS was $8.31. The vesting of these PCSUs was dependent on achieving pre-determined growth levels of average RONAE and cumulative BEPS growth for the three-year performance period from January 1, 2016 through December 31, 2018.

The Company’s actual performance for RONAE was a three-year average of 10.04% and was below target performance under the plan. The Company achieved a cumulative BEPS of $8.38 for the three-year performance period which was above target. At the end of 2018, PCSUs vested at 79.2% of target. The PCSUs that have been earned and have vested are shown in the “2018 Option Exercises and Stock Vested” table on page 55.

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Description of Other Executive
Compensation and Benefit Elements

Employment Contracts and
Potential Payments Upon
Termination or Change in Control

The Company has not historically provided employment contracts, severance agreements, change in control agreements, or other such financial security arrangements to our executive officers. We may, however, from time to time, assume an existing employment contract in connection with an acquisition and/or negotiate individual severance compensation arrangements in exchange for a non-compete agreement at the time of separation as circumstances warrant.

Our long-term equity incentive plans do contain provisions for prorated or accelerated vesting of equity awards in the event of death or disability, and in certain cases retirement or change in control. SSAR grants and RSU grants provide that if involuntary (or good reason) termination of employment occurs within two years of a change in control that meets the criteria of IRC Section 409A and the regulations thereunder, unvested SSARs and RSUs will immediately vest upon the date of termination. The Committee believes these provisions are necessary so that the executive officers can focus on long-term Company growth and improving stock value without being concerned about risk of forfeiture. PCSU grants provide that unvested stock units will vest on a prorata basis at target upon a change in control during the three-year performance period. The Committee believes performance metrics can be disrupted and possibly become obsolete in determining the appropriate number of shares to vest during a change in control. See “Potential Benefits Payable Immediately Upon Certain Separation Events” on page 64. These provisions apply similarly to all plan participants, including those below the executive officer level.

	Termination	Retirement	Death/Disability	Change in Control (“CIC”)
PCSUs – 50% award	Forfeit unvested shares	Vested shares determined by performance at end of performance period and prorated based on period of employment during performance period	Vested shares determined by performance at end of performance period and prorated based on period of employment during performance period	Unvested shares vest at target on a pro-rata basis upon CIC.
SSARs – 25% award	Forfeit unvested shares	Forfeit unvested shares	Immediate vesting upon death/disability	If involuntary (or good reason) termination of employment within two years of CIC, immediate vesting upon termination.
RSUs – 25% award	Forfeit unvested shares	Forfeit unvested shares	Immediate vesting upon death/disability	If involuntary (or good reason) termination of employment within two years of CIC, immediate vesting upon termination.
RSUs – special grant	Forfeit unvested shares	Forfeit unvested shares	Vests on a pro-rata basis, subject to approval from Committee	Vests on a pro-rata basis upon CIC.

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Deferred Compensation Plan

The Deferred Compensation Plan for Corporate Officers is a nonqualified deferred compensation plan (“NQDC”) we provide for our executive officers, including our NEOs, which is in line with general market practice, and the Committee believes it is an important part of an attractive rewards program necessary to recruit and retain qualified executive officers. Under the NQDC, our NEOs may voluntarily defer the receipt of a portion of base salary, annual incentive awards, restricted stock units and/or performance contingent restricted stock units. The NQDC is an unfunded and unsecured obligation of the Company, meaning that payments of participant balances in the plan are not guaranteed if the Company becomes insolvent or bankrupt. The plan and accumulated balances are described in more detail under the “2018 Nonqualified Deferred Compensation” table on page 60 “Nonqualified Deferred Compensation Plans” on page 62.

Executive Benefit Elements

We have two benefits that apply only to executive officers: an executive life insurance benefit and supplemental executive retirement benefits. The Committee has included these two elements in the overall compensation program to serve as a recruiting and retention vehicle. Attracting and retaining high caliber talent is challenging, and these two benefits are designed to help ensure long-term retention of key senior talent.

Executive Life Insurance

We provide most of our active employees with company-paid life insurance that is currently limited to $100,000. For executive officers, we provide an alternative executive life insurance benefit. Executive officers elected on or after April 1, 2004, receive company-paid term life insurance coverage that is approximately equal to three times base salary until the later of retirement or age 65. Messrs Tiede, Saunders, Fuller, Coker, McLeland and Ms. Arthur are covered under this benefit. The Committee believes that this amount of coverage is in line with industry practice and provides life insurance coverage in line with the earnings level of an executive officer.

Mr. Sanders, who was elected as an officer prior to April 1, 2004, receives a benefit approximately equal to three times salary plus target incentive, using a combination of term life insurance coverage and permanent (cash value) insurance. Mr. Sanders, who retired April

2, 2018, was the only NEO grandfathered under the pre-2004 executive life insurance benefit. The permanent life insurance provides coverage beyond age 65. This extended coverage uses the same multiple of pay, but that portion of the coverage is frozen based on salary and target incentive levels in effect at April 1, 2004. Sonoco’s obligations related to Mr. Sanders’ executive life insurance benefit ended in 2018.

Supplemental Executive Retirement
Plan Benefits

Supplemental executive retirement plan benefits are one component of the executive compensation reward strategy and are offered under the Omnibus Benefit Restoration Plan in one of two formats, depending on when an NEO became an officer.

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Defined contribution supplemental executive retirement benefit (the DCSERP), OR

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Defined benefit supplemental executive retirement benefit (the DBSERP)

Executive officers elected after January 1, 2008, may participate in the DCSERP under which they receive an annual nonqualified plan contribution (equal to 10% of the prior year’s salary and earned incentive under the annual incentive plan). Seventy-five percent of the annual contribution is invested in a fixed interest account based on 120% of the IRS applicable long-term rate. Twenty-five percent is issued in Sonoco deferred restricted stock units. The benefit vests at age 55 for participants with at least five years of service as an executive officer, and is not available for payment until six months following termination of employment.

After retirement, an officer’s vested DCSERP “account” is paid in three installments, with the first installment payable six months after an officer’s retirement date, the second installment payable in January of the next year following the first installment, and the third installment payable in January of the year following the second installment. Messrs Tiede, Saunders, Coker, McLeland and Ms. Arthur currently participate in this plan.

Executive officers elected before January 1, 2008 participate in the DBSERP which, when combined with the tax-qualified Sonoco Pension Plan (“Pension Plan”), defined benefit restoration benefit (DB Restoration) and full Social Security benefits, equals 60%

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of the executive officer’s final average cash earnings, assuming age 65 retirement with at least fifteen years of Company service. The calculation excludes long-term compensation in any form. Officers elected before January 1, 2006, become fully vested in their DBSERP benefit upon the completion of five years service in the DBSERP. Officers elected after January 1, 2006, become fully vested in their DBSERP benefit upon completion of five years service in the DBSERP and attainment of age 55. In line with amendments to the Company’s broad-based defined benefit retirement plans, no additional benefits will accrue under the DBSERP after December 31, 2018. NEOs whose DBSERP benefit accruals are frozen effective December 31, 2018 will begin participating in the DCSERP effective January 1, 2019.

The DBSERP benefit will be paid in three equal installments after retirement, with the first installment payable six months after an officer’s retirement date, the second installment payable six months after payment of the first installment, and the third installment payable 12 months after the payment of the second installment. The payment of the installments may be extended if needed to eliminate adverse accounting treatment to the Company. Messrs Sanders and Fuller are NEOs elected before January 1, 2008, and therefore participate in the DBSERP.

In addition to the supplemental executive retirement benefits (DBSERP or DCSERP), there are broad-based retirement benefits that apply to the NEOs, which are explained in more detail on pages 58 and 59. The NEO’s date of hire will determine eligibility for the broad-based retirement plans. The table below indicates the retirement benefits applicable to each NEO:

	DCSERP or DBSERP	Defined Benefit Pension Plan and DB Restoration benefit	Defined Contribution Sonoco Retirement Contribution (SRC) and DC Restoration benefit	Defined Contribution Company Match and DC Restoration benefit

R.C. Tiede	DCSERP
B.L. Saunders	DCSERP
R.D. Fuller	DBSERP
R.H. Coker	DCSERP
A.H. McLeland	DCSERP
M.J. Sanders	DBSERP
V.B. Arthur	DCSERP

More detailed descriptions of the DBSERP benefit, the DCSERP benefit, the qualified Pension Plan, the DB Restoration benefit, the Sonoco Retirement Contribution, Company Match and DC Restoration benefit are set forth under “Sonoco Pension Plan” on page 58, “Defined Benefit Restoration and DBSERP” on page 58 and the “2018 Nonqualified Deferred Compensation Plans” on page 62.

Executive Perquisites

In support of our pay-for-performance philosophy, executive perquisites are minimal. Executive officers are permitted occasional use of the company aircraft for personal travel or family emergencies. The CEO also uses the company aircraft for regular business travel because we believe his use of the aircraft helps minimize time involved in commercial travel that could otherwise be directed to our business, and enhances his security. For other officers, personal use of the aircraft

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is reviewed on a case by case basis, and is permitted only under circumstances where there is direct benefit to us to minimize time spent on personal travel or in the case of family emergencies. The Company does not provide a tax gross-up for the imputed income relating to the personal use of the Company plane.

With the exception of gross-ups that might be paid pursuant to our broad-based employee relocation assistance plan, which covers all eligible salaried employees, we do not provide income tax gross-ups to our NEOs, and our Compensation Committee has adopted a resolution that prohibits such payments.

Executive Compensation Policies

Tax Deductibility of Compensation

For 2018, IRC Section 162(m) limits the tax deductibility of compensation paid to our CEO and CFO and the three other most highly compensated executive officers to $1 million per year. The Committee has taken, and it intends to continue to take, reasonable steps necessary to maximize our ability to deduct for federal tax purposes compensation provided to senior executives while maintaining compensation programs that support attraction and retention of key executives. However, such steps may not always be practical or consistent with the Committee’s compensation objectives.

Executive Officer Stock
Ownership Guidelines

To emphasize the importance of linking executive and shareholder interests, the Board of Directors adopted stock ownership guidelines for executive officers. The target level of ownership of common stock (or Common Stock Equivalents) was established as a multiple of each executive officer’s annual base salary as outlined below:

Beginning on July 1, 2011, and until the executive attains the target ownership level, the executive is required to hold in shares at least one-half of the realized gains (less taxes) from the vesting or exercise of equity awards.

Common stock held in the Sonoco Retirement and Savings Plan, stock equivalents earned through nonqualified deferred compensation plans, vested RSUs, and any other beneficially owned shares of common stock are included in determining compliance with the guidelines. Unvested RSUs and shares that may be acquired through the exercise of stock options or SSARs are not included in the calculation of stock ownership for guideline purposes.

Anti-Hedging Policy

The Board of Directors has adopted an anti-hedging policy for Company stock. Sonoco considers it inappropriate for any director, officer (including all NEOs), or other employee to enter into speculative transactions in Sonoco stock. Such activities may put personal interests and objectives in conflict with the best interests of the Company and its stockholders. Therefore, our policy prohibits the purchase or sale by any director, officer or employee of puts, calls, options, warrants, or other derivative securities based on the Company’s stock. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership.

Anti-Pledging Policy

The Board of Directors has adopted an anti-pledging policy with respect to Company stock owned by Directors and executive officers. The policy provides that Directors and executive officers who are subject to target Sonoco common stock ownership guidelines may not pledge any of the shares they are required to own under such guidelines to secure any indebtedness.

As discussed above under “--Executive Officer Stock Ownership Guidelines” and under “Security Ownership of Management – Director Stock Ownership Guidelines,” the Board has established target stock ownership guidelines for Directors and executive officers because it believes that the interests of Directors and executive officers should be closely aligned with

Chief Executive Officer	6.0 times annual base salary
Chief Operating Officer	4.0 times annual base salary
Executive Vice Presidents	3.0 times annual base salary
Senior Vice Presidents	2.0 times annual base salary
Other Officers	1.0 times annual base salary

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those of shareholders by sharing with other shareholders the risks and rewards of stock ownership. The Board recognizes that pledging of shares may be perceived as contrary to this goal because of the perception that doing so may allow a pledging shareholder to reduce the risks of stock ownership. Accordingly, the Board determined that it would be appropriate to adopt a policy prohibiting Directors and executive officers from pledging the shares of their Company stock they are required to own under the ownership guidelines.

In adopting the policy, however, the Board recognized that a complete prohibition on pledging Company stock could result in financial hardship for Directors and executive officers subject to the policy. The Board observed that, if Directors and executive officers were not permitted to pledge any of the shares owned by them, their only alternative to obtain liquidity from shares owned in excess of the target number would be to sell the shares, and thereby reduce the alignment between their interests and those of other shareholders. Therefore, the Board determined that it would be appropriate to restrict Directors and executive officers from pledging only the portion of their Company stock that is subject to target ownership guidelines in order to afford them greater access to liquidity to meet personal obligations, and to encourage continued ownership of Company shares.

All Directors and named executive officers were in compliance with this policy as of December 31, 2018.

Incentive Compensation Clawback Policy

The Board of Directors adopted a “clawback” policy in 2014 covering payments of incentive based compensation to current and former executive officers. The policy provides that, if the Company is required to restate its financial results because of its material noncompliance with any financial reporting requirement under the securities laws, the Committee will review all awards or payments of any form of bonus or incentive-based compensation made to our current and former executive officers within the three-year period immediately preceding the date on which the Company is required to prepare the restatement. If the Committee determines that any such bonus and incentive awards or payments were based on erroneous data and would have been lower had they been calculated based on the restated results, the Committee will review the facts and circumstances and, to the extent permitted by applicable law, may seek to recover for the benefit of the Company the difference between the amounts awarded or paid and the amounts that would have been awarded or paid based on the restated results.

The Committee has sole discretion to determine whether, and the extent to which, to require any such repayment and to determine the form and timing of the repayment, which may include repayment by the executive officer or an adjustment to the payout of a future incentive. These remedies would be in addition to, and not in lieu of, any penalties imposed by law enforcement agencies, regulators or other authorities.

For purposes of this policy, “executive officers” include all persons designated by the Board of Directors as Section 16 reporting officers.

Role of Independent
Compensation Consultant

The Committee seeks input from Frederic W. Cook & Co., Inc., its independent compensation consultant, in its decision making process. The independent consultant reports directly to the Committee, and the Committee has the sole authority to retain or dismiss the consultant. The independent consultant does not provide services to the Company in any area other than executive and director compensation on behalf of the Committee.

The independent consultant is expected to assist the Committee and work on its behalf on matters related to the Committee’s purposes and responsibilities as set forth in the Committee charter, which is summarized under the “Corporate Governance — Board Meetings and Committees of the Board — Executive Compensation Committee” on page 17 and is also available through the Investor Relations section of our website at sonoco.com. The independent consultant periodically advises the Committee as to trends in executive compensation and also provides specialized studies or expert advice as requested with respect to executive compensation issues. In 2018, the independent consultant conducted a competitive compensation review of our NEOs compared to our Peer Group’s NEOs, provided an update of compensation trends and regulatory developments, assisted in analysis of CEO transition, analyzed the Company’s

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use of share-based compensation compared to our peer group, completed a realized pay analysis compared to our peer group, assisted in the preparation of the Company’s public filings with regard to executive compensation, provided advice on application of the CEO Pay Ratio regulations and reviewed implications of tax reform. The independent consultant meets with the Committee at least once a year and attends regular Committee meetings in person or by telephone as requested. The independent consultant also provides advice and performs competitive analysis with respect to director compensation, as requested, for the Corporate Governance and Nominating Committee.

From time to time, management engages the services of other compensation consultants to assist with matters relating to executive officer and employee compensation. In 2018, management engaged Aon to provide compensation and benefit survey data, executive benefit calculations, FICA tax calculations and assistance with document drafting.

The Compensation Committee has assessed the independence of Frederick W. Cook & Co. and Aon pursuant to rules of the Securities and Exchange Commission and the New York Stock Exchange and concluded that neither Frederick W. Cook & Co.’s nor Aon’s work for the Compensation Committee and management respectively, raises any conflict of interest.

Role of Executive Officers in
Determining Executive Compensation

In order to evaluate performance and use it as a basis for making compensation decisions, the full Board of Directors participates in a formal performance review process that is used for determining the CEO’s compensation. The CEO provides a written evaluation of his performance against objectives at year-end to each director. Each individual director completes a written evaluation of the CEO’s performance. Results are compiled by the Chair of the Corporate Governance and Nominating Committee, who then provides a copy to each director prior to the first Board of Directors meeting for the year. The Committee uses this summary from the Board of Directors to make decisions relative to the CEO’s compensation. The Committee also uses input from its independent compensation consultant in making decisions regarding the CEO’s compensation. The CEO does not participate in decisions regarding the determination of his own compensation, other than to prepare the summary of his results versus objectives for the year as described above.

For the other NEOs and executives, the Committee receives input and recommendations from our CEO as well as its independent compensation consultant. The NEOs or other officers do not have a role in the determination of their own compensation except to provide and discuss their performance against objectives during their annual performance reviews.

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C O M P E N S A T I O N C O M M I T T E E R E P O R T

The Executive Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” included in this Proxy Statement with management. Based on that review and discussion, the Executive Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in our Annual Report on Form 10-K for the year ended December 31, 2018, and in this Proxy Statement.

M.D. Oken (Chair)

P.L. Davies

R.G. Kyle

B.J. McGarvie

S. Nagarajan

J.M. Micali

T.E. Whiddon

C O M P E N S A T I O N R I S K R E V I E W

With the assistance of the Committee’s independent compensation consultant, the Committee reviews our compensation policies and practices applicable to our employees and has concluded that they do not create risks that are reasonably likely to have a material adverse effect on our Company. The key features of the executive compensation program that support this conclusion are the following:

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Appropriate pay philosophy, peer group and market positioning

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Effective balance between cash and equity compensation, and short- and long-term performance focus

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Performance objectives with an appropriate level of difficulty that reflects the Board-approved annual budget and long-term strategic planning objectives

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Multiple performance metrics in the annual and longer-term incentive programs that are intend to create a balanced focus on growth, profitability and asset efficiency, as well as absolute stock price appreciation

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The Committee’s ability to use its discretion to reduce earned incentive compensation based on a subjective evaluation of the quality of earnings, individual performance and other factors

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Meaningful risk mitigators such as substantial stock ownership guidelines and anti-hedging, anti-pledging and clawback policies, Committee oversight, and use of an independent external consultant

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Incentive plans do not reward individuals for behaviors that can place the Company at risk (for example, incentives based on financial hedging transactions or incentives based on customer transactions that have significant financial risk)

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Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)	Stock Awards ($)(1) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)(h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Robert C. Tiede	2018	$814,077	(6)	-0-	$3,786,463	$586,251	$1,332,354	-0-	$292,096	$6,811,241
President and	2017	670,556		-0-	923,682	299,344	434,772	-0-	202,159	2,530,513
Chief Executive Officer	2016	567,741		-0-	998,890	325,004	459,870	-0-	180,602	2,532,107
Barry L. Saunders	2018	579,356		-0-	921,981	300,003	628,009	$176,199	113,360	2,718,908
Senior VP and	2017	563,603		-0-	784,598	253,255	313,222	999,908	90,839	3,005,424
Chief Financial Officer	2016	548,759		-0-	847,767	275,003	444,491	664,102	97,881	2,878,003
Rodger D. Fuller	2018	500,694		-0-	551,327	183,754	542,741	255,728	19,700	2,053,943
Senior VP – Paper / Eng	2017	487,084		-0-	483,575	161,182	270,697	507,360	21,162	1,931,060
Carriers US/CAN & D&P	2016	473,319		-0-	450,015	150,000	357,829	453,378	15,965	1,900,506
Robert H. Coker	2018	498,974		-0-	570,206	183,754	540,876	(303,604)	98,682	1,588,888
Senior VP – Global RPC &	2017	485,412		-0-	504,282	161,182	269,768	664,832	78,780	2,164,255
Paper / Eng Carriers Intl	2016	471,695		-0-	544,226	175,004	356,597	418,151	83,031	2,048,704
Allan H. McLeland*	2018	423,651		-0-	433,800	139,377	428,613	1,317	79,287	1,506,045
VP – Human Resources	2017
	2016
M. Jack Sanders	2018	274,005		-0-	-0-	-0-	435,623	372,295	154,820	1,236,743
Former President and	2017	1,067,936		-0-	3,108,459	1,036,128	870,475	2,621,804	129,342	8,834,144
Chief Executive Officer	2016	1,039,817		-0-	3,375,040	1,125,004	1,235,301	3,255,675	132,410	10,163,247
Vicki B. Arthur*	2018	425,548		-0-	568,565	183,754	461,284	304,309	73,798	2,017,258
Former Senior VP - Plastics	2017
Pkg & Protective Solutions	2016

*       Mr. McLeland and Ms. Arthur were not NEOs in 2016 or 2017

(1)    Awards were made in the form of RSUs and PCSUs. The amounts shown are the aggregate grant date fair values of the award(s) computed in accordance with FASB ASC Topic 718. RSUs are valued by multiplying the grant date fair value of the awards by the total number of RSUs awarded. The number of RSUs awarded may be found in the “2018 Grants of Plan Based Awards Table” on page 51. The value of each individual PCSU award is determined by the grant date fair value multiplied by the target number of PCSUs, which is based on the probable outcome of the performance conditions determined as of the grant date. Assumptions made in valuation of these awards are set forth in Note 12 to our financial statements for the year ended December 31, 2018, which are included in our 2018 Annual Report to Shareholders. Assuming the maximum level of performance was achieved at the end of the 2018-2020 three-year performance cycle, valued at the 2018 grant date fair value, the maximum award value for the 2018-2020 PCSU performance period would be $2,345,039 for Mr. Tiede, $1,200,040 for Mr. Saunders, $735,072 for Mr. Fuller, $735,072 for Mr. Coker, $557,535 for Mr. McLeland and $735,072 for Ms. Arthur. Mr Sanders did not receive a 2018 grant. The annual equity awards do not accumulate dividend equivalents unless vested and deferred, and are not subject to accelerated vesting, except as described in the footnotes to the table “Potential Benefits Payable Immediately Upon Certain Separation Events” on page 64.

The DCSERP as described under “Nonqualified Deferred Compensation Plans” on page 62 applies to Messrs Tiede, Saunders, Coker, McLeland and Ms. Arthur. Seventy-five percent of the contribution each year is invested in a fixed interest account based on 120% of the IRS applicable long-term rate. These amounts are reflected in column (i) and described under footnote (5). Twenty-five percent of the contribution is invested in deferred restricted stock units. The amounts invested in deferred restricted stock units based on salary and earned incentive compensation for Messrs Tiede, Saunders, Coker, McLeland and Ms. Arthur

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in 2017 and credited in 2018 were $27,633, $21,921, $18,879, $15,648 and $17,238, respectively, and are reflected in column (e). The amounts earned in 2018 and awarded in 2019 in deferred restricted stock units were $53,661, $30,184, $25,996, $21,307 and $22,171 for Messrs Tiede, Saunders, Coker, McLeland and Ms. Arthur, respectively, and will be reflected in the 2019 summary compensation table if each remains an NEO.

Upon being named Chief Executive Officer effective April 1, 2018, Mr. Tiede was awarded a one-time grant of 41,238 RSUs in addition to the annual equity award. These shares will vest when the time-based restriction lapses on the fifth anniversary of the grant, April 1, 2023, if Mr. Tiede is actively employed by the Company on that date. At a grant date stock price of $48.50 per share, the award is valued at $2,000,043. This award is further described on page 40 under the caption “2018 Committee Actions - CEO Transition Award on page 40.

(2)   Awards were made in the form of SSARs. The amounts shown are the aggregate grant date fair values computed in accordance with FASB ASC Topic 718. All 2018 SSARs have a grant price of the closing market price of our common stock on the date of grant.

The grant date present values were estimated using a binomial option-pricing model in accordance with the rules and regulations of the SEC and are not intended to forecast appreciation of our stock price. The 2018 SSARs had an estimated grant date present value of $6.55 per share. The assumptions used in the binomial model are discussed in Note 12 to our financial statements for the year ended December 31, 2018, which are included in our 2018 Annual Report to Shareholders. The SSARs will not confer an actual dollar benefit on the holder unless they vest and are subsequently exercised at a time when the market value of the stock exceeds the exercise price of the SSARs and are not transferable, except by will, inheritance, qualified domestic relations order or gift to or for the benefit of family. The amount of any such benefit which may be obtained by exercise of the SSARs is not in any way predicated on or controlled by the estimate presented.

(3)   The 2018 amounts are payouts of awards pursuant to our annual Officer Incentive Plan as discussed on page 34 of the “Compensation Discussion and Analysis.” The amounts shown were paid to the NEOs in March of the following year. Mr. Tiede elected to defer $333,088 of this amount into a stock equivalent account under the Deferred Compensation Plan for Corporate Officers in compliance with IRC Section 409A. The value of this account will not be payable until at least six months after his separation of service from the Company. The Deferred Compensation Plan for Corporate Officers is described under the caption “Nonqualified Deferred Compensation Plans” on page 62.

(4)   For all NEOs except Mr. Tiede, the amounts shown in this column are the aggregate change in the actuarial present value of accumulated benefits under our defined benefit pension plans shown in the “2018 Pension Benefits” table on page 57, from the pension plan measurement date used for our audited financial statements for the prior completed fiscal year to the pension plan measurement date used for the audited financial statements for the covered year shown in the table. These amounts are determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. Increases in the present value of accumulated benefits resulted from an additional year of pay and benefit service under the retirement formula. There were no changes to the design of the retirement plan benefits during 2018. Mr. Tiede does not participate in these plans.

The change in pension value is subject to many external variables, such as interest rates, that are not related to Company performance. The following chart shows the effect that the year-over-year change in pension value had on total compensation, by showing total compensation minus the change in pension value. The amounts reported in the Total columns are the same amounts

	2018		2017		2016
Name	Total	Total Without Change in Pension Value	Total	Total Without Change in Pension Value	Total	Total Without Change in Pension Value
R.C. Tiede	$6,811,241	$6,811,241	$2,530,513	$2,530,513	$2,530,107	$2,530,107
B.L. Saunders	2,718,908	2,542,709	3,005,424	2,005,516	2,878,003	2,213,901
R.D. Fuller	2,053,943	1,798,215	1,931,060	1,423,700	1,900,506	1,447,128
R.H. Coker	1,588,888	1,892,492	2,164,255	1,499,423	2,048,704	1,630,553
A.H. McLeland*	1,506,045	1,504,728
M.J. Sanders	1,236,743	864,448	8,834,144	6,212,340	10,163,247	6,907,572
V.B. Arthur*	2,017,258	1,712,949

* Mr. McLeland and Ms. Arthur were not NEOs in 2016 or 2017.

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reported in column (j) above. The amounts in the Total Without Change in Pension Value columns represent total compensation reported in column (j) above, minus the amounts reported in column (h) above. The amounts reported in the Total Without Change in Pension Value columns are not a substitute for Total compensation. However, given the external variables related to changes in pension values, we believe shareholders may find the chart below useful for comparative purposes. Information on the accumulated pension benefits for each NEO is available in the 2018 Pension Benefits table on page 57.

(5)   All other compensation for 2018 consisted of the following components for each NEO:

	Executive Life Insurance (a)	Company Contributions and Accruals to Defined Contribution Plans (b)	Company Contributions to the Defined Contribution SERP (c)	All other Compensation Total
R.C. Tiede	$11,365	$119,749	$160,982	$292,096
B.L. Saunders	4,956	17,852	90,552	113,360
R.D. Fuller	4,272	15,428	-0-	19,700
R.H. Coker	5,318	15,375	77,989	98,682
A.H. McLeland	2,618	12,749	63,920	79,287
M.J. Sanders	131,930	22,890	-0-	154,820
V.B. Arthur	6,722	564	66,512	73,798

(a)   Includes premiums we paid for the executive life insurance benefits (including the executive term life policies and the frozen executive permanent life policies described on page 42). Mr. Sanders’ retirement date and his reaching age 65 required a final company contribution toward premium payments on his grandfathered pre-2004 permanent life insurance policy. No other NEO has been grandfathered under such executive life provisions. We do not provide tax gross ups on these company paid premiums.

(b)   Comprised of Company contributions to the tax qualified Sonoco Retirement and Savings Plan, and the related non-qualified defined contribution restoration benefit (“DC Restoration”), which keeps employees whole with respect to our contributions that were limited by tax law. Company contributions may include a Company match and an annual retirement contribution. Refer to table on page 57 for information on NEO’s participation in defined contribution plans.

(c)   The DCSERP as described under “Nonqualified Deferred Compensation Plans – DCSERP” on page 63 applies to Messrs Tiede, Saunders, Coker, McLeland and Ms. Arthur. Seventy-five percent of the annual contribution will be invested in a fixed interest account based on 120% of the IRS applicable long-term rate and represents the amounts shown in column (d) to this footnote 5. Twenty-five percent of the contribution will be issued in Sonoco deferred restricted stock units and is further described under footnote (1) and disclosed in column (e) of the Summary Compensation Table.

Perquisites and other personal benefits were less than $10,000 for our CEO and each of our other NEOs.

(6)   Mr. Tiede elected to defer $203,514 of this amount into a stock equivalent account under the Deferred Compensation Plan for Corporate Officers in compliance with IRC Section 409A. The value of this account will not be payable until at least six months after his separation from service from the Company. The Deferred Compensation Plan for Corporate Officers is described under the caption “Nonqualified Deferred Compensation Plans” on page 62.

(7)   Mr. McLeland and Ms. Arthur were not NEOs in 2016 or 2017.

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2018 Grants of Plan-based Awards

			Estimated Possible Payouts Under Non-equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (4) (j)	Exercise or Base Price of Option Awards ($/Share) (k)	Grant Date Fair Value of Stock and Option Awards ($) (5) (l)
Name (a)	Grant Date (b1)	Committee Action Date (b2)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
R. C. Tiede
Annual Cash
Incentive	NA	02-13-2018	$368,740	$921,851	$1,843,702
SSARs	02-14-2018	02-13-2018								89,504	$50.83	$586,251
PCSUs	02-14-2018	02-13-2018				12,654	25,308	50,616				1,172,520
RSUs	02-14-2018	02-13-2018							12,809			613,900
RSUs	04-01-2018	02-13-2018							41,238			2,000,043
B. L. Saunders
Annual Cash
Incentive	NA	02-13-2018	173,807	434,517	869,304
SSARs	02-14-2018	02-13-2018								45,802	50.83	300,003
PCSUs	02-14-2018	02-13-2018				6,476	12,951	25,902				600,020
RSUs	02-14-2018	02-13-2018							6,709			321,961
R. D. Fuller
Annual Cash
Incentive	NA	02-13-2018	150,208	375,521	751,042
SSARs	02-14-2018	02-13-2018								28,054	50.83	183,754
PCSUs	02-14-2018	02-13-2018				3,967	7,933	15,866				367,536
RSUs	02-14-2018	02-13-2018							3,845			183,791
R. H. Coker
Annual Cash
Incentive	NA	02-13-2018	149,692	374,231	748,462
SSARs	02-14-2018	02-13-2018								28,054	50.83	183,754
PCSUs	02-14-2018	02-13-2018				3,967	7,933	15,866				367,536
RSUs	02-14-2018	02-13-2018							4,217			202,670
A. H. McLeland
Annual Cash
Incentive	NA	02-13-2018	118,622	296,556	593,112
SSARs	02-14-2018	02-13-2018								21,279	50.83	139,377
PCSUs	02-14-2018	02-13-2018				3,009	6,017	12,034				278,768
RSUs	02-14-2018	02-13-2018							3,224			155,032
M. J. Sanders
Annual Cash
Incentive	NA	02-13-2018	120,562	301,406	602,812
SSARs (6)	02-14-2018	02-13-2018								-0-	50.83	-0-
PCSUs (6)	02-14-2018	02-13-2018				-0-	-0-	-0-				-0-
RSUs (6)	02-14-2018	02-13-2018							-0-			-0-
V. B. Arthur
Annual Cash
Incentive	NA	02-13-2018	127,664	319,161	638,322
SSARs	02-14-2018	02-13-2018								28,054	50.83	183,754
PCSUs	02-14-2018	02-13-2018				3,967	7,933	15,866				367,536
RSUs	02-14-2018	02-13-2018							4,185			201,029

(1)   The amounts in columns (c), (d) and (e) represent the threshold, target and maximum awards established for the 2018 Officer Incentive Plan, as discussed on page 35 of the Compensation Discussion and Analysis and the actual performance payout is reflected in column (g) of the Summary Compensation Table.

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(2)   The amounts in columns (f), (g) and (h) represent the threshold, target and maximum awards established for PCSUs awarded in 2018 under the 2014 Long-Term Equity Plan. Information about determining the number of award shares, the performance-based conditions and vesting of these awards is provided on page 37of the Compensation Discussion and Analysis section.

(3)   As described in Footnote 1 of the “Summary Compensation Table”, these amounts represent the 2018 RSU awards, under the 2014 Long-Term Equity Plan, that vest in equal installments on the first, second and third anniversaries of the grant date, plus the portion of the DC SERP benefit invested in deferred restricted stock units. Mr. Tiede received 41,238 RSUs as a one-time CEO grant for his promotion to CEO effective April 1, 2018.

(4)   SSARs awarded in 2018 under the 2014 Long-Term Equity Plan. These awards vest in equal installments on the first, second and t hird anniversary of the grant date and have a ten year term. Information about determining the number of award shares is provided on page 37 of the Compensation Discussion and Analysis.

(5)   The grant date values are computed in accordance with FASB ASC Topic 718. The value of the option awards (SSARs) is based on a binomial model calculation of $6.55 per share on the date of grant. PCSUs are valued by multiplying the grant date fair value of the awards by the target number of shares based on the probable outcome of the performance conditions determined as of the grant date. RSUs are valued by multiplying the grant date fair value of the awards by the total number of RSUs awarded.

(6)   Mr. Sanders did not receive a grant in 2018 due to his announced retirement effective April 2018.

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Outstanding Equity Awards

at 2018 Fiscal Year-end

							Stock Awards
		Option or SSAR Awards							Equity Incentive	Equity Incentive Plan Awards:
Name (a)	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (1) (g)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($) (h)	Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#) (3) (i)	Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested (2) ($) (j)
R. C. Tiede	04-01-2018 (4)						42,162	$2,240,083
	02-14-2018		89,504		$50.83	02-14-2028
	02-14-2018								25,308	$1,344,614
	02-14-2018						12,265	651,639
	02-08-2017	13,549	27,511		54.46	02-08-2027
	02-08-2017								11,947	$634,744
	02-08-2017						3,892	206,782
	02-10-2016		21,925		40.41	02-10-2026
	02-10-2016						2,934	155,883
B. L. Saunders	02-14-2018		45,802		50.83	02-14-2028
	02-14-2018								12,951	688,087
	02-14-2018						6,277	333,497
	02-08-2017	11,464	23,276		54.46	02-08-2027
	02-08-2017								10,108	537,038
	02-08-2017						3,293	174,957
	02-10-2016		18,552		40.41	02-10-2026
	02-10-2016						2,483	131,922
R. D. Fuller	02-14-2018		28,054		50.83	02-14-2028
	02-14-2018								7,933	421,480
	02-14-2018						3,845	204,285
	02-08-2017	7,296	14,814		54.46	02-08-2027
	02-08-2017								6,433	341,785
	02-08-2017						2,096	111,360
	02-10-2016	9,642	10,120		40.41	02-10-2026
	02-10-2016						1,354	71,938
	02-12-2014	17,656			46.16	02-11-2025
R. H. Coker	02-14-2018		28,054		50.83	02-14-2028
	02-14-2018								7,933	421,480
	02-14-2018						3,845	204,285
	02-08-2017	7,296	14,814		54.46	02-08-2027
	02-08-2017								6,433	341,785
	02-08-2017						2,096	111,360
	02-10-2016	22,917	11,806		40.41	02-10-2026
	02-10-2016						1,580	83,945
	02-11-2015	17,656			46.16	02-11-2025
	02-12-2014	36,050			41.58	02-12-2021
A. H. McLeland	02-14-2018		21,279		50.83	02-14-2028
	02-14-2018								6,017	319,683
	02-14-2018						2,916	154,927
	02-08-2017		11,746		54.46	02-08-2027
	02-08-2017								5,101	271,016
	02-08-2017						1,662	88,302
	02-10-2016		9,402		40.41	02-10-2026
	02-10-2016						1,258	66,838
M. J. Sanders (5)	02-08-2017	46,902			54.46	04-02-2023
	02-08-2017						17,231	915,496
	02-11-2015	139,890			46.16	04-02-2023
V. B. Arthur (5)	02-14-2018								2,424	128,786
	02-08-2017	7,296			54.46	11-30-2023
	02-08-2017								4,110	218,363

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(1)	Represents SSARs and RSUs.

SSARs become exercisable in accordance with the vesting schedule below:

SSARs Vesting
	Grant Date	Vesting
	02-14-2018	1/3 per year in years 1, 2 and 3
	02-08-2017	1/3 per year in years 1, 2 and 3
	02-10-2016	1/3 per year in years 1, 2 and 3

RSUs vest in accordance with the schedule below:

RSUs Vesting
	Grant Date	Vesting
	02-14-2018	1/3 per year in years 1, 2 and 3
	02-08-2017	1/3 per year in years 1, 2 and 3
	02-10-2016	1/3 per year in years 1, 2 and 3

(2)	Values of RSUs shown in column (h) and PCSUs shown in column (j) are based on the December 31, 2018, closing price of $53.13.
(3)

PCSUs granted February 14, 2018 are represented as the number of target PCSUs that will vest on December 31, 2020, if peformance criteria are met. The actual number of PCSUs that vest can vary from 0% to 200% of those target PCSUs and must meet threshold performance to achieve payout.

PCSUs granted February 8, 2017 are represented as the number of target PCSUs that will vest on December 31, 2019, if performance criteria are met. The actual number of PCSUs that vest can vary from 0% to 200% of those target PCSUs and must meet threshold performance to achieve payout.

(4)

Represents RSUs awarded to Mr. Tiede upon his election as Chief Executive Officer in April 2018. The shares will vest at the end of the five year time-based restriction if Mr. Tiede is still employed by the Company. Receipt of shares occurs six months following separation of service. The shares are credited with dividend equivalents, which are not paid out until receipt of the shares. If Mr. Tiede leaves the Company for any reason other than death or disability before the shares vest, the unvested shares are forfeited. The individual grant agreement provides for vesting on a prorata basis in the event of death or disability. Upon consummation of a change in control that meets the criteria of IRC Section 409A and the related regulations, all unvested RSUs will vest on a prorata basis. A lump sum payment equal to the aggregate fair market value of the vested RSUs will be issued to the participant within 30 days following the change in control unless the RSUs were subject to a deferral election or mandatory deferral under IRC Section 162(m). The restricted stock units do not have voting rights.

(5)

Both Mr. Sanders and Ms. Arthur retired during 2018. The SSAR expiration dates for Mr. Sanders and Ms. Arthur reflect the retirement provisions of the award agreement, which states that vested SSARs may be exercised the shorter of the remaining term of the SSAR or five years from separation from service. Refer to the chart on page 41 for a description of how unvested awards are treated as a result of retirement.

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2018 Option Exercises and Stock Vested The following table provides information about SSARs exercised by our NEOs in 2018 and about RSUs and PCSUs that vested in 2018.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise (1) ($) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting (7) ($) (e)
R.C. Tiede	37,536	$404,156	2,512	(2)	$125,474
			2,847	(3)	142,208
			1,916	(4)	96,183
			14,174	(5)	753,065
Total			21,449		$1,116,930
B.L. Saunders	58,543	688,965	2,130	(2)	106,394
			2,409	(3)	120,330
			1,621	(4)	81,374
			11,994	(5)	637,241
Total			18,154		945,338
R.D. Fuller	10,000	152,900	928	(2)	46,354
			1,314	(3)	65,634
			1,032	(4)	51,806
			6,542	(5)	347,576
Total			9,816		511,371
R.H. Coker	18,900	361,935	928	(2)	46,354
			1,533	(3)	76,573
			1,032	(4)	51,806
			7,632	(5)	405,488
Total			11,125		580,222
A.H. McLeland	88,918	1,312,063	1,004	(2)	50,150
			1,221	(3)	60,989
			818	(4)	41,064
			6,079	(5)	322,977
Total			9,122		475,180
M.J. Sanders	147,321	2,002,092	7,350	(2)	367,133
			9,855	(3)	367,133
			6,634	(4)	333,027
			36,795	(5)	1,954,918
			67,397	(6)	3,268,755
Total			128,031		6,290,965
V.B. Arthur	14,800	181,381	533	(2)	26,623
			624	(3)	31,169
			1,032	(4)	51,806
			3,022	(5)	160,559
Total			5,211		270,157

(1)   The difference between the market price of the common stock at exercise and the exercise price of the SSARs.

(2)   Portion of the RSU that vested for the 2015 RSU award. Mr. Sanders was required to defer receipt of this award until six months following separation of service because it was not deductible under Code Section 162(m), unless an earlier distribution is

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required to comply with provisions of IRC Section 409A. Ms. Arthur elected to defer this award to no earlier than six months following separation from service. Refer to the “2018 Nonqualified Deferred Compensation” table on page 60 for more details.

(3)   Portion of the RSU that vested for the 2016 RSU award. Mr. Sanders was required to defer receipt of this award until six months following separation of service because it was not deductible under Code Section 162(m), unless an earlier distribution is required to comply with provisions of IRC Section 409A. Ms. Arthur elected to defer this award to no earlier than six months following separation from service. Refer to the “2018 Nonqualified Deferred Compensation” table on page 60 for more details.

(4)   Portion of the RSU that vested for the 2017 RSU award. Mr. Sanders was required to defer receipt of a portion of this award (3,012 shares) until six months following separation of service because it was not deductible under Code Section 162(m), unless an earlier distribution is required to comply with provisions of IRC Section 409A. Refer to the “2018 Nonqualified Deferred Compensation” table on page 60 for more details.

(5)   PCSUs that vested for the 2016-2018 long-term incentive performance period that ended on December 31, 2018. Performance criteria for the 2016-2018 performance cycle vested at 79.2% of target PCSUs. Ms. Arthur elected to defer this award to no earlier than six months following separation from service.

(6)   Represents RSUs awarded to Mr. Sanders upon his election as Chief Executive Officer in April 2013. The shares vested April 1, 2018 at the end of the five year time-based restriction. Receipt of shares occured six months following separation of service. The shares were credited with dividend equivalents, which were not paid out until receipt of the shares.

(7)   Based on the closing stock price on the date of vesting.

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2018 Pension Benefits

Name (a)	Plan Name (1) (b)	Number of Years Credited Service (3) (#) (c)	Present Value of Accumulated Benefit (4) ($) (d)	Payments During Last Fiscal Year (5) ($) (e)
R.C. Tiede (2)
Total				-0-
B.L. Saunders	Pension Plan	28.50	$1,172,876
	DB Restoration	28.50	3,455,122
Total			$4,627,998	-0-
R.D. Fuller	Pension Plan	32.50	1,151,309
	DB Restoration	32.50	2,904,108
	DBSERP	33.58	715,098
Total			4,770,515	-0-
R.H. Coker	Pension Plan	32.50	1,103,208
	DB Restoration	32.50	2,651,840
Total			3,755,048	-0-
A.H. McLeland	Pension Plan	24.00	733,901
	DB Restoration	24.00	1,325,810
Total			2,059,711	-0-
M.J. Sanders	Pension Plan	29.25	1,495,996	76,099
	DB Restoration	29.25	10,406,776	484,861
	DBSERP	30.25	6,498,045	3,341,069
Total			18,400,817	3,902,029
V.B. Arthur	Pension Plan	32.92	1,537,604	17,052
	DB Restoration	32.92	2,739,253	-0-
Total			4,276,857	17,052

(1)   All of these plans have been amended so that no additional benefits will accrue after December 31, 2018. Future accruals towards retirement will transition to defined contribution plans effective January 1, 2019 as described under “Sonoco Pension Plan” and “Defined Benefit Restoration Benefit and DBSERP” on pages 58 and 59.

(2)   Mr. Tiede does not participate in the Pension Plan or the DB Restoration benefit because he was hired after participation in these plans was frozen. Instead, he participates in the broad-based defined contribution plan, Sonoco Retirement and Savings Plan, for employees hired on or after January 1, 2004. In addition, he participates in the DC Restoration and the DCSERP. These plans are described on page 62 and 63.

(3)   Years of credited service under the Pension Plan and the DB Restoration begin on January 1 or July 1 coincident with or following one year of service. Years of credited service under the DBSERP begin on the date of hire. We do not provide extra years of credited service under the plans.

(4)   We calculate the present values shown in the table using: (i) the same effective discount rates we use for applicable financial reporting purposes and (ii) each plan’s earliest unreduced retirement age (age 65 for the Pension Plan and the DB Restoration and DBSERP benefits as discussed below). Calculations are based on the effective discount rates of 4.34% for the Pension Plan and 4.16% for the DB Restoration and the RP2006 healthy annuitant mortality table projected with Scale MP-2018 on a generational basis (post-retirement only) as of December 31, 2018. The interest assumption for the DBSERP three-year installments is based on the November 2018 IRS three-segment yield curve as of 12/31/2018.

(5)   Payments under the plans in connection with Mr. Sanders and Ms. Arthur’s retirement dates April 2, 2018 and December 1, 2018 respectively.

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Sonoco Pension Plan

The Sonoco Pension Plan (“Pension Plan”) is a defined benefit retirement plan and covers the majority of employees in the United States and certain U.S. expatriate employees hired prior to 2004. Effective December 31, 2003, the Company froze participation for newly hired salaried and non-union hourly U.S. employees in the pay-based formula. The Pension Plan was further amended in 2009 to freeze benefit accruals for all participants effective December 31, 2018. Future benefit accruals will transition to the Sonoco Retirement and Savings Plan, effective January 1, 2019. The Pension Plan provides participants with a life annuity annual benefit at normal retirement equal to the sum of A plus B minus C plus D below.

A.  $42 multiplied by years of benefit service (up to 30); plus

B.  1.67% of five-year final average earnings multiplied by years of benefit service (up to 30); minus

C.  1.67% of the Social Security Primary Insurance Amount multiplied by years of benefit service (up to 30); plus

D.  0.25% of five-year final average earnings multiplied by years of benefit service in excess of 30 years.

Final average earnings are the average of the five highest calendar years (which do not have to be consecutive) of compensation. For this purpose, the NEOs’ earnings reflect salary and annual incentives that are paid in the same year subject to the annual limit imposed by the IRC ($275,000 in 2018).

Benefit service begins at the date of commencement of participation, which is the January 1 or July 1 coincident with or following one year of service.

Participants become fully vested in their retirement benefit upon the earlier of completion of five years of service or attainment of age 55. The benefit is payable on an unreduced basis at age 65. Employees may choose to commence their benefits as early as age 55 with subsidized early retirement reductions of 3.6% per year from age 65. Messrs. Saunders, Fuller, Coker, McLeland, Sanders and Ms. Arthur are fully vested in the Pension Plan.

If the participant is disabled prior to retirement, the participant’s benefit is determined as if he or she terminated employment on the date of disability. Upon death prior to retirement, if the participant is fully vested and survived by his or her spouse, the spouse will receive a pre-retirement survivor annuity. The preretirement survivor annuity is equal to 50% of the accrued benefit in the Pension Plan, adjusted for the 50% joint and survivor form of payment and reduced for early commencement, and is payable at the later of the participant’s death or the participant’s earliest retirement age.

The Pension Plan offers several optional forms of payment including joint and survivor annuities, period-certain annuities and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

Defined Benefit Restoration and
Defined Benefit Supplemental
Executive Retirement Plan

The Omnibus Benefit Restoration Plan, which is a non-qualified deferred compensation plan, provides a defined benefit restoration benefit and a defined benefit supplemental executive retirement benefit.

The defined benefit restoration benefit (“DB Restoration) is provided to Sonoco employees hired before 2004 (including the NEOs with the exception of Mr. Tiede because he was not hired before 2004) to compensate for any benefits lost under the Pension Plan because of pay and benefit limitations set by the IRC. Messrs. Saunders, Fuller, Coker, McLeland, Sanders and Ms. Arthur are vested in the DB Restoration benefit. Generally, the terms and conditions of the DB Restoration benefit (subject to the requirements of IRC Section 409A) are consistent with the provisions, terms and conditions of the Pension Plan, which are discussed above under the caption “Sonoco Pension Plan.” The DB Restoration benefit was amended in 2009 to freeze benefit accruals effective December 31, 2018. Future benefit accruals will transition to the defined contribution restoration benefit, effective January 1, 2019.

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The Defined Benefit Supplemental Executive Retirement Plan (“DBSERP”) is provided only to designated officers elected before January 1, 2008, including Messrs Fuller and Sanders. With 15 years of service and retirement at age 65, it provides an annual payment equal to 60% replacement of final average earnings offset by the Pension Plan benefit, the DB Restoration benefit and full Social Security benefits. Officers elected before January 1, 2006, become fully vested in their DBSERP benefit upon the completion of five years vesting service in the DBSERP. Officers elected after January 1, 2006, become fully vested in their DBSERP benefit upon completion of five years vesting service in the DBSERP and attainment of age 55. The DBSERP benefit was amended to freeze benefit accruals effective December 31, 2018, to be consistent with the 2009 amendments to freeze accruals in the Pension Plan and the DB Restoration benefit. Future benefit accruals will transition to the Defined Contribution Supplemental Executive Retirement Plan (“DCSERP”) effective January 1, 2019.

The “Summary Compensation Table” and the “Pension Benefits Table” report the change in pension value in 2018 and the present value of each NEO’s accumulated benefit. The increase in pension value is not a current cash payment. It represents the increase in the value of the NEOs’ pensions, which are paid only after retirement. The change in pension value from year to year as reported in these tables will vary based on changes in underlying assumptions and the impact of an additional year of eligible pay and service under the benefit formula, and may not represent the value a named executive officer will actually accrue or receive under the Pension Plan, the DB Restoration and DBSERP.

The annual DBSERP benefit payable to a participant who separates from service and retires at age 65 is calculated by multiplying 4.0% of three-year final average cash earnings, with the product further multiplied by years of benefit service to a maximum of 15 years. Benefit service under the DBSERP begins at the date of hire. If a participant retires prior to age 65, the retirement benefit is reduced by a fraction, the numerator of which is the participant’s total benefit service to the participant’s date of separation and the denominator of which is the participant’s benefit service projected to age 65. The retirement benefit is further offset by the participant’s Pension Plan benefit, the DB Restoration benefit and full Social Security benefits. If a participant retires prior to age 62, the benefit is further reduced by subsidized early retirement reductions of 3% per year from age 62. (In this case, however, the Social Security benefit offset would not begin until the participant attains age 62).

Final average cash earnings for the DBSERP benefit are the average of the three highest calendar years (which do not have to be consecutive) of compensation in the last seven years before retirement. For this purpose, the NEOs’ earnings include salary and the annual incentive earned with respect to each such calendar year.

The DBSERP benefit is calculated as a 75% joint and survivor annuity for a participant who has been married for at least one year, and a 10-year certain and life annuity for all other participants.

In 2018, Mr. Sanders retired under the DBSERP. Mr. Fuller is vested and eligible to retire under the DBSERP, and has elected to receive the actuarially equivalent value of the DBSERP benefit in three equal installments after retirement in lieu of the monthly 75% joint and survivor annuity or the 10-year certain and life annuity. In the event of termination of employment at December 31, 2018, for reasons other than death, Mr. Fuller would have received the DBSERP benefit in three equal installment payments of $662,840. In the event of his death his spouse would receive three equal installment payments of $936,188.

In the event of disability, the disability benefit payable is equal to the early retirement DBSERP benefit, the combined family Social Security benefits, the DB Restoration benefit and Pension Plan benefit. If the early retirement DBSERP benefit (prior to the conversion to the actuarially equivalent value of the DBSERP benefit noted above), when added to the officer’s combined family Social Security benefits and Pension Plan benefit, is less than 60% of current base salary, the difference will be payable from the Long-Term Disability Plan. When the benefit from the Long-Term Disability Plan ends, any unpaid DBSERP installments, and DB Restoration and the Pension Plan benefits would continue.

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2018 Nonqualified Deferred Compensation

Name (a)	Executive Contributions in 2018 (1) (4) ($) (b)	Registrant Contributions in 2018 (4)($) (c)	Aggregate Earnings in 2018 (2) (4) ($) (d)	Aggregate Withdrawals/ Distributions in 2018 ($) (e)		Aggregate Balance at End of 2018 (3)(4) ($) (f)
R.C. Tiede
1991 Officer Deferred Compensation Plan	$536,602	-0-	$38,996	-0-		$1,535,265
DC Restoration		$97,385	(40,029)			1,016,042
NQDC -Deferred PCSUs/RSUs	2,240,083	-0-	42,749	-0-		3,691,095
DCSERP (Deferred Cash)	-0-	160,982	15,252	-0-		831,007
DCSERP (Deferred Stock)	-0-	27,633	9,005	-0-		293,857
B.L. Saunders
DC Restoration	-0-	12,352	(7,653)			163,997
NQDC -Deferred PCSUs/RSUs	-0-	-0-	21,639	-0-		734,448
DCSERP (Deferred Cash)	-0-	90,552	13,215	-0-		671,139
DCSERP (Deferred Stock)	-0-	21,921	8,047	-0-		266,537
R.D. Fuller
Defined Contribution Restoration Benefit		9,928	(23,532)			327,653
Deferred PCSUs/RSUs	-0-	-0-	-0-	-0-		-0-
R.H. Coker
DC Restoration		9,875	(9,958)			139,815
NQDC -Deferred PCSUs/RSUs	-0-	-0-	20,815	-0-		706,501
DCSERP (Deferred Cash)	-0-	77,989	12,602	-0-		631,632
DCSERP (Deferred Stock)	-0-	18,879	7,632	-0-		251,735
A.H. McLeland
DC Restoration		7,249	(5,018)			59,936
NQDC -Deferred PCSUs/RSUs
DCSERP (Deferred Cash)	-0-	63,920	7,792	-0-		406,347
DCSERP (Deferred Stock)	-0-	15,648	4,949	-0-		144,105
M.J. Sanders
DC Restoration		19,464	(21,924)	$198,309		385,863
Deferred PCSUs/RSUs	1,074,129	-0-	2,082,792	15,688,207	(5)	4,553,990
V.B. Arthur
1991 Officer Deferred Compensation Plan	-0-	-0-	2,798	-0-		70,711
DC Restoration		-0-	(4,691)			98,762
NQDC -Deferred PCSUs/RSUs	222,030	-0-	219,969			527,443
DCSERP (Deferred Cash)	-0-	66,512	11,561	-0-		574,419
DCSERP (Deferred Stock)	-0-	17,238	7,468	-0-		246,709

(1)   Includes aggregate of deferred cash and equity compensation in 2018. The value of the equity deferral is based on the number of deferred share units multiplied by the closing price of Sonoco stock on the date of deferral (vesting date), which in all cases was $53.13 per share on December 31, 2018. Mr. Tiede’s one-time CEO grant is reflected above in the amount of $2,240,083, and

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is subjust to a five-year cliff vesting requirement. Receipt on Mr. Teide’s vested CEO grant occurs six months following separation from service.

(2)   Amounts reflect accrued interest on deferred compensation in interest bearing accounts and earnings growth, including dividend credits for deferred compensation in stock equivalent accounts. Any deferred compensation in stock equivalent accounts is based on the December 31, 2018 closing price of $53.13. Values also reflect any required Social Security taxes on shares that vested in 2018. Additional detail is provided later in this section under “Nonqualified Deferred Compensation Plans” on page 62.

(3)   For all of the NEOs, the portion of the vested amounts shown in column (f) above that relates to the DC Restoration benefit and the DCSERP is payable in three installments following the participant’s separation from service. The initial installment is paid six months following separation from service and the second and third installments are paid in January of the following years. The remaining amounts in column (f) are payable according to each NEO’s elected payment schedule, which can range from one to five annual installments subject to the provisions of IRC Section 409A had separation from service occurred on December 31, 2018.

(4)   The following table shows contributions, earnings and aggregate balance at the end of 2018 that are reported in the “Summary Compensation Table” on page 48 or were reported in the Summary Compensation Table in previous years.

Name	Amounts in column (b) above reported in the 2018 Summary Compensation Table	Amounts in column (c) above reported in the 2018 Summary Compensation Table	Amounts in column (d) above reported in the 2018 Summary Compensation Table	Amounts in column (f) above previously reported as compensation in the Summary Compensation Table for previous years	Amounts in column (f) above payable in Company stock rather than cash
R.C. Tiede	$2,776,685	$286,000	-0-	$6,153,620	$5,405,367
B.L. Saunders	-0-	124,825	-0-	754,037	1,000,985
R.D. Fuller	-0-	9,928	-0-	-0-	-0-
R.H. Coker	-0-	106,743	-0-	559,481	958,237
A.H. McLeland	-0-	86,816	-0-	-0-	-0-
M.J. Sanders	1,074,129	19,464	-0-	12,801,640	4,553,990
V.B. Arthur	222,030	83,750	-0-	-0-	-0-

(5)   The amount for Mr. Sanders in Column (f) represents the accumulated value of all vested PCSUs and RSUs that Mr. Sanders deferred during his employment with the Company through April 1, 2018. The net amount of the distribution after payment of taxes was $8,775,793, based on the October 2, 2018 share price of $55.60 (the date of distribution), and was made in the form of Company stock. The form and timing of Mr. Sanders’ distribution was made in accordance with the specific terms and conditions of the deferred compensation plans and applicable provisions of the Internal Revenue Code.

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Nonqualified Deferred
Compensation Plans

Deferred Compensation Plan
for Corporate Officers

Each participant in the 1991 Deferred Compensation Plan for Corporate Officers (“NQDC”) is eligible to make an irrevocable deferral election on an annual basis. The minimum deferral is $5,000 and the maximum annual deferral is 50% of cash compensation (salary and/or annual incentive) earned during the year for which the deferral election is made. Deferrals are made monthly from salary and annually from incentive payments. The participants may elect to invest the deferred compensation in the Interest Account or the Stock Equivalent Account. Deferrals initially made into one account may not be subsequently changed to the other account. The Interest Account accumulates interest each year at a rate equal to the Merrill Lynch ten-year high quality bond index listed on the preceding December 15. For 2018, the interest rate was 4.04%. Deferrals into the Stock Equivalent Account are converted into phantom stock equivalents as if Sonoco shares were actually purchased. Dividend credits are also credited to the Stock Equivalent Account as if shares were actually purchased. Payments from the NQDC are made annually after separation from service. For amounts deferred prior to January 1, 2006, participants could select payment schedules for periods of one to 15 years. For deferrals after January 1, 2006, the payment period was changed to one, three or five years. Under IRC Section 409A, payments of amounts that were deferred after December 31, 2004, are subject to a minimum six month delay after separation from service with the Company. Mr. Tiede elected to participate in this plan in 2018. The amount of his deferral is shown in footnote 4 above for column (b) in the table.

Executive officers who participate in the PCSU and RSU portions of the Company’s long-term incentive plan as described on page 37 of the “Compensation Discussion and Analysis” may make an irrevocable election under the NQDC to defer receipt of any shares that vest until after their separation from service with the Company. Deferral elections made during or after 2003 must be for at least six months after separation from service with the Company. At the time of deferral, officers must elect a payment schedule of one, two or three annual installments. PCSUs and RSUs accrue dividend equivalents only after vesting.

DC Restoration Benefit

In addition to an executive officer’s ability to elect deferral of salary, incentive and equity awards under the NQDC, there is a nonqualified component of the Sonoco Retirement and Savings Plan, a tax-qualified defined contribution plan, that is considered deferred compensation (“DC Restoration benefit”). The purpose of the DC Restoration benefit is to compensate benefits lost to all participants in the Sonoco Retirement and Savings Plan because of pay and benefit limitations set by the IRC. There are two types of Company contribution under the Sonoco Retirement and Savings Plan: 1) Company match and 2) an annual Sonoco retirement contribution. The table on page 43 describes the type of company contribution that applies to each NEO.

Generally, the terms and conditions of the DC Restoration benefit (subject to the requirements of IRC Section 409A) are consistent with the provisions, terms and conditions of the Sonoco Retirement and Savings Plan as described below:

•

Company Match – All NEOs are eligible to participate in the plan and receive a Company match contribution on compensation that would otherwise be limited by the IRC. All NEOs are fully vested in their Company match.

•

Sonoco Retirement Contribution (SRC) – Mr. Tiede is the only NEO eligible for the SRC because he was hired after January 1, 2004. The annual SRC is equal to 4% of the employee’s cash earnings paid in the prior calendar year, plus an additional 4% of the employee’s cash earnings in excess of the Social Security wage base ($128,400 in 2018). The DC Restoration benefit allows for the benefit formula to be applied to compensation that is limited by the IRC ($275,000 in 2018) under the qualified plan. One hundred percent of the annual SRC is invested at the employee’s discretion in any of several available indexed funds. Participants become fully vested in their tax-qualified and nonqualified annual SRC at the earlier of three years of service or reaching age 55. Mr. Tiede is fully vested in the SRC of the Sonoco Retirement and Savings Plan and the DC Restoration benefit.

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At separation from service or retirement, the participant may elect to receive benefits from the qualified Sonoco Retirement and Savings Plan under several different forms of payment. The DC Restoration benefit is payable in three cash installments, with the initial installment paid six months following separation from service and the second and third installments paid in January of the following years. The DC Restoration benefits that are due upon death are payable to the participant’s surviving spouse or beneficiary in three cash installments, with the initial installment paid as soon as practicable following the participant’s death, and the second and third installments paid in January of the following years.

DCSERP

The DCSERP, also a form of deferred compensation, is available to certain NEOs as described on pages 42 and 43. Messrs Tiede, Saunders, Coker, McLeland and Ms. Arthur participate in the DCSERP. The annual DCSERP contribution is equal to 10% of the prior year’s salary and earned incentive. Seventy-five percent of the annual DCSERP contribution is invested in a fixed interest account based on 120% of the IRS applicable long-term rate. For 2018, the interest rate was 2.30%. The remaining twenty-five percent will be issued in Sonoco deferred restricted stock units. The DCSERP benefit vests at age 55 with at least five years of service as an executive officer. Messrs Tiede, Saunders, Coker and Ms. Arthur are fully vested in the DCSERP. Mr. McLeland was not vested in the DCSERP benefit as of December 31, 2018. The deferred restricted stock units do not have voting rights. The shares are credited with dividend equivalents, which are not paid out until receipt of the shares.

The vested DCSERP account is paid in three installments, with the initial installment paid six months following the officer’s retirement date and the second and third installments paid in January of the following years. The vested DCSERP benefits that are due upon death are payable to the officer’s surviving spouse or beneficiary in three cash installments, with the initial installment paid as soon as practicable following the officer’s death, and the second and third installments paid in January of the following years.

For information about nonqualified deferred compensation related to defined benefit retirement benefits refer to section on page 58 “Defined Benefit Restoration and Defined Benefit Supplemental Executive Retirement Plan” and the “2018 Pension Benefits” table, footnote (1) on page 57.

Treatment of Nonqualified Deferred Compensation Upon Certain Terminations
or Change in Control

With the exception of Mr. Tiede’s CEO grant, the amounts that would have been paid to each NEO with respect to nonqualified deferred compensation had death, disability, retirement or any other termination of employment occurred on December 31, 2018, are set forth in column (f ) of the “2018 Nonqualified Deferred Compensation” table on page 60. The DC SERP amounts in this table are forfeited upon separation from service unless vested. All NEOs, except Mr. McLeland, have met the vesting requirements of the DCSERP and those amounts would be paid in the event of a termination, including death, disability or retirement. Upon a change in control, there is no accelerated vesting of the DCSERP. The method for determining benefits payable and payment arrangements for nonqualified deferred compensation are described in the narrative following the “2018 Non-qualified Deferred Compensation” table on page 60. Refer to footnote 3 under “Potential Benefits Payable Immediately Upon Certain Separation Events” on page 64 for more information on treatment of Mr. Tiede’s CEO grant.

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Potential Benefits Payable
Immediately Upon Certain
Separation Events

The following table and footnotes describe the potential payments to the NEOs if certain separation events had occurred as of December 31, 2018, including a change in control of the Company. Values of SSARs, PCSUs and RSUs are based on the December 31, 2018 closing price of Sonoco stock of $53.13.

The table does not include:

•

Compensation or benefits previously earned by the NEOs or equity awards that are fully vested

•

The value of pension benefits that are disclosed in the 2018 Pension Benefits table beginning on page 57

•

The amounts payable under deferred compensation plans that are disclosed in the 2018 Nonqualified Deferred Compensation Plan table on page 60

•

The value of any benefits (such as retiree health coverage, life insurance and disability coverage) provided on the same basis to substantially all other employees.

Name (a)	Termination (a)	Disability (b)	Retirement (c)	Change in Control (d)	Death (e)
R.C. Tiede
Unvested SSARs (1)	-0-	$484,745	-0-	$484,745	$484,745
Unvested PCSUs (2)	-0-	871,367	$871,367	871,367	871,367
Unvested RSUs (3)	-0-	1,350,317	-0-	1,350,317	1,350,317
Executive Life Insurance Plan Lump Sum (4)					1,500,000
B.L. Saunders
Unvested SSARs (1)	-0-	341,326	-0-	341,326	341,326
Unvested PCSUs (2)	-0-	587,388	587,388	587,388	587,388
Unvested RSUs (3)	-0-	640,376	-0-	640,376	640,376
Executive Life Insurance Plan Lump Sum (4)					1,250,000
R.D. Fuller
Unvested SSARs (1)	-0-	193,251	-0-	193,251	193,251
Unvested PCSUs (2)	-0-	368,350	368,350	368,350	368,350
Unvested RSUs (3)	-0-	387,583	-0-	387,583	387,583
Executive Life Insurance Plan Lump Sum (4)					1,250,000
R.H. Coker
Unvested SSARs (1)	-0-	214,697	-0-	214,697	214,697
Unvested PCSUs (2)	-0-	368,350	368,350	368,350	368,350
Unvested RSUs (3)	-0-	399,591	-0-	399,591	399,591
Executive Life Insurance Plan Lump Sum (4)					1,250,000
A.H. McLeland
Unvested SSARs (1)	-0-	168,535	-0-	168,535	168,535
Unvested PCSUs (2)	-0-	287,238	287,238	287,238	287,238
Unvested RSUs (3)	-0-	310,067	-0-	310,067	310,067
Executive Life Insurance Plan Lump Sum (4)					750,000

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E X E C U T I V E   C O M P E N S A T I O N

Name (a)	Termination (a)	Disability (b)	Retirement (c)	Change in Control (d)	Death (e)
M.J. Sanders
Unvested SSARs (1)			-0-
Unvested PCSUs (2)			1,464,794
Unvested RSUs (3)			-0-
Executive Life Insurance Plan Lump Sum (4)					3,500,000
V.B. Arthur
Unvested SSARs (1)			-0-
Unvested PCSUs (2)			368,350
Unvested RSUs (3)			-0-
Executive Life Insurance Plan Lump Sum (4)					750,000

(1)   Unvested SSARs would immediately vest upon termination only in the case of death, disability or involuntary (good reason) termination within two years of a change in control that meets the criteria of IRC Section 409A and the regulations thereunder. Upon retirement of Mr. Sanders and Ms. Arthur, unvested SSARs were forfeited.

(2)   Upon consummation of a change in control that meets the criteria of IRC Section 409A and the regulations thereunder, all unvested PCSUs would vest at target on a pro-rata basis. If the participant separates from service as a result of death, disability or retirement during the performance period, the participant will be entitled to a settlement of PCSUs that may vest at the end of the three-year performance period on a pro-rata basis equal to the time employed. As a result of the retirement of Mr. Sanders and Ms. Arthur, they are eligible to receive vested shares based on the performance achieved at the end of performance period and prorated based on their period of employment during performance period. Threshold performance must be met in order to achieve payout.

(3)   Unvested RSUs would immediately vest upon termination only in the case of death, disability or involuntary (good reason) termination within two years of a change in control that meets the criteria of IRC Section 409A and the regulations thereunder. For Mr. Tiede, the portion of his unvested RSUs associated with awards granted upon becoming CEO would vest on a pro-rata basis in the event of a change in control, and would vest on a pro-rata basis upon death or disability subject to approval of the Committee. Upon retirement of Mr. Sanders and Ms. Arthur, unvested RSUs were forfeited.

(4)   Because of the manner in which the pre-2004 permanent life insurance coverage (described on page 42) was structured, the premium payments for Mr. Sanders ended at age 65. No other NEO participates in the pre-2004 permanent life insurance program.

Premiums paid by the Company on behalf of officers for executive term life insurance policies, as described in the “Compensation Discussion and Analysis,” will be continued until the later of the officers’ attainment of age 65 or the officers’ retirements from the Company. The present values of the remaining estimated future premiums projected to age 65 are $50,567 for Mr. Tiede, $25,963 for Mr. Saunders, $28,739 for Mr. Fuller, $39,505 for Mr. Coker, $26,110 for Mr. McLeland and $29,913 for Ms. Arthur. The premiums for Mr. Sanders ended at age 65.

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E X E C U T I V E   C O M P E N S A T I O N

Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Protection Act and regulations of the Securities and Exchange Commission, we are providing the following information about the relationship of the median of the annual total compensation of all our employees except our CEO, and the annual total compensation of our CEO. With analytical and statistical sampling support from Willis Towers Watson, we determined the median employee for our total global employee population of 20,800 as of October 1, 2017. To identify our median employee, we used “base pay” as a consistently applied compensation measure. To determine our estimated median base pay, we collected recorded base salary for salaried employees and estimated annual base pay for hourly employees by multiplying each employee’s hourly rate by their scheduled hourly work week. Next, we used a valid statistical sampling approach to identify employees who we expected were paid within a +/- 5% range of that value. From this group we selected an employee who we felt was reasonably representative of our median employee. We reviewed our employee population, employee compensation arrangements, and acquisition/divestiture activities for 2018 to determine whether there were any changes since our determination of the median employee in 2017 that we believed would significantly impact our pay ratio disclosure. We determined that there were no changes that would have such a significant impact, and, therefore, concluded that we were able to continue to use the median employee identified in 2017 for calculation of the 2018 CEO pay ratio. Because 2018 was a year in which we had two non-concurrent CEOs, we annualized Mr. Tiede’s compensation, which resulted in his total compensation for purposes of the pay ratio calculation being $6,862,388. We estimate that, for 2018, the ratio of CEO pay to median employee pay is 139:1. The median employee’s Summary Compensation Table total compensation was $49,394. This total compensation figure includes $5,237 in employer-provided health and welfare benefits and $2,467 in retirement contributions for the median employee. An amount of $11,982 in employer-provided health and welfare benefits for the CEO was included in the ratio calculation, which is not included in the Summary Compensation Table.

The change in CEO pay ratio from the 2017 ratio was primarily driven by the change in the CEO position from Mr. Sanders to Mr. Tiede. Mr. Tiede’s Summary Compensation Table total compensation is lower than Mr. Sanders’ for two reasons: first Mr. Tiede is new to the CEO position with total compensation that has not fully transitioned to the median (50th percentile) of the CEO role, and second Mr. Tiede’s executive retirement benefits are pursuant to a defined contribution benefit plan instead of a defined benefit pension plan.

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D I R E C T O R C O M P E N S A T I O N

Employee directors do not receive any additional compensation for serving on the Board of Directors. Compensation for non-employee directors is summarized below.

For 2018, non-employee directors received a quarterly cash retainer of $20,000. For the first quarter of 2018, the directors received a quarterly equity retainer of deferred stock equivalent units valued at $27,500. Based on national surveys of director compensation and an independent study of peer packaging companies, the Board of Directors approved a $28,750 quarterly equity retainer, effective April 2, 2018. The number of deferred stock equivalent units received is calculated by dividing the quarterly payments by the closing stock price on the first business day of each calendar quarter. The deferred stock equivalent units accrue dividend equivalents and must be held until six months following termination of Board service, and will be issued in shares of Sonoco common stock. Directors must elect to receive these deferred share distributions in one, three or five annual installments.

Board members also received a fee of $1,500 for each Board of Directors and each committee meeting attended. Committee chairs received a quarterly committee chair retainer. In 2018, the Governance Committee chair, Financial Policy Committee chair, Executive Compensation Committee chair and the Employee/ Public Responsibility Committee chair each received a quarterly committee chair retainer of $3,750 and the Audit Committee chair received a quarterly committee chair retainer of $5,000. The Lead Director received a quarterly retainer of $6,250. Based on national surveys of director compensation and an independent study of peer packaging companies, the Board of Directors approved a quarterly Vice Chairman retainer of $25,000 per quarter, effective April 18, 2018.

With the exception of Mr. DeLoach, no director had a compensation arrangement that differed from the program described above. Effective April 1, 2013, Mr. DeLoach, assumed the role of Executive Chairman. In addition to the cash retainer and equity award listed above, Mr. DeLoach received incremental Executive Chairman pay of $86,250 per quarter.

Directors may elect to defer a portion of their cash retainer or other fees (except chair retainers) into deferred stock equivalent units or into an interest-bearing account. The interest-bearing account accumulates interest each year at a rate equal to the Merrill Lynch ten-year high quality bond index listed on the preceding December 15. For 2018, the interest rate was 4.04%. Deferrals into stock equivalent units are converted into phantom stock equivalents as if Sonoco shares were actually purchased. The deferred stock equivalent units accrue dividend equivalents, and are issued in shares of Sonoco common stock upon termination from the Board. Issuance of shares will commence six months following termination of Board service. Directors must elect to receive these deferred distributions in one, three or five annual installments.

The following table sets forth information regarding the compensation earned by each non-employee director who served on our Board of Directors in 2018.

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2018 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
H.E. DeLoach, Jr.	$434,000	$113,750	$273,494 (3)	$821,244
H.A. Cockrell	93,500	113,750		207,250
P.L. Davies	123,500	113,750		237,250
T.J. Drew (4)	53,250	0		53,250
P. Guillemot	104,000	113,750		217,750
J.R. Haley	184,830	113,750		298,580
R.G. Kyle	114,500	113,750		228,250
J.E. Linville (Retired February 2018)	103,750	27,500		131,250
B.J. McGarvie	113,000	113,750		226,750
J.M. Micali	150,000	113,750		263,750
S. Nagarajan	113,000	113,750		226,750
M.D. Oken	131,000	113,750		244,750
T.E. Whiddon	134,500	113,750		248,250

(1)   In connection with Mr. DeLoach’s 27 years of service prior to his retirement as Chief Executive Officer in 2013, in addition to the fees and other compensation paid and stock awarded to him for service as a director as disclosed in the table above, in 2018, Mr. DeLoach received payouts of previously accrued benefits under the Sonoco Pension Plan and the DB Restoration benefit.

Mr. Micali elected to defer 50% of his cash retainer ($40,000), 50% of his Lead Director retainer ($12,500) and 50% of his meeting fees ($15,000) into deferred stock equivalent units as described above. The remaining balance of his cash retainer, Lead Director retainer and meeting fees were deferred into a market rate interest account as described above.

Mr. Nagarajan elected to defer 100% of his cash retainer ($80,000) and 100% of his meeting fees ($33,000) into a market rate interest account as described above.

Mr. Guillemot elected to defer 100% of his cash retainer ($80,000) and 100% of his meeting fees ($24,000) into deferred stock equivalent units as described above.

(2)   Grant date fair value computed in accordance with FASB ASC Topic 718 of mandatorily deferred stock equivalent units.

(3)   This amount includes $135,366 in premiums for executive life insurance policies purchased for Mr. DeLoach prior to 2004 while he was an executive officer, and $138,128 in reimbursement during 2018 for the payment of taxes on these life insurance policies. These payments were made pursuant to pre-2004 contractual commitments to Mr. DeLoach. The tax reimbursement benefit has been eliminated for all other executive officers and will no longer be provided once the Company’s contractual obligation to Mr. DeLoach is satisfied. Perquisites and other personal benefits were less than $10,000 for each of our directors.

(4)   Ms. Drew was elected to the Board of Directors on October 1, 2018. As a new member, her retainer and meeting fees for 2018 were paid in cash due to deferral election requirements under IRC Section 409A.

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The table below shows the amount of 2018 compensation deferred for each director into Sonoco Stock Equivalent Units and the payout schedule elected.

Name	Fees Deferred Into Equivalent Stock Units (1)	Payout Schedule Election in Years
H.E. DeLoach, Jr.	$113,750	1
H.A. Cockrell	113,750	1
P.L. Davies	113,750	5
T.J. Drew (New director October 2018)	0	N/A
P. Guillemot (2)	217,750	3
J.R. Haley	113,750	5
R.G. Kyle	113,750	3
J.E. Linville (Retired February 2018)	27,500	3
B.J. McGarvie	113,750	1
J.M. Micali (3)	181,250	1
S. Nagarajan	113,750	5
M.D. Oken	113,750	1
T.E. Whiddon	113,750	1

(1)   Mandatory deferrals of stock awards of $27,500 were made on 1/2/18. Beginning with the second quarter mandatory deferrals of stock awards in the amount of $28,750 were made for each director on 4/2/18, 7/2/18 and 10/1/18.

(2)   Mr. Guillemot elected to defer his cash retainer ($80,000) and meeting fees ($24,000) into deferred stock equivalent units.

(3)   Mr. Micali elected to defer 50% of his cash retainer ($40,000), 50% of his Lead Director retainer ($12,500) and his meeting fees ($15,000) into deferred stock equivalent units.

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Non-employee Directors’ Outstanding Equity Awards or Fees Deferred Into Sonoco Stock Equivalent Units at 2018 Fiscal Year-end

	Deferred Into Sonoco Stock Equivalent Units
Name	Number	Value (1)	Stock Option Shares
H.E. DeLoach, Jr.	88,773	$4,716,520	-0-
H.A. Cockrell	12,672	673,263	-0-
P.L. Davies	36,907	1,960,864	-0-
T.J. Drew	-0-	-0-	-0-
P. Guillemot	4,143	220,128	-0-
J.R. Haley	19,527	1,037,485	-0-
R.G. Kyle	6,975	370,555	-0-
J.E. Linville (Retired February 2018)	27,853	1,479,851	-0-
B.J. McGarvie	9,831	522,305	-0-
J.M. Micali	54,468	2,893,874	-0-
S. Nagarajan	9,156	486,480	-0-
M.D. Oken	36,829	1,956,725	-0-
T.E. Whiddon	36,907	1,960,869	-0-

(1) Based on the December 31, 2018 price of $53.13 per share.

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A U D I T C O M M I T T E E R E P O R T

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards, including the effectiveness of internal controls, and issuing a report thereon. The Audit Committee’s responsibility is to assist the Board in fulfilling its responsibility for overseeing the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee is also responsible for engaging and evaluating the Company’s independent auditor and its lead engagement partner, including the qualifications and independence of both, and for preapproving all audit and non-audit related services and the estimated fees associated with the integrated audit.

The Audit Committee of the Board of Directors has reviewed and discussed with management and our independent registered public accounting firm, PricewaterhouseCoopers, LLP (“PwC”), our audited financial statements for the year ended December 31, 2018. Management has represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the Company’s independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”).

The Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. The Committee has also reviewed the services provided by PwC discussed below, and has considered whether performance of such services is compatible with maintaining auditor independence.

Based on the review and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

T.E. Whiddon (Chair)

P. Guillemot

R.G. Kyle

B.J. McGarvie

S. Nagarajan

M.D. Oken

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I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

The Audit Committee’s responsibility is to appoint the independent registered public accounting firm, as well as monitor and oversee the firm’s qualifications, compensation, performance and independence. PwC served as our principal independent registered public accounting firm for 2018, and the Audit Committee has tentatively selected PwC to serve as our principal independent registered public accounting firm for 2019, pending agreement over the terms of their engagement. The Audit Committee periodically considers whether there should be a rotation of the independent external audit firm in order to assure continuing independence. Further, in connection with the mandated rotation of the audit firm’s lead engagement partner every five years, the Audit Committee and its chair are involved in the selection of a new lead engagement partner.

In connection with the responsibilities discussed above, the Committee has reviewed with PwC the overall scope of and fees for its audit in assessing our compliance with Section 404 of the Sarbanes-Ox-ley Act of 2002. The Committee has also monitored PwC’s audit progress, including the firm’s findings and required communications.

Fees Relating to Services Provided
by PwC for 2018 and 2017

The following table sets forth a summary of PwC’s fees for professional services rendered in connection with the annual consolidated financial statements and reports for the years ended December 31, 2018 and 2017 and for other services rendered during 2018 and 2017 on our behalf.

Fee Category ($ Thousands)	2018	% of Total	2017	% of Total
Audit Fees	$4,519	79.8%	$4,341	75.7%
Audit-related Fees	27	0.5	389	6.8
Tax Fees	1,109	19.6	997	17.4
All Other Fees	5	0.1	6	0.1
Total Fees	$5,660	100.0%	$5,733	100.0%

Audit Fees: Audit fees include fees for professional services for the integrated audits of our annual consolidated financial statements, the review of the interim condensed consolidated financial statements included in our 10-Q filings, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-related Fees: Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees.” These services include employee benefit plan audits, due-diligence and accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees include fees for tax compliance/ preparation and other tax services. Tax compliance/ preparation includes fees for professional services related to federal, state, and international tax compliance, assistance with tax audits and appeals, expatriate tax services, and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services include fees for ongoing assistance with tax consulting and planning.

All Other Fees: All other fees include fees for all services other than those reported above, including business search services, training and seminars.

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P R O P O S A L   T W O

Audit Committee Pre-approval of
Audit and Permissible Non-audit
Services of Independent Auditors

The Audit Committee pre-approves all audit and permitted non-audit services provided by the independent auditors, subject to limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee Chair is empowered to pre-approve PwC’s services between meetings, provided all such services are brought to the Committee at its next regularly scheduled meeting. General pre-approval of certain audit, audit-related and tax services is granted by the

Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. The Committee also reviews and approves the estimated fees for the integrated audit. Specific pre-approval is required for all other services. These projects are reviewed quarterly, and the status of all such services is reviewed with the Committee. During this review, the Audit Committee has considered whether the provision of the non-audit services rendered by PwC is compatible with maintaining the firm’s independence. During 2018, all audit and permitted non-audit services were pre-approved by the Committee.

P R O P O S A L T W O R A T I F I C A T I O N O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the company. The Audit Committee has tentatively selected PricewaterhouseCoopers LLP (“PwC”), to serve as our principal independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019, pending agreement over the terms of their engagement. Although the Board is not required to submit the Audit Committee’s selection of the independent registered public accounting firm for shareholder approval, the Board has elected to seek ratification by the shareholders of the Audit Committee’s selection of PwC as the Company’s independent registered public accounting firm for 2019. You will be asked to ratify this selection at the Annual Meeting, which representatives from PwC are expected to attend, and at which they will have the opportunity to make a statement and to respond to appropriate questions. PwC, or its predecessors, has audited our books and records since 1967.

Audit Committee Evaluation

In determining whether to reappoint PwC, the Audit Committee considers, among other things, the qualifications, performance, audit quality, results of regulatory reviews, fees and independence of the firm and the audit engagement team.

The Board of Directors recommends that you vote FOR the ratification of the selection of PwC, as our independent registered public accounting firm for the current year (assuming the Audit Committee and PwC, reach an agreement over the terms of their engagement).

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P R O P O S A L T H R E E A D V I S O R Y R E S O L U T I O N T O A P P R O V E E X E C U T I V E C O M P E N S A T I O N

The Company’s executive compensation programs are designed to attract, retain, and reward executives whose contributions support the Company’s long-term success by linking Company performance to executive compensation. These programs have been designed to encourage alignment of management’s actions with shareholder interests. Section 14A of the Securities Exchange Act of 1934 now requires that the shareholders be given the opportunity to vote on a separate advisory (non-binding) resolution to approve the compensation of our named executive officers, as we have described in the “Executive Compensation” section beginning on page 25. In response to the 2017 shareholder vote for an annual vote frequency, our practice of holding this vote annually will remain in effect at least until the next such shareholder advisory vote on frequency is held in 2023. Although the annual vote on the compensation of our named executive officers is an advisory (non-binding) vote, as it has in previous years, the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. See “Executive Compensation – Compensation Discussion and Analysis – Sonoco’s Goals Regarding Executive Compensation – Say on Pay” on page 29.

The Board of Directors recommends that you vote FOR the following advisory (non-binding) shareholder resolution approving executive compensation.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

P R O P O S A L F O U R A P P R O V A L O F T H E S O N O C O P R O D U C T S C O M P A N Y 2 0 1 9 O M N I B U S I N C E N T I V E P L A N

Executive Summary of Proposal
and Selected Plan Information

Introduction

On February 13, 2019, upon recommendation of the Executive Compensation Committee (the “Committee”), the Board approved the Sonoco Products Company 2019 Omnibus Incentive Plan (the “Plan”), subject to shareholder approval at the 2019 Annual Meeting. The Plan will supersede the Sonoco Products Company 2014 Long-Term incentive Plan (the “2014 Plan”), which is the only plan under which equity-based compensation may currently be awarded to our officers, other employees, non-employee directors, consultants and/or advisors. Equity awards are also currently outstanding under the Company’s 1991 Key Employee Stock Plan, 2008 Long-Term Incentive Plan and 2012 Long-Term Incentive Plan (together with the 2014 Plan, the “Prior Plans”). Awards currently outstanding under the Prior Plans will remain outstanding under the applicable Prior Plan in accordance with their terms.

We believe that the adoption of the Plan is necessary in order to allow us to continue to use equity awards, including performance awards. We believe that granting

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equity-based compensation to eligible officers, employees, non-employee directors and, when appropriate, consultants and/or advisors, is an effective means to promote the future growth and development of the Company. Equity awards, among other things, further align the interests of award recipients with Company shareholders and enable the Company to attract and retain qualified personnel.

If the plan is appoved by our shareholders, the Plan will become effective on April 17, 2019 (the “Effective Date”), and no further awards will be made under the 2014 Plan. If our shareholders do not approve the Plan, the 2014 Plan will remain in effect in its current form, subject to its expiration date. However, there will be insufficient shares available under the 2014 Plan to make annual awards and to provide grants to new hires in the coming years. In this event, the Committee would be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain, and compensate eligible officers, employees, non-employee directors and consultants/advisors.

Proposed Share Reserve

A total of 12,000,000 shares of common stock are reserved for awards granted under the Plan. The Plan’s reserve will be reduced by one (1) share for every one (1) share that is subject to an option or stock appreciation right granted under the 2014 Plan after December 31, 2018, and 3.5 shares for every one (1) share that is subject to an award other than an option or stock appreciation right (such award, a “full-value award”) granted under the 2014 Plan after December 31, 2018.

If (i) any shares subject to an award are forfeited, an award expires or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, or an award is settled for cash (in whole or in part), or (ii) after December 31, 2018 any shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, or is settled for cash (in whole or in part), then in each such case the shares subject to such award shall, to the extent of such forfeiture, expiration, non-issuance or cash settlement, be added to the Plan’s reserve. In the event that withholding tax liabilities arising from a full-value award or, after December 31, 2018, arising from a full-value award under any Prior Plan are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the Plan’s reserve.

The Plan’s reserve will be reduced by one (1) share for every one (1) share that is subject to an option or stock appreciation right and 3.5 shares for every one (1) share that is subject to a full-value award and, similarly, will be increased on the same basis for permitted addbacks.

Impact on Dilution and
Fully-diluted Overhang

Our Board recognizes the impact of dilution on our shareholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities.

The total fully-diluted overhang as of December 31, 2018, assuming that the entire share reserve is granted in stock options or stock appreciation rights, would be 12.81% and the total fully-diluted overhang, assuming the share reserve is granted in full-value awards only, would be 5.81%. The Company’s historical practice, which is not currently expected to change, has been to grant a combination of stock appreciation rights and full-value awards, resulting in overhang between these two levels. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of December 31, 2018.

Our Board believes that the increase in shares of common stock available for issuance represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.

Expected Duration
of the Share Reserve

We expect that the share reserve under the Plan, if this proposal is approved by our shareholders, will be sufficient for awards for approximately five years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the Plan’s reserve

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under permitted addbacks; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Governance Highlights:

The Plan incorporates numerous governance best practices, including:

Date of Plan Expiration:

The Plan will terminate on April 17, 2029, unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any award granted prior to termination.

Share Usage

The following table sets forth information regarding stock-settled, time-vested equity awards granted and performance-based, stock-settled equity awards earned over each of the last three fiscal years:

No “liberal share recycling” of options or SARs.
No dividends or dividend equivalents on options or SARs.

Dividends and dividend equivalent rights, if any, on all other awards will be subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied.

Minimum 100% fair market value at grant exercise price for options and SARs.
No repricing of options or SARs and no cash buyout of underwater options and SARs without shareholder approval, except for equitable adjustments in connection with certain corporate transactions.

	2018	2017	2016	3-Year Average Share Usage Rate
Stock Options/SARs Granted	636,045	536,760	820,266
Stock-Settled Time-Vested Restricted Shares/Units Granted	111,988	69,373	96,356
Stock-Settled Performance-Based Stock Units Earned	132,534	145,414	251,694
Weighted-Average Basic Common Shares Outstanding	100,538,519	100,236,590	101,093,000
Share Usage Rate	1.10%	0.75%	1.16%	1.00%

Overhang as of December 31, 2018 The following table sets forth certain information as of December 31, 2018, unless otherwise noted, with respect to the Company’s existing equity compensation plans:

Stock Options/SARs Outstanding	1,832,358
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$47.41
Weighted-Average Remaining Term of Outstanding Stock Options/SARS	7.1 years
Total Stock-Settled Full-Value Awards Outstanding	961,614
Basic common shares outstanding as of the record date (February 27, 2019)	100,033,572

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Description of the Plan

The following description is qualified in its entirety by reference to the Plan document, a copy of which is attached as Exhibit 1 and incorporated into this Proxy Statement by reference.

Administration

The Plan is administered by the Executive Compensation Committee (the “Plan Committee”), or a subcommittee thereof, consisting of two or more members of the Board, each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the rules of the New York Stock Exchange; provided, however, that the “Plan Committee” with respect to exercising any authority and responsibility to grant awards under the Plan to participants who are non-employee directors shall mean the Governance and Nominating Committee of the Board (or another Board committee and/or the Board).

Subject to the express provisions of the Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award.

The Plan Committee may delegate some or all of its power and authority under the Plan to the Board, a subcommittee of the Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that that the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in the Plan of an officer or director subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such officer or director.

Eligibility

Participants in the Plan will consist of such officers, other employees, non-employee directors, advisors and consultants, of the Company and its subsidiaries (and such persons who are expected to become any of the foregoing) as selected by the Plan Committee. As of February 27, 2019, approximately 905 employees (including officers) and 13 non-employee directors were eligible to participate in the Plan. There were no advisors/consultants eligible to participate in the Plan. The Company has not granted any awards to advisors/

consultants under the 2014 Plan and no advisors/consultants are currently eligible to participate in the Plan.

Available Shares

Subject to the adjustment provisions included in the Plan, a total of 12,000,000 shares of common stock are reserved for awards granted under the Plan. The Plan’s reserve will be reduced by one (1) share for every one (1) share that is subject to an option or stock appreciation right granted under the 2014 Plan after December 31, 2018, and 3.5 shares for every one (1) share that is subject to a full-value award granted under the 2014 Plan after December 31, 2018.

If (i) any shares subject to an award are forfeited, an award expires or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, or an award is settled for cash (in whole or in part), or (ii) after December 31, 2018 any shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, or is settled for cash (in whole or in part), then in each such case the Shares subject to such award shall, to the extent of such forfeiture, expiration, non-issuance or cash settlement, be added to the Plan’s reserve. In the event that withholding tax liabilities arising from a full-value award or, after December 31, 2018, arising from a full-value award under any Prior Plan, are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the Plan’s reserve.

The Plan’s reserve will be reduced by one (1) share for every one (1) share that is subject to an option or stock appreciation right and 3.5 shares for every one (1) share that is subject to a full-value award and, similarly, will be increased on the same basis for permitted addbacks.

Notwithstanding anything to the contrary, the following shares will not again be available for awards under the Plan: (a) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option under the Plan or a Prior Plan, (b) shares tendered to to or withheld by the Company to pay the withholding taxes relating to an outstanding option or stock appreciation right under the Plan or a

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Prior Plan, (c) shares subject to a stock appreciation right under the Plan or a Prior Plan that are not issued in connection with its stock settlement or exercise, or (d) shares repurchased by the Company on the open market with the proceeds of the exercise of an option under the Plan or a Prior Plan.

No more than 12,000,000 shares of common stock may be issued in the aggregate in respect of incentive stock options under the Plan.

On February 27, 2019, the closing sales price per share of our common stock as reported on the New York Stock Exchange was $57.75.

Dividends; Dividend Equivalents

In no event will dividends or dividend equivalents be paid with respect to options or stock appreciation rights under the Plan. Further, notwithstanding anything to the contrary, with respect to full-value awards, if such award provides for a right to dividends or dividend equivalents, any dividends or dividend rights will be subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied.

Stock Options and SARs

The Plan provides for the grant of stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than ten (10) years after its date of grant, except with respect to certain options that expire during blackout periods. If the option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of capital stock of the Company (a “ten percent holder”), then the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of an option will not be less than 100% of the fair market value of a share of common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the exercise price will be the price required by the Internal Revenue Code.

Each SAR will be exercisable for no more than ten (10) years after its date of grant, except with respect to certain SARs that expire during blackout periods. Other than in the case of substitute awards granted in connection with a corporate transaction, the base price of a SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant, provided that the base price of a SAR granted in tandem with an option (a “tandem SAR”) will be the exercise price of the related option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock (which may be restricted stock) or, to the extent provided in the award agreement, cash or a combination thereof, with an aggregate value equal to the difference between the fair market value of the shares of common stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs (i) upon a termination of employment or service of a participant, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, are determined by the Plan Committee. Notwithstanding anything in the award agreement to the contrary, the holder of an option or SAR will not be entitled to receive dividend equivalents with respect to the shares of common stock subject to such option or SAR.

Stock Awards

The Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award as a restricted stock award, restricted stock unit award or unrestricted stock award. Restricted stock awards and restricted stock unit awards are subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period. Unrestricted stock awards are not subject to any restriction periods or performance measures.

Unless the agreement relating to a restricted stock award specifies otherwise, the holder of such award shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends (to the extent the restricted award vests) and the right to participate in any capital adjustment applicable to all holders of common stock.

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The agreement awarding restricted stock units will specify (1) whether such award may be settled in shares of common stock, cash or a combination thereof; and (2) whether the holder will be entitled to receive dividend equivalents. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit has no rights as a shareholder of the Company.

All of the terms relating to vesting of a Stock Award, or the forfeiture and cancellation of a Stock Award (i) upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Cash Awards

The Plan provides for the grant of cash-based awards which may be granted as an element of or a supplement to any other award under the Plan or as a stand-alone award. The terms and conditions relating to such cash-based awards shall be set forth in the applicable award agreement.

Performance Awards

The Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of common stock (including shares of restricted stock) or cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and for the forfeiture of such award if the specified performance measures are not satisfied or met during the specified performance period. Prior to the settlement of a performance award in shares of common stock, the holder of such award has no rights as a shareholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon (i) a termination of employment or service, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Measures

Under the Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of common stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant and may include, without limitation, one or more of the following measures: the attainment by a share of common stock of a specified fair market value for a specified period of time; increase in shareholder value; earnings per share; return on assets; return on equity; return on investments; return on capital or invested capital; total shareholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; strategic business criteria; or any other objective or subjective measures determined by the Committee. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude the impact of one or more items that may affect or alter any performance measure, including, without limitation, restructuring or impairment charges, acquisitions or dispositions, foreign exchange, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements, changes in law or accounting principles, or any other event as determined by the Committee.

No Repricing

The Plan Committee may not, without the approval of shareholders, (i) reduce the purchase price or base price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR in exchange for another stock option or SAR with a

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lower purchase price or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase price of such stock option or the base price of such SAR exceeds the fair market value of a share of common stock on the date of such cancellation, in each case, other than in connection with a change in control or pursuant to the plan’s adjustment provisions.

Clawback of Awards

The awards granted under the Plan and any cash payment or shares of common stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law or the rules of any primary securities exchange on which the Company’s shares of common stock are listed.

Effective Date, Termination and
Amendment

The Plan will become effective as of the date of shareholder approval and will terminate as of the tenth anniversary of the date of such shareholder approval, unless earlier terminated by the Board. The Board may amend the Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including any rule of the NYSE, and provided that no amendment may be made that seeks to modify the prohibition on repricing of stock options and SARs without shareholder approval under the Plan, or that materially impairs the rights of a holder of an outstanding award without the consent of such holder.

Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Plan.

Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Stock Options

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction, subject to Section 162(m) of the Internal Revenue Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

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Stock Awards

A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

A participant who receives shares of common stock that are not subject to any restrictions under the Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Section 162(m) Implications

In general, there will be no tax consequences to us of awards or exercises of awards made pursuant to the Plan except that we will be entitled to a deduction when a participant has compensation income. Any such deduction for certain senior executives will be subject to the limitations of Section 162(m) of the Internal Revenue Code. Beginning January 1, 2018, with the passage and signing of the Tax Cuts and Jobs Act of 2017 (the “Act”), the limitations under Section 162(m) will apply to the Company’s Chief Executive Officer, Chief Financial Officer, the Company’s other named executive officers, and anyone who was a covered person after December 31, 2016. Prior to January 1, 2018, certain performance-based compensation was excluded from the deduction limitations. In light of the Act, beginning January 1, 2018 (with an exception for certain grandfathered arrangements, that would have been granted under a Prior Plan), the Company will be denied a deduction for any compensation exceeding $1,000,000 for such covered persons, regardless of whether the compensation is performance-based compensation.

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New Plan Benefits

If the Plan is approved by our shareholders, awards under the Plan will be determined by the Plan Committee in its discretion, and it is, therefore, not possible to predict the awards that will be made to particular officers in the future. For information regarding grants made to our named executive officers under the 2014 Plan for fiscal year 2018, please refer to the discussion beginning on page 39.

We pay a portion of the compensation for our non-employee directors in deferred stock equivalent units, and we expect to continue to do so in the future. See “Director Compensation” beginning on page 67 and the “2018 Director Compensation Table” on page 68 for further information about these awards.

Equity Compensation Plan Information

The following table sets forth aggregated information about all of the Company’s compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercises price of outstanding options, warrants and rights (b)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1) (c)
Equity compensation plans approved by security holders	3,184,326	$47.41	6,038,715
Equity compensation plans not approved by security holders	—	—	—
Total	3,184,326	47.41	6,038,715

(1)   The Sonoco Product Company 2014 Long-term Incentive Plan was adopted at the Company’s 2014 Annual Meeting of Shareholders. The maximum number of shares of common stock that may be issued under this plan was set at 10,381,533 shares, which included all shares remaining under the 2012 Plan and an additional 4,500,000 shares authorized under the 2014 Plan. Awards granted under all previous plans which are forfeited, expire or are cancelled without delivery of shares, or which result in forfeiture of shares back to the Company, will be added to the total shares available under the 2014 Plan. At December 31, 2018, a total of 6,038,715 shares (of which up to 1,187,253 shares may be granted in the form of full-value awards) remain available for future grant under the 2014 Plan. Note that upon shareholder approval of the 2019 Plan, no further awards will be granted under the 2014 Plan. For further information, please see “Description of the Plan – Available Shares” on page 77.

Approval of the 2019 Omnibus Incentive Plan requires the affirmative vote of a majority of total votes cast on the proposal. The Board of Directors unanimously recommends that shareholders vote FOR the approval of the 2019 Omnibus Incentive Plan.

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P R O P O S A L F I V E A D V I S O R Y ( N O N - B I N D I N G ) S H A R E H O L D E R P R O P O S A L R E G A R D I N G S I M P L E M A J O R I T Y V O T E

The Company has been advised that a shareholder intends to present the proposal set forth below at the Annual Meeting. The Company will furnish the name, address and number of shares held by the proponent upon receipt of a request for such information to the Secretary.

In accordance with proxy regulations of the Securities and Exchange Commission, the following is the complete text of the proposal exactly as submitted to the Company. The shareholder proposal includes some assertions the Company believes are inaccurate. The Company has not addressed these inaccuracies and the Company has no responsibility for the proposal.

Proposal 5 - Simple Majority Vote

RESOLVED, Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.

Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. The proponents of these proposals included Ray T. Chevedden and William Steiner. The votes would have been higher than 74% to 88% if shareholders had equal access to independent proxy voting advice.

Currently a 1%-minority can frustrate the will of our 66%-shareholder majority in an election in which 67% of shares cast ballots. In other words a 1%-minority could have the power to prevent 66% of shareholders from improving our governance rules. This can be particularly important during periods of economic downturn and/or management underperformance.

Please vote Yes

Simple Majority Vote – Proposal 5

BOARD OF DIRECTORS’ RESPONSE

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe it is in the best interests of the Company and our shareholders.

Our By-laws apply a simple majority vote standard to most corporate matters submitted to a vote of our shareholders except where our Restated Articles of Incorporation or South Carolina law require a higher standard, or for amendments to the By-laws. Our Restated Articles of Incorporation and/ or South Carolina law provide for more stringent voting requirements in certain limited circumstances, such as in the event of an acquisition of the Company by merger or sale of substantially all of its assets, amendment of our Restated Articles of Incorporation, or removal of directors. These enhanced voting requirements are intended to benefit our shareholders by protecting and maximizing the Company’s long-term interests.

We believe when fundamental changes are proposed that have potentially long-lasting impacts on our Company, a stronger consensus of shareholders entitled to vote should agree such changes are appropriate. Therefore, our Board of Directors continues to believe our more stringent voting requirements in certain limited circumstances are appropriate and in the best interests of our shareholders and the Company.

Accordingly, our Board of Directors recommends that you vote AGAINST this proposal.

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I N C O R P O R A T I O N B Y R E F E R E N C E

Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed filed with the Securities and Exchange Commission or incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

References to our website address throughout this Proxy Statement are for information purposes only or to satisfy requirements of the New York Stock Exchange or the Securities and Exchange Commission and are not intended to incorporate our website by reference into this Proxy Statement.

S H A R E H O L D E R P R O P O S A L S F O R N E X T A N N U A L M E E T I N G

If you want to present a shareholder proposal to be voted on at our Annual Meeting in 2020, you must submit the proposal to the Secretary of the Company in writing by January 31, 2020. However, if you want us to include your shareholder proposal in our proxy materials for our Annual Meeting in 2020, you must be sure the Secretary of the Company receives your written proposal by November 19, 2019. All shareholder proposals must comply with the requirements of our By-laws. The proxy agents, on proxies solicited on behalf of the Board of Directors, will use their discretionary authority to vote on any matter as to which notice was not received by the Secretary of the Company by January 31, 2020.

For a shareholder proposal to be considered and voted on at an annual meeting, the shareholder proponent of the proposal, or his properly qualified representative, must be present at the meeting to present the proposal.

D E L I V E R Y OF D O C U M E N T S T O S H A R E H O L D E R S S H A R I N G A N A D D R E S S

We deliver a single copy of the Annual Report and Proxy Statement to multiple shareholders sharing one address unless we received contrary instructions from one or more of the shareholders at such address. Upon oral or written request to Sonoco Products Company, c/o Continental Stock Transfer and Trust Company, 1 State Street Plaza, 30th Floor, New York, NY 10004 US, (866) 509-5584, Continental Stock Transfer and Trust Company will promptly deliver a separate copy of the Annual Report and Proxy Statement to a shareholder at a shared address to which a single copy was delivered. If you are currently receiving a single copy of the Annual Report and Proxy

Statement for multiple shareholders at your address and would prefer to receive separate copies in the future, please write or call Continental Stock Transfer and Trust Company at the address or telephone number above and ask them to send you separate copies. If you are still currently receiving multiple copies of the Annual Report and Proxy Statement for multiple shareholders at your address and would prefer to receive a single copy in the future, please write or call Continental Stock Transfer and Trust Company at the address or telephone number above, and ask them to send a single copy to your address.

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E L E C T R O N I C A C C E S S TO A N N U A L M E E T I N G M A T E R I A L S

Important Notice Regarding the
Availability of Proxy Materials
for the Shareholders Meeting
to be Held on April 17, 2019

Sonoco’s 2018 Annual Report and 2019
Proxy Statement are available via the
Internet at:

http://www.cstproxy.com/sonoco/2019

As a shareholder of record, you can elect to receive future Annual Reports and Proxy Statements, as well as quarterly financial and other shareholder information, electronically. Instructions are provided on the voting site if you vote via the Internet. Instructions also are provided if you electronically access your shareholder account, and you are not already receiving your Annual Meeting materials electronically. If you select electronic receipt, you will be notified via email by Continental Stock Transfer and Trust Company, our transfer agent, as to when the information will be available for your access. Your election to receive information electronically will remain in effect until you notify Continental Stock Transfer and Trust Company in writing (to Sonoco Products Company, c/o Continental Stock Transfer and Trust Company, 1 State Street Plaza, 30th Floor, New York, NY 10004 US) or by telephone (at 866-509-5584) that you wish to resume paper delivery by mail of these materials. If you own Sonoco shares through a broker, bank, or other nominee please contact that institution regarding instructions about receiving Annual Meeting materials and other financial information electronically.

O T H E R M A T T E R S

As of the date of this Proxy Statement, management does not know of any business that will be presented for consideration at the meeting other than as stated in the notice of the meeting. The proxy agents will vote in their best judgment on any other business that properly comes before the meeting.

To assure your representation at the meeting, please vote by telephone (if you live in the United States), via the Internet, or mark, sign, date, and return your proxy card or voting instruction form as promptly as possible. Please sign exactly as your name appears on the accompanying proxy.

John M. Florence, Jr.

Secretary

March 4, 2019

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E X H I B I T O N E S O N O C O P R O D U C T S C O M P A N Y 2 0 1 9 O M N I B U S I N C E N T I V E P L A N

I. Introduction

1.1. Purposes.

The purposes of the Sonoco Products Company 2019 Omnibus Incentive Plan (as amended from time to time, the “Plan”) are (i) to align the interests of the Company’s shareholders and the recipients of Awards under the Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors, consultants and/or advisors and (iii) to motivate such persons to act in the best interests of the Company and its shareholders. This Plan in not intended to be, and shall not be considered to be, an “employee benefit plan” as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.2. Certain Definitions.

(a) “Award” shall mean any Options to purchase Shares in the form of Incentive Stock Options or Non-qualified Stock Options, SARs in the form of Tandem SARs or Free-Standing SARs, Stock Awards in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock, Performance Awards and Other Cash-Based Awards, granted under the Plan.

(b) “Award Agreement” shall mean any written or electronic agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by the eligible person to whom it has been so granted. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(c) “Blackout Period” shall have the meaning set forth in Section 3.1(b).

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Executive Compensation Committee of the Board, or a subcommittee thereof, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the New York Stock

Exchange or, if Shares are not listed on the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which Shares are then traded; provided, however, that the “Committee” in regard to exercising any authority and responsibility to grant awards under the Plan to Participants who are Non-Employee Directors and to make or take, as the case may be, all required or appropriate determinations and actions in respect of such grants shall mean the Governance and Nominating Committee of the Board or another Board committee and/or the Board itself, if so determined by the Board.

(g) “Common Stock” shall mean the common stock, no par value per share, of the Company, and all rights appurtenant thereto.

(h) “Company” shall mean Sonoco Products Company, a South Carolina corporation, and its successors by operation of law.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” shall mean, unless otherwise determined by the Committee from time to time, the closing transaction price of a Share as reported on the New York Stock Exchange on the date as of which such value is being determined or, if Shares are not listed on the New York Stock Exchange, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

(k) “Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, Shares (which may be Restricted Stock) or, to the extent provided in the applicable Award Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the

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Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

(l) “Incentive Stock Option” shall mean an option to purchase Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

(m) “Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

(n) “Nonqualified Stock Option” shall mean an option to purchase Shares which is not an Incentive Stock Option.

(o) “Option” means either an Incentive Stock Option or Nonqualified Stock Option.

(p) “Participant” means an eligible person who holds an Award under this Plan.

(q) “Other Cash-based Award” shall mean a cash-denominated award granted under Section 6.1 of the Plan.

(r) “Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(s) “Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the Shares subject to such Award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder’s receipt of the Shares subject to such Award or of payment with respect to such Award. Such criteria and objectives may be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, including without limitation: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in shareholder value; earnings per share; return on assets; return on equity; return on investments; return on capital or invested capital; total shareholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; strategic business criteria; or any other objective or subjective measures determined by the Committee. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude the impact of one or more items that may affect or alter any performance measure, including, without limitation, restructuring or impairment charges, acquisitions or dispositions, foreign exchange, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements, changes in law or accounting principles, or any other event as determined by the Committee.

(t) “Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an Award shall be measured and (ii) the conditions to vesting applicable to an Award shall remain in effect.

(u) “Prior Plans(1)” shall mean the Company’s 1991 Key Employee Stock Plan, 2008 Long-Term Incentive Plan, 2012 Long-Term Incentive Plan and 2014 Long- Term Incentive Plan, each as amended from time to time.

(v) “Restricted Stock” shall mean Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

(w) “Restricted Stock Award” shall mean an award of Restricted Stock under the Plan.

(1) List of Prior Plans to update to delete any plans under which awards are no longer outstanding

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(x) “Restricted Stock Unit” shall mean a right to receive one Share or, in lieu thereof, the Fair Market Value of such Share in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(y) “Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under the Plan.

(z) “Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the Plan or the Award Agreement, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

(aa) “SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR. Unless otherwise specified, any reference to a “SAR” in an Award Agreement shall be deemed to mean a “Free-Standing SAR”.

(bb) “Service” shall mean service to the Company and/or a Subsidiary as an officer, employee, director or consultant/advisor, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An employee will not be deemed to have ceased to provide Service in the case of any leave of absence approved by the Company; provided that, in the case of any employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may in its discretion make such provisions, including pursuant to a policy that the Committee may adopt, revoke or modify from time to time in the Committee’s sole discretion, respecting suspension of or modification to vesting of the Award while the employee is on such leave of absence, or during such change in working hours, as the Committee may deem appropriate. In the event of military or other protected leave, if required by applicable law, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from such leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act or other applicable law), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. A Participant shall have terminated the employment, board service, advisory and/or consulting relationship as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid); provided, however, that a change in status between an employee, consultant, advisor or director shall not terminate the Participant’s Service, unless determined by the Committee in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

(cc) “Shares” shall mean the shares of the Company’s Common Stock. If there has been an adjustment or substitution pursuant to Section 7.6, the term “Shares” shall also include any shares of stock or other securities that are substituted for the Common Stock or into which the Common Stock is adjusted pursuant to Section 7.6.

(dd) “Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award.

(ee) “Subsidiary” shall mean(i) with respect to Incentive Stock Options any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns equity securities possessing 50% or more of the total combined voting power of all classes of equity securities in one of the other corporations in the chain and (ii) with respect to all other Awards, in addition to the corporations in clause (i), a corporation, partnership, limited liability company, joint venture or other entity in which the Company has a significant equity interest.

(ff) “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock.

(gg) “Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an Option

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(including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, Shares (which may be Restricted Stock) or, to the extent provided in the applicable Award Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such option, or portion thereof, which is surrendered.

(hh) “Tax Date” shall have the meaning set forth in Section 7.4.

(ii) “Ten Percent Holder” shall have the meaning set forth in Section 3.1(a).

( jj) “Unrestricted Stock” shall mean Shares which are not subject to a Restriction Period or Performance Measures.

(kk) “Unrestricted Stock Award” shall mean an Award of Unrestricted Stock under the Plan.

1.3. Administration.

This Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to applicable law and the provisions of the Plan, and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select eligible persons to whom Awards may from time to time be granted; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant; (iii) determine the number of Shares or dollar value to be covered by each Award; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in cash, Shares, or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property, and other amounts payable with respect to an Award made under the Plan shall be deferred, either automatically or at the election of the Participant; (vii) determine whether, to what extent, and/or under what circumstances the vesting of an Award shall be accelerated or deferred, or settlement of an Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner, and to the extent, that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award (other than a Stock Option or SAR) will have dividend equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

The Committee shall, subject to the terms of the Plan, interpret the Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board, a subcommittee of the Board or, subject to applicable law, to the Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in the Plan of an officer or director subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or director.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law and under any directors’ and officers’ liability insurance that may be in effect from time to time.

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1.4. Eligibility.

Participants in the Plan shall consist of such officers, other employees, Non-Employee Directors, consultants and/or advisors and persons expected to become officers, other employees, Non-Employee Directors, consultants and/or advisors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in the Plan at any time shall not require the Committee to select such person to participate in the Plan at any other time. Except as provided otherwise in an Award Agreement, for purposes of the Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or consultant/advisor. Subject to any applicable statutory requirements, the Committee shall determine, in its sole discretion, the extent to which a Participant shall be considered to be employed or providing Service during any periods during which such Participant is on a leave of absence.

1.5. Treatment of Dividends and Dividend Equivalents on Unvested Awards.

Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. For the avoidance of doubt, in no event shall dividends or dividend equivalents be paid with respect to Options or SARs.

II. Shares Available

2.1 Initial Share Reserve.

Subject to adjustment as provided in Section 7.6 and Section 2.2 below, 12,000,000 Shares shall initially be available for all Awards under the Plan, less one (1) Share for every one (1) Share that was subject to an option or stock appreciation right granted after December 31, 2018 under any Prior Plan and 3.5 Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted after December 31, 2018 under any Prior Plan. Any Shares that are subject to Options or SARs shall be counted against this limit as one (1) Share for every one (1)

Share granted, and any Shares that are subject to Awards other than Options or SARs shall be counted against this limit as 3.5 Shares for every one (1) Share granted. Subject to adjustment as provided in Section 7.6, no more than 12,000,000 Shares in the aggregate may be issued under the Plan in connection with Incentive Stock Options.

After the effective date of the Plan (as provided in Section 7.1), no awards may be granted under any Prior Plan; however, any awards under a Prior Plan that are outstanding as of the Effective Date shall remain subject to the terms and conditions of, and continue to be governed by, such Prior Plan.

2.2 Permitted Addbacks to Share Reserve.

If (i) any Shares subject to an Award are forfeited, an Award expires or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, or an Award is settled for cash (in whole or in part), or (ii) after December 31, 2018 any Shares subject to an Award under any Prior Plan are forfeited, an award under any Prior Plan expires or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration, non-issuance or cash settlement, be added to the shares available for Awards under the Plan. In the event that withholding tax liabilities arising from an Award other than an Option or SAR or, after December 31, 2018, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan; provided, however, that Shares that again become available for issuance under the Plan pursuant to the preceding clause (ii) shall not increase the numbers of shares that may be granted under the Plan in connection with Incentive Stock Options. Any Shares that again become available for Awards under the Plan pursuant to this Section 2.2 shall be added as (i) one (1) Share for every one (1) Share subject to Options or SARs granted under the Plan or options or stock appreciation rights granted under any Prior Plan, and (ii) as 3.5 Shares for every one (1) Share subject to Awards other than Options or SARs granted under the Plan or awards other than options or stock appreciation rights granted under any Prior Plan.

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2.3 No Recycling of Options or SARs.

Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the shares authorized for grant under Section 2.1: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or, after December 31, 2018, an option under any Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or SARs or, after December 31, 2018, options or stock appreciation rights under any Prior Plan, (iii) Shares subject to a SAR or, after December 31, 2018, a stock appreciation right under any Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2018, options under any Prior Plan.

2.4 Substitute Awards.

Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 2.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or Non-Employee Directors prior to such acquisition or combination.

2.5 Source of Shares.

Shares of Common Stock to be delivered under the Plan shall be made available from authorized and unissued Shares, or authorized and issued Shares reacquired and held as treasury shares or otherwise or a combination thereof.

III. Stock Options And Stock
Appreciation Rights

3.1. Stock Options.

The Committee may, in its discretion, grant options to purchase Shares to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of Shares subject to an Option and the purchase price per share purchasable upon exercise of the Option shall be determined by the Committee; provided, however, that the purchase price per share purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the purchase price per share of the shares subject to such option may

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be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant; provided, further, that with respect to a Nonqualified Stock Option, if the expiration date of such option occurs during any period when the Participant is prohibited from trading in securities of the Company pursuant to the Company’s insider trading policy or other policy of the Company or during a period when the exercise of such option would violate applicable securities laws (each, a “Blackout Period”), then the period during which such option shall be exercisable shall be extended to the date that is 30 days after the expiration of such Blackout Period (to the extent permitted by Section 409A of the Code). The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an Option or to the exercisability of all or a portion of an Option. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Shares.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Award Agreement relating to the Option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the Option and (iii) by executing such documents as the Company may reasonably request. No Shares shall be issued and no certificate representing Shares shall be delivered, nor any book-entry made for uncertificated Shares, until the full purchase price therefor and any withholding taxes thereon, as described in Section 7.4, have been paid (or arrangement made for such payment to the Company’s satisfaction).

(d) Automatic Exercise of Options. Notwithstanding Section 3.1 (c) above, an Award Agreement may provide that, if on the last day of the term of an Option, the Fair Market Value of one Share exceeds the Option price per Share, the Option (or a Tandem SAR, if applicable) has not been exercised and the Option has not otherwise expired, the Option shall be deemed to have been exercised on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total option price and required withholding taxes.

3.2. Stock Appreciation Rights.

The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Award Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an Award shall be determined by the Committee. Any Tandem SAR related to an

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Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised later than ten (10) years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option; provided, further, if the expiration date of an SAR occurs during any Blackout Period, then the period during which such SAR shall be exercisable shall be extended to the date that is 30 days after the expiration of such Blackout Period (to the extent permitted by Section 409A of the Code). The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole Shares and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 4.3(c), or such shares shall be transferred to the Participant in book entry form with restrictions on the shares duly noted, and the Participant shall have such rights of a shareholder of the Company as determined pursuant to Section 4.3(c). Prior to the exercise of a stock-settled SAR, the Participant shall have no rights as a shareholder of the Company with respect to the Shares subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No Shares shall be issued and no certificate representing Shares, nor any book-entry made for uncertificated Shares, shall be delivered until any withholding taxes thereon, as described in Section 7.4, have been paid (or arrangement made for such payment to the Company’s satisfaction)

(d) Automatic Exercise of SARs. An Award Agreement may provide that, if on the last day of the term of a SAR, the Fair Market Value of one Share exceeds the base price per Share of the SAR, the SAR has not been exercised and the SAR has not otherwise expired, the SAR shall be deemed to have been exercised on such day. In such event, the Company shall make payment in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes.

3.3. Termination of Employment or Service.

All of the terms relating to the exercise, cancellation or other disposition of an Option or SAR (i) upon a Participant’s termination of Service, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

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3.4. No Repricing.

The Committee may not without the approval of the shareholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another Award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a Share on the date of such cancellation, in each case, other than in connection with the adjustment provisions set forth in Section 7.6.

3.5. Dividend Equivalents.

Notwithstanding anything in an Award Agreement to the contrary, an Option or SAR shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such option or SAR.

IV. Stock Awards

4.1. Stock Awards.

The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Award Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award.

4.2. Terms of Unrestricted Stock Awards.

The number of Shares subject to an Unrestricted Stock Award shall be determined by the Committee. Unrestricted Stock Awards shall not be subject to any Restriction Periods or Performance Measures. Upon the grant of an Unrestricted Stock Award, subject to the Company’s right to require payment of any taxes in accordance with Section 7.4, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant or such shares shall be transferred to the Participant in book entry form.

4.3. Terms of Restricted Stock Awards.

Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of Shares subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any)

and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Award Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, for the vesting of the Shares subject to such Award (i) if the Participant remains continuously in employment or Service during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Shares subject to such Award (x) if the Participant does not remain continuously in employment or Service during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 7.5, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the Award Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 7.4, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such Award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Award Agreement relating to a Restricted Stock Award, and

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subject to the terms and conditions of a Restricted Stock Award, the holder of such Award shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends subject to Section1.5, and the right to participate in any capital adjustment applicable to all holders of Common Stock.

4.4. Terms of Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of Shares subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Award Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, for the vesting of such Restricted Stock Unit Award (i) if the Participant remains continuously in employment or Service during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Shares subject to such Award (x) if the Participant does not remain continuously in employment or Service during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Award Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such Award may be settled in Shares or cash or a combination thereof and (ii) subject to Section1.5, whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Shares subject to such Award. Prior to the settlement of a Restricted Stock Unit Award, the holder of such Award shall have no rights as a shareholder of the Company with respect to the Shares subject to such Award.

4.5. Termination of Employment or Service.

All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such Award (i) upon a Participant’s termination of Service, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

V. Performance Awards

5.1. Performance Awards.

The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

5.2. Terms of Performance Awards.

Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Award Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such Award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Award Agreement relating to a Performance Award shall specify whether such Award may be settled in Shares (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 4.3(c) and the holder of such Restricted Stock shall have such rights as a shareholder of the Company as determined pursuant to Section 4.3(d).

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Prior to the settlement of a Performance Award in Shares, including Restricted Stock, the holder of such Award shall have no rights as a shareholder of the Company.

5.3. Termination of Employment or Service.

All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such Award (i) upon a Participant’s termination of Service, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

VI. Other Cash-based Awards

6.1. Other Cash-based Awards.

The Committee may grant cash-based Awards to such eligible persons as may be selected by the Committee that provide the opportunity to earn or receive cash payments. Other Cash-Based Awards may be granted as an element of or a supplement to any other Award under the Plan or as a stand-alone Award. The terms and conditions relating to Other Cash-Based Awards shall be set forth in the applicable Award Agreement.

VII. General

7.1. Effective Date and Term of Plan.

This Plan shall be submitted to the shareholders of the Company for approval and, if approved, shall become effective as of the date of such shareholder approval. This Plan shall terminate on the tenth anniversary of the date on which the Company’s shareholders approve the Plan, as amended and restated, unless earlier terminated by the Board; provided, however, that no Incentive Stock Options shall be granted after the tenth anniversary of the date on which the Plan, as amended and restated, was approved by the Board. Termination of the Plan shall not affect the terms or conditions of any Award granted prior to termination. Awards hereunder may be made at any time prior to the termination of the Plan.

7.2. Amendments.

The Board may amend the Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s shareholders if (i) shareholder approval is required by applicable law, rule or regulation, including any applicable rule of the New York Stock Exchange, or (ii) such amendment seeks to modify Section 3.4 hereof; provided further, that no amendment may materially impair the rights of a holder of an outstanding Award without the consent of such holder.

7.3. Non-Transferability.

No Award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Award Agreement relating to such Award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Award Agreement relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void.

7.4. Tax Withholding.

The Company shall have the right to require, prior to the issuance or delivery of any Shares or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that (i) the Company shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company

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to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Award Agreement.

7.5. Restrictions on Shares.

Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

7.6. Adjustment.

In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor standard) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under the Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto) and the terms of each outstanding Performance Award (including the number and class of securities subject thereto), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

7.7. Deferrals.

The Committee may determine that the delivery of Shares or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any Award (other than Awards of Incentive Stock Options, Nonqualified Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of Awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code. Any decision that the Committee makes concerning deferrals will be set forth in a separate written document that refers to the Plan.

7.8. Section 409A of the Code.

The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and,

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in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s “separation from service”(as defined under Section 409A of the Code) (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

7.9. No Right of Participation, Employment or Service.

Unless otherwise set forth in an employment agreement, no person shall have any right to participate in the Plan. Neither the Plan nor any Award made hereunder shall confer upon any person any right to continued employment by or Service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or Service of any person at any time without liability hereunder.

7.10. No Right to Same or Future Benefits.

The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years. No person shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

7.11. Rights as Shareholder.

No person shall have any right as a shareholder of the Company with respect to any Shares or other equity security of the Company which is subject to an Award hereunder unless and until such person becomes a shareholder of record with respect to such Shares or equity security.

7.12. No Fractional Shares.

No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

7.13. Designation of Beneficiary.

To the extent permitted by the Company, a Participant may file with the Company a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the Participant’s lifetime on a form prescribed by the Company. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding Award held by such Participant, to the extent vested or exercisable, shall be payable to or may be exercised by such Participant’s executor, administrator, legal representative or similar person.

7.14. Governing Law.

This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of South Carolina and construed in accordance therewith without giving effect to principles of conflicts of laws.

7.15. Foreign Employees.

Without amending the Plan, the Committee may grant Awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in

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which the Company or its Subsidiaries operates or has employees.

7.16. Other Benefit and Compensation Programs.

Awards granted under the Plan and amounts received upon vesting or exercise of an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program unless specifically provided for under the plan or program. Unless specifically set forth in an Award Agreement, Awards under the Plan are not intended as payment for compensation that otherwise would have been delivered in cash, and even if so intended, such Awards shall be subject to such vesting requirements and other terms, conditions, restrictions, and limitations as may be provided in the Award Agreement.

7.17. Unfunded Plan.

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent that any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other person or entity any right, title, or interest in any assets of the Company.

7.18. Awards Subject to Clawback.

The Awards granted under the Plan and any cash payment or Shares delivered pursuant to an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law or the rules of the principal securities exchange on which the Shares are listed.

7.19. Severability of Provisions.

If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

7.20. Data Privacy.

As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 7.20 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s ability to participate in the Plan

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and, in the Board’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

7.21. Insider Trading Policy.

Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers or directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

7.22. Construction.

The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Wherever the words “including” or “includes” are used in the Plan, it means “including, without limitation,” or “includes, without limitation,” respectively.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SONOCO **Sonoco Products Company**

As a shareholder of Sonoco Products Company, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on April 16, 2019

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

The Board of Directors recommends a vote FOR ALL Director nominees and FOR Proposals 2, 3 and 4.
The Board of Directors recommends a vote AGAINST Proposal 5.

1. To elect seven members to the Board of Directors for a one-year term:

Nominees	FOR ALL	FOR ALL EXCEPT	WITHHOLD FOR ALL
(01) P. L. Davies (02) T. J. Drew (03) P. Guillemot (04) J. R. Haley (05) R. G. Kyle (06) R. C. Tiede (07) T. E. Whiddon	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee's(s') name(s) on the line below)

____

Proposal	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2019.	☐	☐	☐
3. To approve the advisory (non-binding) resolution on Executive Compensation.	☐	☐	☐
4. To approve the Sonoco Products Company 2019 Omnibus Incentive Plan.	☐	☐	☐
5. Advisory (non-binding) shareholder proposal regarding simple majority vote.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE ☐

CONTROL NUMBER

Signature______________________________**Signature, if held jointly**______________________________**Date**____________, **2019**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The 2019 Proxy Statement and the 2018 Annual Report to Shareholders are available at: http://www.cstproxy.com/sonoco/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SONOCO PRODUCTS COMPANY

1 NORTH SECOND STREET - HARTSVILLE, SOUTH CAROLINA 29550 - USA

The undersigned hereby appoints Julie C. Albrecht, Vice President, Chief Financial Officer, or John M. Florence, Jr., Vice President, Human Resources, General Counsel and Secretary, as proxy agent, each with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote all the shares of Common Stock of Sonoco Products Company held of record by the undersigned on February 27, 2019 at the Annual Meeting of Shareholders to be held on April 17, 2019 or at any adjournment thereof, as instructed below and in hers or his discretion upon all such other matters as may be properly presented for consideration at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR RATIFICATION OF THE SELECTION OF PWC LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION, FOR THE APPROVAL OF THE 2019 OMNIBUS INCENTIVE PLAN, AND AGAINST THE ADVISORY SHAREHOLDER PROPOSAL REGARDING SIMPLE MAJORITY VOTE.

This card also constitutes voting instructions to the plan Trustee for shares of Sonoco Products Company held in the Sonoco Products Company Savings Plan. You may direct the Trustee how to vote your shares as indicated on this card. **If you fail to give voting instructions to the Trustee, your shares will be voted by the Trustee in the same proportion as the shares for which valid instructions have been received.**

Address Change/Comments
(Mark the corresponding box on the reverse side)

(Continued, and to be marked, dated and signed, on the other side)